                            [Logo] Heartland Funds
                           ------------------------
                           AMERICA'S VALUE INVESTOR






                                 Value Report


                              Second Quarter 1997


                           Notes on value investing
                               for investors in
                                Heartland Funds


                              Semi-Annual Report
                                to Shareholders

VALUE REPORT

Dear Investor

[Photo of
Bill Nasgovitz]

Wow!

How else do you characterize a stock market that surges to one record high after another...more than doubles in just 31 months...and gains a stunning 20.6% in the year's first half?

Red flag. That's how.

Based on historic trends, we believe this market's relentless ascent -- and its bloated valuations -- reflect a collective frenzy that is simply unsustainable.

This doesn't mean we haven't been able to find value opportunities. But it takes a lot more digging, and our purchase decisions have tended to be defensive. We've also been practicing caution by selectively taking profits, selling some disappointing positions, and building up cash reserves.

Should you be cautious as well? We believe you should. First, temper your expectations; returns are likely to be much lower in coming years. Reassess your holdings, too; if you're overweighted in growth investments, consider moving to value. And if you're heavy in equities, consider moving a portion of your assets to bond funds -- especially those with conservative holdings or short duration.

And remember -- reality, patience and prudence have proven their merit over time.

Thank you for your confidence in Heartland.


                                       Sincerely,


                                       William J. Nasgovitz
                                       President

August, 1997

                                                                    VALUE REPORT

OTHER INVESTORS ARE ALSO URGING
TEMPERED EXPECTATIONS

"The biggest bull market in history rolls on, moving farther above past valuation extremes. Fueled by continuing strong equity mutual fund demand...the stock market continues to astound experienced professionals...including this one."

     Steven C. Leuthold, President
     The Leuthold Group
     July 1997

"Where the most money goes, the risks go up and the returns go down."

     Robert Farrell, Chief Investment
     Strategist, Merrill Lynch
     May 1997

"Caution is trading below book value and yielding 10%. Ditto for prudence and safety. Doubt is trading on its backside. It is contrarian to be cautious today."

     James Grant, Editor of Grant's
     Interest Rate Observer, at the Heartland Symposium on Value Investing June 1997

"Any adjustment back to average [stock market] performance is bound to be a painful process. It is far better to avoid this pain by rebalancing your portfolio now."

     Charles Munger, Vice Chairman
     Berkshire Hathaway
     May 1997

VALUE REPORT


Heartland Large Cap Value Fund

ALTERED SUITS

Our challenge as value investors is to look beyond recent setbacks. Take for example Owens Corning, a leading global supplier of building materials and composites. In fact, if you've shopped for home insulation, you've likely seen the #1 brand with the company's Pink Panther logo.

On a less colorful note, you may also be familiar with the lawsuits -- tens of thousands of them -- that were brought against the company over asbestos-related illness. While the company asserts that a large number of the cases are fraudulent, their sheer enormity served to depress the company's stock in recent years.

We believe things look brighter today. The quality of management has improved since CEO Glen Hiner arrived from GE in '92. With the team he assembled, he has managed costs, raised efficiency and made important acquisitions, repositioning the company for the future.

The management team has also moved to resolve the problem of the lawsuits. Between a $2 billion reserve and a $545 million charge in '96, the company appears prepared to cover all asbestos-related liability. We believe that these actions should act as a catalyst, helping to raise the stock's depressed multiple.

At quarter's end, with a share price of $43.13, the stock is selling at a low P/E of 8.2 -- using our 1998 earnings estimate of $5.25 -- representing a very large discount to market. Given this, coupled with the strong management team and a potential catalyst such as the recent lifting of the lawsuits' persistent uncertainty, we believe that Owens Corning presents a significant value opportunity.

On June 30, 1997, the Fund held 5,000 shares of Owens Corning valued at $215,625, representing 3.9% of net assets.

VALUE REPORT

Heartland Large Cap Value Fund

This Fund pursues long-term capital appreciation and is our most conservative equity offering. Using Heartland's value-investing criteria, it seeks undervalued opportunities among companies with stock-market capitalizations of over $1 billion.

Total Returns                         YTD        Since inception (10/11/96)
 Large Cap Value Fund                15.6%                 21.4%
 S&P 500 Index                       20.6                  29.2

The S&P 500 Index is an unmanaged index of 500 stocks representing major U.S. industries.

COMPARATIVE VALUATIONS

                                            Heartland
                                            Large Cap    S&P 500
                                            Value Fund   Index**

          Price/Earnings Ratio/1/             17.6X       18.7X

          Price/Book Value Ratio               2.0X        3.3X

          Price/Cash Flow Ratio               10.1X       10.9X

FUND FACTS
Growth of $10,000                               Fund vs. S&P 500/2/
  since inception (10/11/96)....... $12,140*      Alpha................................2.67
Median market cap..................$4.9 bil.      Beta................................. .80
Share price........................  $12.14       R-squared............................ .70
Net assets.........................$5.4 mil.    Number of holdings.....................  51

TOP 10 HOLDINGS

Shaw Industries, Inc.....................4.2%   Aetna, Inc..............................3.4%
Owens Corning............................3.9    Fort Howard Corporation.................3.3
Unicom Corporation.......................3.6    Reynolds & Reynolds Co. (Class A).......2.9
Louisiana Land & Exploration Co..........3.6    Hanna (M.A.) Company....................2.8
Consolidated Natural Gas Co..............3.6    YPF Sociedad Anonima (ADR)..............2.7

  All statistics are as of June 30, 1997.

* Includes reinvestment of all dividends and capital gains distributions. **Source: Prudential Securities. /1/'97 estimate. /2/ Since the Fund commenced operations on 10/11/96, the measurements are based on weekly data, rather than monthly data, from inception through 6/30/97. Source: Heartland Advisors, Inc., with data on relevant benchmark index from Russell Analytics.

VALUE REPORT

Heartland Mid Cap Value Fund

A STERLING OPPORTUNITY

Software stands in sharp contrast to the relatively mundane industries that typify mid-cap stocks. Moreover, from a value investor's perspective, software companies tend to be unattractive.

But Sterling Software, Inc. struck us as an exception. In an industry where companies sell for 30-50X earnings, or more, Sterling's '97 estimated P/E was only 12.9 when we first purchased it in June at $32. And the other fundamentals were equally compelling: No debt...$600 million in cash, or nearly $20 per share...25 successive quarters of increasing earnings...operating margins of 14%...a return on equity of 39%...and a price-to-book of only 1.3X, vs. the S&P 500's P/B of approximately 4X. Add to this a global presence--70 offices worldwide--in software creation and distribution, and significant management ownership of the company's stock.

So why, you might ask, was Sterling selling at a discount and not a premium? First, there is relatively low institutional ownership. Also, some investors wonder how effectively Sterling will manage both its cash hoard and its recent acquisition of Texas Instruments' software division. On both counts, we're optimistic. We believe the management team is a deep pool of talent. And based on steps they have already taken, we're confident the acquisition will add to earnings much more quickly than is generally believed.

On 6/30/97, the Fund held 11,000 shares of Sterling Software, Inc. valued at $343,750, representing 1.3% of net assets.

                                                                    Value Report

Heartland Mid Cap Value Fund

This Fund pursues long-term capital appreciation. Using intensive research and Heartland's value criteria, it seeks undervalued opportunities among companies with stock-market capitalizations between $500 million and $3.5 billion.

Total Returns                           YTD       Since inception (10/11/96)
 Mid Cap Value Fund                    13.5%                21.0%

 S&P Mid-Cap Index                     13.0                 19.3

The S&P Mid-Cap Index is an unmanaged index of 400 stocks generally considered representative of the mid-cap market.

COMPARATIVE VALUATIONS

                                          Heartland        S&P
                                           Mid Cap       Mid-Cap
                                          Value Fund     Index**

          Price/Earnings Ratio/1/           14.9X         19.2X

          Price/Book Value Ratio             2.0X          3.3X

          Price/Cash Flow Ratio              8.4X         12.5X

FUND FACTS

Growth of $10,000                                  Fund vs. S&P Mid-Cap Index/2/
  since inception (10/11/96)........  $12,100*       Alpha.................................2.65
Median market cap................... $1.3 bil.       Beta.................................. .78
Share price.........................    $12.10       R-squared............................. .78
Net assets..........................$25.2 mil.     Number of holdings......................  58

TOP 10 HOLDINGS

Lennar Corporation.......................2.2%      Wellpoint Health Networks, Inc...........1.9%
Lehman Brothers Holdings, Inc............2.2       Bowater, Inc.............................1.9
AGCO Corporation.........................2.1       Ohio Casualty Corporation................1.8
Trigon Healthcare, Inc...................2.1       Reliance Group Holdings, Inc.............1.8
Mid Ocean Ltd............................2.1       Protective Life Corporation..............1.8

 All statistics are as of June 30, 1997.

* Includes reinvestment of all dividends and capital gains distributions. ** Source: StockVal.

/1/'97 estimate. /2/Since the Fund commenced operations on 10/11/96, the measurements are based on weekly data, rather than monthly data, from inception through 6/30/97. Source: Heartland Advisors, Inc., with data on relevant benchmark index from Russell Analytics.

Value Report

Heartland U.S. Government Securities Fund

ON THE MOVE WITH "RELOs"

As part of our risk-reduction strategy, we attempt to identify security types that have the potential to enhance returns without increasing their variability. To us, this represents value. Recently, we have found such value in mortgage pass-through securities backed by relocation loans, or "RELOs."/1/

When a company asks one of its managers to transfer elsewhere in the country, it may offer special benefits as an incentive to move. A subsidized home loan is often one of those benefits. It may take the form of a favorable rate for one to three years, for example, or a reduction in points, or both.

These RELOs are typically larger than the average conventional home loan, and the borrowers tend to be more sophisticated. Thus, there is greater likelihood of refinancing once the loans outlive their function as incentives. In 1996, for instance, pass-throughs backed by RELOs were prepaid at a rate 120% to 300% faster than other pass-throughs./2/

We prefer to buy RELO pass-throughs at a discount to par value. This feature offers us the potential for greater returns. And because they tend to be prepaid rapidly, RELOs command a premium in down markets, when their shorter effective maturities -- relative to conventional loans -- provide investors a cushioning effect.


/1/ As with other mortgage-related securities, RELOs are subject to risks associated with changes in the anticipated rate of prepayment on the underlying loans. Refer to the prospectus for a more detailed discussion of these risks.

/2/ Morgan Stanley Mortgage Research, March 6, 1997.

On June 30, 1997, the Fund held RELOs--FNMA Pass-Through #365472 RI 6.5% due 11/01/2011--valued at $2,340,730, representing 5.2% of net assets.

                                                                    Value Report
Heartland U.S. Government Securities Fund

This Fund seeks a high level of current income, liquidity, and safety of principal. It works to minimize credit risk by investing virtually all its assets in securities issued or guaranteed by the U.S. Government or its agencies./1/ And although its duration is unrestricted, the Fund generally looks to limit price fluctuation by managing within a narrow, intermediate duration range of 3 to 6 years.

JUNE YIELD............................................................6.5%/2/

SEC yield annualized for the 30 days ending 6/30/97.

AVERAGE ANNUAL RETURNS

                                                                 Since inception
                             YTD*    1-year    5-year   10-year     12/28/84
  Heartland U.S. Gov't
  Securities Fund            2.9%     9.9%      7.4%     8.6%         8.4%
  Lipper General
  U.S Gov't Fund Index       2.6      7.1       5.7      7.3          7.0

/*/Not annualized. The Lipper General U.S. Government Fund Index is an equally weighted index of the performance of the 30 largest U.S. general government funds as tracked by Lipper Analytical Services, Inc.


FUND FACTS
Growth of $10,000
  since inception (4/9/87)........................................$22,726/3/
Net assets.....................................................$44.7 mil.
Share price.........................................................$9.52

Avg. weighted duration............................................4.8 yrs
Avg. weighted credit quality..........................................AAA
Dividends..............................Declared daily, distributed monthly
Sales commission.....................................................None

TOP 5 HOLDINGS

FHLMC CMO-SEQ 1921 B 6.5% 5/15/21...................................12.9%
US Treasury Note 7.3% 5/15/04.......................................11.7
US Treasury Bond 8.1% 8/15/19.......................................11.4
VA Vendee CMO-SEQ 1992-2F 7.0% 2/15/18..............................11.1
FNMA Pass-through #361493 GL 9.0% 1/1/25.............................7.0

All statistics are as of June 30, 1997.

/1/ The Government guarantee of interest and principal payment applies only to the portfolio's underlying securities, not to the Fund's share price.

/2/ Without fee waivers in effect during the period, SEC yield would have been 6.1% and total return would be lower.

/3/ Includes reinvestment of all dividends and capital gains distributions.

VALUE REPORT

Heartland Value Plus Fund

POWER PLAY

As value investors, we believe uncertainty can spell opportunity. A recent example would be Rochester Gas and Electric Corporation. Uncertainty over electric utility deregulation in New York took a heavy toll on the stock. From a September '93 high of $29 3/4, it fell to $17 7/8 in October '96.

In our view, however, investors have overreacted. In fact, for the reasons that follow, we believe this utility is likely to benefit once a resolution is reached, and here are a few reasons why:

 . Because it is one of the state's low-cost producers, Rochester Gas &
  Electric is well positioned to prosper in a competitive environment.

 . In 1993, the company's management team successfully guided it through New
  York's natural gas deregulation process. The same capable team is in place today.

 . Since November '96, insider purchases of stock have been significant.

In addition, the stock's valuations are compelling. When we started buying this stock in March '97, its estimated '97 P/E was 8.5, and its dividend was 9.35%. By contrast, the S&P Utility Index's P/E was 13.47, and its dividend yield was 5.18%. We believe the undervalued nature of the stock may increase its potential as a buyout candidate as the industry consolidates.

On 6/30/97, the Fund held 200,000 shares of Rochester Gas and Electric Corporation valued at $4,212,500, representing 2.5% of net assets.

                                                                    VALUE REPORT

Heartland Value Plus Fund

An equity-income investment, this Fund seeks both capital appreciation and current income. By investing chiefly in income-producing equity securities of smaller companies, it pursues capital appreciation and a dividend yield higher than the yield of the S&P 500. Income producing securities can enhance the potential for total return and help support the share price in downward markets.

JUNE YIELD
  Value Plus Fund.................................................3.5%
  S&P 500 Index...................................................1.8%

SEC yield annualized for the 30 days ending 6/30/97.

AVERAGE ANNUAL RETURNS                                         Since inception
                                     YTD*    1-year   3-year       10/26/93
  Heartland Value Plus Fund          10.6%    28.1%   21.9%          18.1%
  Russell 2000                       10.2     16.3    20.1           14.9

*Not annualized. The Russell 2000 Index is an unmanaged index of stocks considered representative of the small cap market. The S&P 500 Index is an unmanaged index of 500 stocks representing major U.S. industries. Small company stocks may be more volatile than those of the S&P 500.

COMPARATIVE VALUATIONS

                                     Heartland
                                     Value Plus     Russell
                                       Fund          2000**
          Price/Earnings Ratio/1/      13.2X          21.3X

          Price/Book Value Ratio        1.3X           3.0X

          Price/Cash Flow Ratio         8.1X          12.5X




FUND FACTS
Growth of $10,000
    since inception (10/26/93).........................$18,408***
Median market cap.......................................$172 mil.
Share price................................................$14.95
Net assets............................................$167.8 mil.

Fund vs. Russell 2000/2/
    Alpha....................................................5.57
    Beta..................................................... .43
    R-squared................................................ .42
Number of holdings...........................................  83


TOP 10 HOLDINGS

USX - Delhi Group.............................................3.1%
Lawyers Title Corporation.....................................2.8
Dames & Moore, Inc. ..........................................2.6
Central Hudson Gas & Electric Corp. ..........................2.6
Rochester Gas and Electric Corp...............................2.5

Equity Inns, Inc. ............................................2.4%
Outboard Marine Corp. 7% 7/1/02...............................2.4
Gryphon Holdings, Inc. .......................................2.3
Integon Corporation Conv. Pfd. Stock..........................2.2
N.Y. State Electric & Gas Corp. ..............................2.2

All statistics are as of June 30, 1997.
**Source: Prudential Securities. ***Includes reinvestment of all dividends and capital gains distributions.
/1/'97 estimate. /2/Based on monthly data for the 3-year period ending 6/30/97.
  Source: Heartland Advisors, Inc., with data on relevant benchmark index from Russell Analytics.

VALUE REPORT

Heartland Small Cap Contrarian Fund

IS COKE IT?

At the start of the second quarter, the Fund was less than 10% short. But reflecting the market's relentless and steepening ascent, we ended the quarter at 24% of net assets in short positions.

Talk about contrarian thinking, one of our shorts is The Coca Cola Company. By quarter end, we had shorted 60,000 shares at an average sale price of $61.70.

If you're wondering why, we don't blame you. After all, Coke is the world's most recognized brand, the leader in its industry, and one of the world's most profitable, best managed corporations.

Nonetheless, we saw this stock as grossly overvalued. With Coke's six-month sales down 3% and an estimated growth rate of about 15% a year, its stock hardly seemed to merit a P/E of 44. That's an astronomical 3X the growth rate and over twice the average P/E of the S&P 500. To us, fizz like this has to fizzle sooner or later.

Regrettably, it looks like later. Coke closed the quarter at $67.50, causing an unrealized loss of about 10% on this investment.

The moral: In the face of a bull market mania, skepticism may not pay. At least not right away. We remain convinced that valuations matter in the long run, and that regression to the mean will eventually cause the tumble that refreshes.

On June 30, 1997, the Fund's short position in The Coca Cola Company represented (1.6)% of net assets.

                                                                    VALUE REPORT

Heartland Small Cap Contrarian Fund

With a focus on small company stocks, this Fund seeks maximum long-term growth through an aggressive value-based strategy. It seeks to take advantage of both undervalued and overvalued stocks, as well as both rising and declining markets. The Fund can short stocks it regards as overvalued, use leverage -- or borrow -- to enhance returns, and use options and futures to hedge the portfolio. In exchange for potentially greater returns, these sophisticated techniques involve additional risks.

AVERAGE ANNUAL RETURNS                               YTD*          1-year        Since inception (4/27/95)
  Heartland Small Cap Contrarian Fund                 6.2%            6.7%                 21.4%

  Russell 2000                                       10.2            16.3                  22.4

*Not annualized. The Russell 2000 Index is an unmanaged index of stocks considered to be representative of the small cap market in general.

COMPARATIVE VALUATIONS

                                Heartland
                                Small Cap      Russell
                             Contrarian Fund    2000**
Price/Earnings Ratio/1/          16.0X          21.3X

Price/Book Value Ratio            1.6X           3.0X

Price/Cash Flow Ratio             9.0X          12.5X

FUND FACTS
Growth of $10,000                                          Fund vs. Russell 2000/2/
    since inception (4/27/95)................ $15,251***       Alpha......................................... 4.69
Number of holdings                                             Beta........................................... .59
    Long positions............................... 109          R-squared...................................... .43
    Short positions............................... 20      Net assets................................... $262 mil.

TOP 10 HOLDINGS
ICN Pharmaceuticals, Inc. ....................... 5.5%     Custom Chrome, Inc. .............................. 2.5%
Cabot Oil & Gas Corporation...................... 3.4      Shiloh Industries, Inc. .......................... 2.3
London Pacific Group Ltd. (ADR).................. 3.1      OrthoLogic Corporation, Inc. ..................... 2.3
Drypers Corp. 7.5% Sr. Conv. Cum. Pfd. Stock..... 3.0      Charter Power Systems, Inc. ...................... 2.2
SCPIE Holdings, Inc. ............................ 2.7      Interdigital Communications Corp. ................ 2.1

All statistics are as of June 30, 1997.
**Source: Prudential Securities. ***Includes reinvestment of all dividends and capital gains distributions.

/1/'97 estimate. /2/Based on monthly data for the period from 4/27/95 through 6/30/97. Source: Heartland Advisors, Inc., with data on relevant benchmark index from Russell Analytics.

Value Report


Heartland Value Fund


VALUE: ALIVE AND WELL

With the S&P 500 having more than doubled in the past 31 months, one would think this rampaging bull had trampled every value opportunity in sight. But our research indicates otherwise. Consider a few of the stocks we purchased this quarter.

In Southeast Asia, where infrastructure development is booming, Asia Pacific Wire & Cable Corporation, Ltd. is a leading provider of cable for communications and power transmission. But the company is relatively unknown here -- despite its presence on NASDAQ -- because it lacks major Wall Street coverage. So we were able to buy this stock at an average cost of $10.92 -- below book value and only 7X estimated '97 earnings.

Catalina Lighting Inc., which manufactures and distributes residential lighting fixtures, was a classic wallflower. Shunned because of lower earnings, its stock had fallen from $14 in '94 to $2.50 this year. We accumulated stock at an average cost of $3.50 -- less than 60% of book value. This price was also just 3.5X cash flow and 7X estimated '98 earnings per share -- both about 70% discounts to the S&P's valuations.

In 1995, manufactured housing was one of the market's hottest industries. But overcapacity changed all that. Which is why we found ourselves attracted to Southern Energy Homes, Inc., one of the industry's leaders. This company has no long-term debt, was selling at only 8X estimated '97 earnings, and is pursuing an aggressive program of repurchasing its own shares. An affordable home, it seemed to us, for a portion of the Fund's assets.


On June 30, 1997, the Fund held 727,600, 221,200 and 660,000 shares, respectively, in Asia Pacific Wire & Cable Corporation, Ltd. Catalina Lighting, Inc. and Southern Energy Homes, Inc., representing 0.4%, 0.04% and 0.3%, respec-tively, of net assets.

                                                                    Value Report

Heartland Value Fund


This Fund seeks capital appreciation through small company stocks selected on a value basis. It invests chiefly in the equity securities of companies with market capitalizations of less than $500 million. (Closed to new investors since 7/1/95)


AVERAGE ANNUAL RETURNS
                                                            Since inception
                          YTD*    1-year   5-year   10-year    12/28/84
Heartland Value Fund      14.1%    21.7%    22.8%    14.5%       17.4%
Russell 2000              10.2     16.3     17.9     11.1        13.7

*Not annualized. The Russell 2000 Index is an unmanaged index of stocks considered representative of the small cap market.


COMPARATIVE VALUATIONS        Heartland                 Russell
                              Value Fund                2000**
Price/Earnings Ratio/1/         17.9X                    21.3X
Price/Book Value Ratio           1.8X                     3.0X
Price/Cash Flow Ratio            9.1X                    12.5X


FUND FACTS

Growth of $10,000                                   Fund vs. Russell 2000/2/
  since inception (12/28/84)..... $74,008***          Alpha........................ 3.27
Net assets.......................   $1.95 bil.        Beta.........................  .61
Median market cap................     $99 mil.        R-squared....................  .54
Avg. weighted market cap.........    $323 mil.      Number of holdings............. 2.73


TOP 10 HOLDINGS

ICN Pharmaceuticals, Inc.........     4.6%          Maxicare Health Plans, Inc.....  1.3%
Grand Casinos, Inc...............     1.6           Tesoro Petroleum Corporation...  1.1
Presidential Life Corporation....     1.5           Forest Oil Corporation.........  1.1
John Alden Financial Corporation.     1.3           First Financial Corporation....  1.1
ShopKo Stores, Inc...............     1.3           United Wisconsin Services, Inc.  1.0


All statistics are as of June 30, 1997.

**Source: Prudential Securities. ***Includes reinvestment of all dividends and capital gains distributions.

/1/ '97 estimate. /2/ Based on monthly data for the 3-year period ending 6/30/97. Source: Heartland Advisors, Inc., with data on relevant benchmark index from Russell Analytics.

Value Report


     Definitions


     PLEASE NOTE...

     Defined below are the Alpha, Beta and R-Squared measurements presented for our equity funds. These definitions were provided by Russell Analytics, a division of the Frank Russell Company, highly regarded specialists in investment information and statistics. When calculating these measurements for each Heartland equity fund, we have substituted the Fund's benchmark index for a "market return" as indicated in the presentation for each fund.


     Alpha. A measure of a portfolio's return in excess of the market return, both adjusted for risk. It is a measure of the manager's contribution to performance due to security selection. A positive Alpha indicates that the portfolio outperformed the market on a risk-adjusted basis, and a negative Alpha indicates the portfolio did worse than the market.

     Beta. A measure of the sensitivity of a portfolio's rates of return against those of the market. A Beta greater than 1.00 indicates volatility greater than that of the market.

     R-Squared. A measure that indicates the extent to which fluctuations in portfolio returns are correlated with those of the general market. An R-Squared of .75 indicates that 75% of the fluctuation in a portfolio's return is explained by the fluctuation of the market.

Value Report


Heartland Value Research



#1   THE CASE FOR LOW P/E AT MARKET TOPS

#2   OVER TIME, THERE'S BEEN NOTHING
     LIKE VALUE

#3   USING A MID-CAP VALUE STRATEGY TO HEDGE THE LARGE CAP/SMALL CAP CYCLE

#4   WHY INTERMEDIATE MATURITIES?

#5   A REVEALING LOOK AT PRICE-TO-BOOK

For a reprint of any Heartland research piece, please call shareholder services at 1-800-432-7856.
A Heartland representative will be happy to help you.

V A L U E   R E P O R T


Dear Investor

We are here to help you meet your investment needs.

If you have a question, please call Heartland Shareholder Services. We're confident you'll find our representatives to be knowledgeable and responsive.

[Photo of Heartland Shareholder Services Representative]

1-800-432-7856

[Logo] Heartland Funds
America's Value Investor

                                                   Schedules of Investments and
                                                       Financial Statements

                                                        Table of Contents
                                                   ----------------------------

 1...................................................................................................Small Cap Contrarian Fund
 4..................................................................................................................Value Fund
10..........................................................................................................Mid Cap Value Fund
12....................................................................................................... Large Cap Value Fund
14.............................................................................................................Value Plus Fund
17.............................................................................................U.S. Government Securities Fund
18........................................................................................Statements of Assets and Liabilities
20....................................................................................................Statements of Operations
22.........................................................................................Statements of Changes in Net Assets
26........................................................................................................Financial Highlights
31...............................................................................................Notes to Financial Statements

==============================================================================================================================

                                               HEARTLAND SMALL CAP CONTRARIAN FUND
                                     SCHEDULE OF INVESTMENTS . June 30, 1997 (Unaudited)
------------------------------------------------------------------------------------------------------------------------------
                                                                                                                    Percent of
COMMON STOCKS--97.9%                                  Shares           Industry                      Value          Net Assets
------------------------------------------------------------------------------------------------------------------------------
Below Average Price/Earnings Ratio

Advocat, Inc. (a)(b)(c)                               300,000     Drugs & Medicine                $  3,412,500          1.3%
Allou Health & Beauty Care, Inc. (Class A) (a)(b)     525,000     Drugs & Medicine                   3,675,000          1.4
American Physicians Service Group, Inc.                55,000     Insurance - Specialty                336,875          0.1
Astro-Med, Inc.                                       100,000     Business Machines                    881,250          0.3
Astrotech International Corporation (a)               100,000     Construction                         637,500          0.2
Business Resource Group (a)(b)                        400,000     Business Services                  1,500,000          0.6
Control Devices, Inc. (a)                              92,000     Electronics                        1,173,000          0.4
Cotton States Life Insurance Company                  125,000     Insurance                          2,078,125          0.8
Craftmade International, Inc.                          50,000     Construction                         387,500          0.2
Custom Chrome, Inc. (a)(b)(c)                         400,000     Motor Vehicles                     6,450,000          2.5
Friedman Industries, Inc.                             210,000     Steel                              1,233,750          0.5
Health Fitness Corporation (a)                        195,000     Travel & Recreation                  511,875          0.2
ICN Pharmaceuticals, Inc (c)                          500,000     Drugs & Medicine                  14,343,750          5.5
ICTS International N.V. (a)(b)(c)                     351,500     Business Services                  2,724,125          1.0
Jaco Electronics, Inc. (a)(b)(c)                      380,000     Electronics                        2,731,250          1.0
K-Tron Int'l Inc. (a)                                 122,000     Electronics                        1,830,000          0.7
London Pacific Group Ltd. (ADR)                       600,000     Insurance                          8,175,000          3.1
Moore Medical Corporation (a)(b)                      200,000     Drugs & Medicine                   2,575,000          1.0
Motor Club of America (a)(b)                          146,000     Insurance                          1,861,500          0.7
Northwest Pipe Company (a)(c)                         220,000     Steel                              4,042,500          1.5
Omni Insurance Group, Inc. (a)                        129,100     Insurance                          1,581,475          0.6
O. I. Corporation (a)(b)                              317,800     Optical & Photo Equipment          1,310,925          0.5
Personnel Management, Inc. (a)(b)                     200,000     Business Services                  2,000,000          0.8
Resource Bancshares Mortgage Group, Inc. (c)          100,000     Miscellaneous Financial            1,975,000          0.8
Safety Components International, Inc. (a)(b)(c)       269,300     Non-Durables & Entertainment       2,693,000          1.0
SCPIE Holdings, Inc. (c)                              250,000     Insurance                          6,953,125          2.7
Shiloh Industries, Inc. (a)(c)                        300,000     Producer Goods                     6,056,250          2.3
Speizman Industries, Inc. (a)(b)                      290,000     Producer Goods                     1,558,750          0.6
Sterling Electronics Corporation (a)                   64,800     Consumer Durables                    826,200          0.3
Superior Telecom, Inc. (a)(c)                          50,000     Producer Goods                     1,575,000          0.6
Tech-Sym Corporation (a)(c)                           150,000     Aerospace                          5,006,250          1.9
Unico American Corporation (a)                        100,000     Insurance                          1,062,500          0.4
Union Bankshares, Ltd. (a)(b)                          57,500     Banks                                977,500          0.4
Winsloew Furniture, Inc. (a)(c)                       300,000     Consumer Durables                  3,281,250          1.3
                                                                                                  ------------         ----
                                                                                                  $ 97,417,725         37.2%
Low Price to Book Value
Alta Gold Company (a)(c)                              400,000     Gold                            $    987,520          0.4%
Apex Silver Mines, Ltd. (d)                           187,500     Gold                               1,500,000          0.6
Autonomous Technologies Corporation  (a)(b)           525,000     Drugs & Medicine                   2,165,625          0.8

                                                                               1

                                               HEARTLAND SMALL CAP CONTRARIAN FUND
                                   SCHEDULE OF INVESTMENTS [CONT'D] . June 30, 1997 (Unaudited)
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        Percent of
COMMON STOCKS - 97.9% [CONT'D]                                Shares         Industry                       Value       Net Assets
----------------------------------------------------------------------------------------------------------------------------------
Low Price to Book Value [cont'd]
Bio-Vascular, Inc. (a)(b)                                      500,000   Drugs & Medicine                $  2,062,500      0.8%
Campbell Resources, Inc. (a)(b)                              8,000,000   Gold                               5,000,000      1.9
Community Financial Corporation (a)                             50,000   Banks                                725,000      0.3
Crown Books Corporation (a)(b)                                 325,000   Retail                             3,331,250      1.3
Dart Group Corporation (Class A)                                40,000   Retail                             4,110,000      1.6
Geomaque Explorations, Ltd. (a)                                702,700   Gold                               1,629,069      0.6
Harcor Energy, Inc. (c)                                        200,000   Domestic Oil                       1,200,000      0.5
Harding Lawson Associates Group, Inc. (a)(b)                   475,000   Business Services                  3,317,590      1.3
HCO Energy, Ltd. (a)(c)                                        750,000   Domestic Oil                       1,141,050      0.4
Hyde Athletic Industries, Inc. (Class B) (a)                   610,000   Apparel                            3,088,125      1.2
ICU Medical, Inc. (a)                                          400,000   Drugs & Medicine                   3,050,000      1.2
Isomedix, Inc. (a)(c)                                          248,700   Drugs & Medicine                   3,901,481      1.5
Kentek Information Systems, Inc.                               250,000   Business Machines                  1,937,500      0.7
Little Switzerland, Inc. (a)(c)                                400,000   Retail                             2,400,000      0.9
M-Wave, Inc. (a)(b)                                            277,000   Electronics                          796,375      0.3
New Brunswick Scientific Company (a)(b)                        254,217   Electronics                        1,779,519      0.7
North Central Bancshares, Inc.                                  35,000   Banks                                542,500      0.2
NTN Canada, Inc. (a)(b)                                        169,000   Media                                612,625      0.2
Oregon Steel Mills, Inc.                                       146,900   Steel                              2,928,819      1.1
OrthoLogic Corporation, Inc. (a)                             1,100,000   Drugs & Medicine                   6,050,000      2.3
PIA Merchandising Services, Inc. (a)(b)                        460,000   Business Services                  2,645,000      1.0
Programmer's Paradise, Inc. (a)                                150,000   Business Machines                  1,425,000      0.5
TCI International, Inc. (a)                                    100,000   Electronics                          637,500      0.2
Tipperary Corporation (a)(b)                                 1,000,000   Energy & Raw Materials             4,000,000      1.5
Vectra Technologies, Inc. (a)(b)                               650,000   Business Services                    325,000      0.1
Vital Images, Inc. (a)                                         210,000   Medical Products                     315,000      0.1
VTEL Corporation (a)                                           600,000   Telecommunications                 3,600,000      1.4
                                                                                                         ------------     ----
                                                                                                         $ 67,204,048     25.6%
Below Average Price/Cash Flow Ratio

Beau Canada Exploration, Ltd. (a)                              600,000   Energy & Raw Materials          $  1,347,540      0.5%
Belmont Homes, Inc. (a)                                        116,800   Construction                         803,000      0.3
Cabot Oil & Gas Corporation (c)                                500,000   Domestic Oil                       8,812,500      3.4
Callon Petroleum Company (a)(c)                                100,000   Domestic Oil                       1,600,000      0.6
Catherines Stores Corporation (a)(b)(c)                        600,000   Apparel                            2,250,000      0.9
Children's Discovery Centers
  of America, Inc. (a)(b)                                      455,500   Business Services                  3,074,625      1.2
Communications Central, Inc. (a)                               265,000   Telephone                          2,915,000      1.1
Deflecta-Shield Corporation (a)                                100,000   Motor Vehicles                       875,000      0.3
Diehl Graphsoft, Inc. (a)                                       75,000   Business Services                    300,000      0.1
Dignity Partners, Inc. (a)(b)                                  400,000   Miscellaneous Financial            1,325,000      0.5
Donnelly Corporation                                           200,000   Construction                       3,350,000      1.3
Executone Information Systems, Inc. (a)(c)                   1,575,000   Business Services                  2,657,812      1.0
Fahnestock Viner Holdings, Inc. (c)                            200,000   Miscellaneous Financial            3,775,000      1.4
Family Steak Houses of Florida, Inc. (a)(b)                    700,000   Non-Durables & Entertainment         481,250      0.2
Globe Business Resources, Inc. (a)(c)                          195,000   Consumer Durables                  2,291,250      0.9
The GNI Group, Inc. (a)(b)(c)                                  600,000   Business Services                  3,600,000      1.4
Gothic Energy Corporation (a)(b)(c)                            700,000   Domestic Oil                       1,312,500      0.5
Harmony Brook, Inc. (a)(b)                                     700,000   Business Services                    350,000      0.1
High Plains Corporation (a)(c)                                 700,000   Chemicals                          2,887,500      1.1
In Home Health, Inc. (a)(b)                                    900,000   Drugs and Medicine                 1,350,000      0.5
Key Production Company, Inc. (a)                                75,000   Domestic Oil                         759,375      0.3
KTI, Inc. (a)                                                  105,000   Miscellaneous & Conglomerates        918,750      0.3
Portec, Inc. (c)                                               200,000   Railroads & Shipping               2,350,000      0.9
Riviera Tool Company (a)(b)                                    130,000   Producer Goods                       650,000      0.3
Serv-Tech, Inc. (a)(c)                                          28,000   Producer Goods                       168,000      0.1
Shelter Components Corporation                                 274,600   Construction                       3,260,875      1.3
Spectrum Control, Inc. (a)                                     500,000   Electronics                        2,156,250      0.8
Summit Resources, Ltd. (a)                                     250,000   Energy & Raw Materials             1,086,725      0.4
Syncor International Corporation (a)(c)                        310,000   Drugs & Medicine                   3,255,000      1.2
                                                                                                         ------------     ----
                                                                                                         $ 59,962,952     22.9%

                                               HEARTLAND SMALL CAP CONTRARIAN FUND
                                   SCHEDULE OF INVESTMENTS [CONT'D] . June 30, 1997 (Unaudited)
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        Percent of
COMMON STOCKS - 97.9% [CONT'D]                                Shares         Industry                       Value       Net Assets
----------------------------------------------------------------------------------------------------------------------------------
Special Situations
Airnet Systems, Inc. (a)                                        87,500   Air Transport                   $  1,432,813      0.5%
Bolder Technologies Corporation (a)                            250,000   Electronics                        3,500,000      1.3
Butler International, Inc. (a)(c)                              151,000   Business Services                  2,047,938      0.8
Charter Power Systems, Inc. (c)                                150,000   Electronics                        5,625,000      2.2
Chico's Fas, Inc. (a)(b)(c)                                    460,000   Apparel                            2,443,750      0.9
Consep, Inc. (a)                                               292,500   Food & Agriculture                   731,250      0.3
Drypers Corporation (a)(b)(d)                                  228,929   Paper & Forest Products            1,759,892      0.7
Dynamic Materials Corporation (a)                              125,900   Chemicals                          1,463,588      0.6
Interdigital Communications Corp. (a)(c)                     1,000,000   Telephone                          5,500,000      2.1
Lunar Corporation (a)(c)                                       101,400   Drugs & Medicine                   2,205,450      0.8
Motorcar Parts & Accessories, Inc. (a)(c)                      125,000   Motor Vehicles                     2,125,000      0.8
Polyvision Corporation (a)(b)                                  600,000   Construction                         412,500      0.2
RCM Technologies, Inc. (a)                                     250,000   Business Services                  2,656,250      1.0
                                                                                                         ------------     ----
                                                                                                           31,903,431     12.2%
                                                                                                         ------------
TOTAL COMMON STOCKS (Cost $236,344,040)                                                                  $256,488,156

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        Percent of
PREFERRED STOCKS - 3.8%                                       Shares         Industry                       Value       Net Assets
----------------------------------------------------------------------------------------------------------------------------------
Drypers Corp. 7.5% Senior
  Conv. Cumulative (b)(d)                                       20,250   Paper & Forest Products         $  7,944,618      3.0%
Excelsior-Henderson Motorcycle Mfg. Company
  Series A Conv. (a)(b)(d)                                     460,000   Motor Vehicles                     1,725,000      0.7
National Mercantile Bancorp 6.5% Conv.                          15,002   Banks                                150,000      0.1
                                                                                                         ------------
TOTAL PREFERRED STOCKS (Cost $3,900,000)                                                                 $  9,819,618

TOTAL INVESTMENTS - (Cost $240,244,040)..................................................................$266,307,774    101.7%
Liabilities, less cash and receivables...................................................................  (4,419,415)    (1.7)
                                                                                                         ------------    -----
TOTAL NET ASSETS.........................................................................................$261,888,359    100.0%
                                                                                                         ============    =====

(a) Non-income producing security.
(b) Affiliated company. See Note 7 in Notes to Financial Statements.
(c) All or part of security committed as collateral for short sales. See Note 2(f) in Notes to Financial Statements.
(d) Restricted security. See Note 2(g) in Notes to Financial Statements.


----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        Percent of
SHORT SALES - (23.9%)                                           Shares       Industry                       Value       Net Assets
----------------------------------------------------------------------------------------------------------------------------------
Adflex Solutions, Inc.                                          15,000  Electronics                        $   225,000    (0.1)%
Alydaar Software Corporation                                     6,000  Business Services                      120,750    (0.1)
BMC Industries, Inc.                                           100,000  Electronics                          3,425,000    (1.3)
Cisco Systems, Inc.                                             40,000  Business Machines                    2,685,000    (1.0)
The Coca-Cola Company                                           60,000  Food & Agriculture                   4,050,000    (1.6)
Consolidated Graphics, Inc.                                    100,000  Media                                4,175,000    (1.6)
Data Dimensions, Inc.                                           20,000  Business Services                      440,000    (0.2)
Dell Computer Corporation                                       40,000  Business Machines                    4,697,500    (1.8)
Dollar Tree Stores, Inc.                                       125,000  Retail                               6,296,875    (2.4)
Drypers Corporation                                            450,000  Paper & Forest Products              3,459,375    (1.3)
Fastenal Company                                                30,000  Construction                         1,470,000    (0.6)
Gentex Corporation                                             125,000  Construction                         2,468,750    (0.9)
The Gillette Company                                            50,000  Soaps & Cosmetics                    4,737,500    (1.8)
HBO & Company                                                   75,000  Media                                5,165,625    (2.0)
Oracle Corporation                                             100,000  Business Services                    5,037,500    (1.9)
Oxford Health Plans, Inc.                                       60,000  Insurance                            4,305,000    (1.6)
Pentair, Inc.                                                  100,000  Producer Goods                       3,287,500    (1.3)
Safeskin Corporation                                            20,000  Tires & Rubber Goods                   588,750    (0.2)
Starbucks Corporation                                           65,000  Food & Agriculture                   2,530,938    (1.0)
Sykes Enterprises, Inc.                                        135,000  Business Services                    3,512,600    (1.3)
                                                                                                          ------------
TOTAL SHORT SALES (Proceeds $52,725,901)                                                                  $ 62,678,663
                                                                                                          ============


The accompanying Notes to Financial Statements are an integral part of this Schedule.

                             HEARTLAND VALUE FUND
              SCHEDULE OF INVESTMENTS . June 30, 1997 (Unaudited)

-------------------------------------------------------------------------------------------------------------------------
                                                                                                               Percent of
COMMON STOCKS -- 76.6%                              Shares               Industry                 Value        Net Assets
-------------------------------------------------------------------------------------------------------------------------
Below Average Price/Earnings Ratio
Alabama National Bancorporation                     110,000    Banks                           $ 2,461,250         0.1%
Align-Rite International, Inc. (a)(b)               300,000    Electronics                       3,900,000         0.2
American Buildings Company (a)(b)                   500,000    Construction                     13,500,000         0.7
AmVestors Financial Corporation                     500,000    Insurance                         9,375,000         0.5
Amwest Insurance Group, Inc. (b)                    200,000    Insurance                         3,000,000         0.2
Astec Industries, Inc. (a)(b)                       965,000    Construction                     12,002,188         0.6
Atalanta/Sosnoff Capital Corporation (a)            250,000    Miscellaneous Finance             2,765,625         0.1
Baldwin Piano & Organ Company (a)(b)                325,000    Non Durables & Entertainment      4,468,750         0.2
BancTec, Inc. (a)                                   228,100    Business Machines                 5,916,344         0.3
Banknorth Group, Inc.                                50,000    Banks                             2,312,500         0.1
Beverly Bancorporation                              231,661    Banks                             4,459,474         0.2
Cameron Ashley Building Products, Inc. (a)          400,000    Construction                      5,550,000         0.3
Capital RE Corporation                              200,000    Insurance                        10,700,000         0.5
Commercial Federal Corporation                      300,000    Banks                            11,137,500         0.6
Conmed Corporation (a)                              495,000    Drugs & Medicine                  8,415,000         0.4
Crossmann Communities, Inc. (a)                     200,000    Construction                      4,250,000         0.2
D & N Financial Corporation (a)(b)                  400,000    Banks                             7,700,000         0.4
Dakotah, Inc. (a)(b)                                300,000    Non Durables & Entertainment        937,500         0.0
Discount Auto Parts, Inc. (a)                       200,000    Motor Vehicles                    3,900,000         0.2
Eagle Financial Corporation                         110,500    Banks                             3,356,438         0.2
Effective Management Systems, Inc. (a)(b)           350,000    Business Machines                 1,750,000         0.1
Engle Homes, Inc. (b)                               581,500    Construction                      5,524,250         0.3
Esterline Technologies Corporation (a)              300,000    Electronics                      10,687,500         0.6
Fibermark, Inc. (a)(b)                              375,000    Paper & Forest Products           7,828,125         0.4
Filene's Basement Corporation (a)                   430,000    Retail                            2,848,750         0.1
FLIR Systems, Inc. (a)                               34,800    Electronics                         548,100         0.0
FPIC Insurance Group, Inc. (a)                      200,000    Insurance                         4,500,000         0.2
Franklin Bank NA                                    148,837    Banks                             2,120,927         0.1
Gehl Company (a)(b)                                 400,000    Producer Goods                    6,700,000         0.3
The General Chemical Group, Inc.                    634,400    Chemicals                        16,970,200         0.9
Global Industrial Technologies, Inc. (a)            290,000    Construction                      5,945,000         0.3
Home Federal Bancorp (b)                            193,500    Banks                             5,514,750         0.3
Hospital Staffing Services, Inc. (a)(b)             620,000    Drugs & Medicine                  1,472,500         0.1
ICN Pharmaceuticals, Inc. (b)                     3,150,000    Drugs & Medicine                 90,365,625         4.6
Interra Financial, Inc.                             300,000    Miscellaneous Finance            12,581,250         0.6
LaCrosse Footwear, Inc.                             213,900    Apparel                           2,780,700         0.1
Life USA Holding, Inc.                            1,000,000    Insurance                        14,250,000         0.7
LSI Industries, Inc.                                359,200    Construction                      4,849,200         0.3
MAF Bancorp, Inc.                                   400,000    Banks                            16,750,000         0.9
Magal Security Systems Ltd. (a)(b)                  300,000    Business Services                 1,425,000         0.1
Marisa Christina, Inc. (a)                          238,700    Apparel                           2,237,813         0.1
Maxicare Health Plans, Inc. (a)(b)                1,100,000    Drugs & Medicine                 24,612,500         1.3
M.D.C. Holdings, Inc.                               750,000    Construction                      6,796,875         0.4
Meadow Valley Corporation (a)                        35,000    Construction                        192,500         0.0
Mednet, MPC Corporation (a)(b)                    1,868,400    Drugs & Medicine                    582,941         0.0
Mercury Air Group, Inc. (b)                         633,700    Chemicals                         4,000,231         0.2
MFRI, Inc. (a)(b)                                   300,000    Producer Goods                    2,850,000         0.2
Midwest Express Holdings, Inc. (a)                  150,000    Air Transport                     4,106,250         0.2
Mining Services International Corporation (a)       152,649    Energy & Raw Materials            1,526,490         0.1
Nu Horizons Electronics Corporation (a)             400,000    Electronics                       3,275,000         0.2
Optek Technology, Inc. (a)                           60,000    Electronics                         877,500         0.0
Penn Engineering & Manufacturing
  Corporation                                       235,500    Producer Goods                    4,621,688         0.2
Phoenix Duff & Phelps Corporation                   620,000    Miscellaneous Finance             4,572,500         0.2
Powell Industries, Inc. (a)(b)                      600,000    Electronics                       9,150,000         0.5
Professionals Insurance Co. Mgt. Group (a)(b)       220,000    Insurance                         6,215,000         0.3
PXRE Corporation                                    600,000    Insurance                        18,450,000         1.0

                             HEARTLAND VALUE FUND
         SCHEDULE OF INVESTMENTS (CONT'D) . June 30, 1997 (Unaudited)

-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                   Percent of
COMMON STOCKS -- 76.6% (CONT'D]                     Shares                 Industry                  Value         Net Assets
-----------------------------------------------------------------------------------------------------------------------------
Below Average Price/Earnings Ratio [CONT'D]
Raymond James Financial, Inc.                        439,500     Miscellaneous Finance            $ 12,031,313         0.6%
Reliance Steel & Aluminum Company                    334,350     Non-Ferrous Metals                  8,693,100         0.5
The Seibels Bruce Group, Inc. (a)                    300,000     Insurance                           2,362,500         0.1
Sholodge, Inc.                                       200,000     Travel & Recreation                 2,962,500         0.2
Skymall, Inc. (a)                                    100,000     Retail                                775,000         0.0
Southern Energy Homes, Inc. (a)                      660,000     Construction                        6,022,500         0.3
Strattec Security Corporation (a)(b)                 500,000     Producer Goods                     10,312,500         0.5
Student Loan Corporation                              49,800     Miscellaneous Finance               2,113,388         0.1
Superior Telecom, Inc. (a)                           158,900     Producer Goods                      5,005,350         0.3
Unionbancorp, Inc.                                    70,000     Banks                                 892,500         0.0
United Security Bancorporation                       170,423     Banks                               2,428,528         0.1
Universal Stainless & Alloy Products, Inc. (a)       100,000     Non-Ferrous Metals                  1,300,000         0.1
URS Corporation (a)(b)                               741,700     Business Services                   9,734,813         0.5
Webster Financial Corporation                        100,000     Banks                               4,550,000         0.2
Wescast Industries, Inc. (Class A)                   150,000     Motor Vehicles                      4,518,750         0.2
Westbridge Capital Corporation (a)(b)                400,000     Insurance                           3,875,000         0.1
Weyco Group, Inc.                                     59,000     Apparel                             3,835,000         0.1
Zindart Limited (ADR) (a)                            220,000     Miscellaneous & Conglomerates       2,255,000         0.1
                                                                                                  ------------        ----
                                                                                                  $513,254,476        25.9%
Low Price to Book Value
Abraxas Petroleum Corporation (a)                    200,000     Domestic Oil                     $  2,568,760         0.1%
Alamco, Inc. (a)                                     198,000     Domestic Oil                        3,044,250         0.2
American Exploration Company (a)                     250,000     Domestic Oil                        3,656,250         0.2
Amtech Corporation (a)                               458,200     Electronics                         2,147,812         0.1
Anchor Bancorp Wisconsin, Inc.                        28,000     Banks                               1,365,000         0.1
Antec Corporation (a)                                150,000     Electronics                         1,762,500         0.1
Arden Industrial Products, Inc. (a)(b)               650,000     Producer Goods                      3,778,125         0.2
Box Energy Corporation (Class B) (a)               1,327,400     Domestic Oil                        9,623,650         0.5
Boyds Wheels, Inc. (a)                                30,000     Motor Vehicles                        120,000         0.0
California State Bank                                 81,700     Banks                               2,083,350         0.1
Caretenders Health Corporation (a)(b)                308,900     Drugs & Medicine                    2,509,812         0.1
Castle & Cooke, Inc. (a)                             377,200     Construction                        6,247,375         0.3
Catalina Lighting, Inc.                              221,200     Construction                          857,150         0.0
Chieftain International, Inc. (a)                    200,000     Energy & Raw Materials              4,387,500         0.2
Children's Broadcasting Corporation (a)(b)           590,000     Media                               2,728,750         0.1
Clayton Williams Energy, Inc. (a)(b)                 600,000     Domestic Oil                        6,825,000         0.3
Coastal Physician Group, Inc. (a)(b)               1,500,000     Drugs & Medicine                    2,437,500         0.1
Cobra Electronics Corporation (a)(b)                 500,000     Electronics                         1,578,150         0.1
Collagen Corporation (b)                             850,000     Drugs & Medicine                   14,875,000         0.8
Crown Central Petroleum Corporation
   (Class B) (a)                                     145,500     Domestic Oil                        2,164,312         0.1
CSP, Inc. (a)(b)                                     280,000     Electronics                         1,960,000         0.1
Cyrk International, Inc. (a)                         500,000     Business Services                   5,875,000         0.3
C.P. Clare Corporation (a)(b)                        490,000     Electronics                         7,717,500         0.4
Datron Systems, Inc. (a)(b)                          250,000     Business Machines                   2,531,250         0.1
Dayton Mining Corporation (a)                        500,000     Gold                                1,906,250         0.1
Designs, Inc. (a)(b)                               1,100,000     Retail                              5,362,500         0.3
Domain Energy Corporation (a)                        100,000     Domestic Oil                        1,350,000         0.1
ECC International Corporation (a)(b)                 676,700     Electronics                         3,552,675         0.2
ENStar, Inc. (a)(b)                                  233,333     Business Machines                   1,458,331         0.1
Evergreen Resources, Inc. (a)(b)                     575,000     Domestic Oil                        5,893,750         0.3
EZCorp, Inc. (Class A) (a)(b)                        700,000     Miscellaneous Finance               7,000,000         0.4
First Alert, Inc. (a)                                491,900     Consumer Durables                   1,383,469         0.1
FSI International, Inc. (a)                          661,700     Electronics                        10,587,200         0.5
GA Financial, Inc.                                   100,000     Banks                               1,900,000         0.1
Gish Biomedical, Inc. (a)(b)                         275,000     Drugs & Medicine                    1,375,000         0.1
Grist Mill Company (a)(b)                            400,000     Food & Agriculture                  2,825,000         0.1

                                                       HEARTLAND VALUE FUND
                                   SCHEDULE OF INVESTMENTS (CONT'D) . June 30, 1997 (Unaudited)
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         Percent of
Common Stocks -- 76.6% (CONT'D)                              Shares        Industry                      Value           Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
Low Price to Book Value [cont'd]
Hallmark Capital Corporation (a)                              55,000   Banks                           $    1,175,625          0.1%
Hanover Foods Corporation (Class A) (a)(b)                    50,500   Food & Agriculture                   1,780,125          0.1
Harmony Brook, Inc. (a)(b)                                   720,000   Business Services                      360,000          0.0
Health Power, Inc. (a)(b)                                    295,800   Drugs & Medicine                       961,350          0.0
HMN Financial, Inc. (a)(b)                                   250,000   Banks                                5,750,000          0.3
Howell Corporation (a)(b)                                    300,000   Domestic Oil                         6,000,000          0.3
ICO, Inc.                                                    500,000   Energy & Raw Materials               2,593,750          0.1
IEC Electronics Corporation (a)(b)                           700,000   Electronics                          9,887,500          0.5
ImmuLogic Pharmaceutical Corporation (a)                     350,800   Drugs & Medicine                     1,096,250          0.1
Iwerks Entertainment, Inc. (a)(b)                          1,100,000   Non Durables & Entertainment         4,812,500          0.2
Jacobson Stores, Inc.                                         60,800   Retail                                 577,600          0.0
John Alden Financial Corporation                           1,250,000   Insurance                           26,171,875          1.3
JumboSports, Inc.                                            600,000   Retail                               2,287,500          0.1
Kentucky Electric Steel, Inc. (a)(b)                         450,000   Steel                                2,362,500          0.1
Massbank Corporation                                         100,000   Banks                                4,775,000          0.2
Matrix Pharmaceutical, Inc. (a)(b)                         1,570,000   Drugs & Medicine                    10,499,375          0.5
Meadowbrook Rehabilitation
  Group, Inc. (Class A) (a)(b)                               186,666   Business Services                      396,665          0.0
Mizar, Inc. (a)(b)                                           416,000   Business Machines                    1,508,000          0.1
Morgan Products, Ltd. (a)(b)                                 750,000   Construction                         5,625,000          0.3
Netframe Systems, Inc. (a)                                   557,500   Business Services                      505,262          0.0
Northwest Equity Corporation (b)                              80,000   Banks                                1,150,000          0.1
Offshore Logistics, Inc. (a)                                 175,000   Air Transport                        3,303,125          0.2
Oneita Industries, Inc. (a)(b)                               600,000   Apparel                                243,780          0.0
Outlook Group Corporation (a)(b)                             457,500   Media                                2,802,187          0.1
PICO Holdings, Inc. (a)                                      106,300   Insurance - Specialty                  478,350          0.0
Players International, Inc. (a)                            1,073,000   Travel & Recreation                  3,219,000          0.2
PolyMedica Industries, Inc. (a)(b)                           550,000   Drugs & Medicine                     4,812,500          0.2
Presidential Life Corporation                              1,500,000   Insurance                           29,062,500          1.5
Ramsay Health Care, Inc. (a)(b)                              603,333   Drugs & Medicine                     2,036,249          0.1
Rexworks, Inc. (a)(b)                                        185,500   Producer Goods                         556,500          0.0
RightCHOICE Managed
  Care, Inc. (Class A) (a)(b)                              1,002,500   Drugs & Medicine                    13,596,406          0.7
The Rottlund Company, Inc. (a)(b)                            420,000   Construction                         1,890,000          0.1
Sanfilippo John B. & Son, Inc.                               275,000   Food & Agriculture                   1,890,625          0.1
Snyder Oil Corporation (a)                                   250,000   Domestic Oil                         4,593,750          0.2
Stampeder Exploration, Ltd. (a)                            3,000,000   Domestic Oil                        11,812,500          0.6
Star Multi Care Services, Inc. (a)(b)                        230,093   Drugs & Medicine                     1,150,465          0.1
Starcraft Corporation (a)(b)                                 400,000   Motor Vehicles                       1,050,000          0.1
Stewart & Stevenson Services, Inc.                           300,000   Producer Goods                       7,800,000          0.4
Stifel Financial Corporation                                 220,500   Miscellaneous Finance                2,618,438          0.1
Strouds, Inc. (a)(b)                                         444,000   Retail                                 777,000          0.0
St. Francis Capital Corporation                              100,000   Banks                                3,875,000          0.2
Sunrise Resources, Inc. (a)(b)                               600,000   Business Services                    2,400,000          0.1
Technology Research Corporation (b)                          500,000   Producer Goods                       2,062,500          0.1
Tesoro Petroleum Corporation (a)(b)                        1,500,000   Domestic Oil                        22,218,750          1.1
Tipperary Corporation (a)                                    533,300   Energy & Raw Materials               2,133,200          0.1
Trak Auto Corporation (a)(b)                                 366,500   Motor Vehicles                       4,031,500          0.2
Trimark Holdings, Inc. (a)(b)                                400,000   Non Durables & Entertainment         2,050,000          0.1
Vectra Technologies, Inc. (a)(b)                             723,500   Business Services                      361,750          0.0
Vicorp Restaurants, Inc. (a)(b)                              500,000   Non Durables & Entertainment         6,000,000          0.3
Weston Roy F. Inc. (Class A) (a)(b)                          550,000   Business Services                    1,650,000          0.1
                                                                                                         ------------         -----
                                                                                                         $368,190,123         18.4%

                                                       HEARTLAND VALUE FUND
                                   SCHEDULE OF INVESTMENTS (CONT'D) . June 30, 1997 (Unaudited)
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         Percent of
Common Stocks -- 76.6% (CONT'D)                              Shares        Industry                      Value           Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
Below Average Price/Cash Flow Ratio
3-D Geophysical, Inc. (a)(b)                                 700,000   Domestic Oil                    $    3,587,500          0.2%
The Advest Group, Inc.                                       220,000   Miscellaneous Finance                5,225,000          0.3
Aeroflex, Inc.                                               300,000   Producer Goods                       1,537,500          0.1
Allwaste, Inc. (a)(b)(c)                                   2,000,000   Business Services                   19,000,000          1.0
The Alpine Group, Inc. (a)(b)                              1,100,000   Producer Goods                      12,443,750          0.6
American Oilfield Divers, Inc. (a)(b)                        500,000   Energy & Raw Materials               6,000,000          0.3
Amtran, Inc. (a)(b)                                          600,000   Air Transport                        4,950,000          0.3
Asia Pacific Wire & Cable
  Corporation Ltd. (a)(b)                                    727,600   Producer Goods                       7,912,650          0.4
Benton Oil and Gas Company (a)                               600,000   Domestic Oil                         9,000,000          0.5
Buckhead America Corporation (a)(b)                          175,000   Travel & Recreation                  1,159,375          0.1
Cash America International, Inc.                             700,000   Miscellaneous Finance                7,350,000          0.4
CHC Helicopter Corporation (Class A) (a)(b)                1,000,000   Air Freight                          7,125,000          0.4
The Cherry Corporation (Class A) (a)(b)                      850,100   Consumer Durables                   11,051,300          0.6
Comdial Corporation (a)(b)                                   650,000   Telephone                            5,443,750          0.3
Commonwealth Industries, Inc.                                312,600   Non-Ferrous Metals                   6,369,225          0.3
Comstock Resources, Inc. (a)                                 200,000   Domestic Oil                         2,087,500          0.1
Dairy Mart Convenience
  Stores, Inc. (Class A) (a)(b)                              384,000   Retail                               2,232,000          0.1
Damark International, Inc. (Class A) (a)(b)                  800,000   Retail                              12,400,000          0.6
DeVlieg-Bullard, Inc. (a)                                    500,000   Producer Goods                       1,718,750          0.1
Diamond Home Services, Inc. (a)                              247,000   Construction                         2,377,375          0.1
Duckwall-ALCO Stores, Inc. (a)(b)                            330,000   Retail                               4,248,750          0.2
Eaton Vance Corporation                                      700,000   Miscellaneous Finance               19,468,750          1.0
Eltek, Ltd. (a)(b)                                           300,000   Business Machines                      731,250          0.0
Financial Industries Corporation (a)(b)                      300,000   Insurance                            3,825,000          0.2
First Financial Corporation                                  700,000   Miscellaneous Finance               20,562,500          1.1
Forest Oil Corporation (a)                                 1,500,000   Domestic Oil                        22,031,250          1.1
The Fortress Group, Inc. (b)                                 700,000   Construction                         4,287,500          0.2
Gibson Greetings, Inc. (a)                                   700,000   Non Durables & Entertainment        15,750,000          0.8
GKN Holding Corporation (a)                                  300,000   Miscellaneous Finance                1,425,000          0.1
Grand Casinos, Inc. (a)                                    2,090,000   Travel & Recreation                 30,827,500          1.6
GZA GeoEnvironmental Technologies,
  Inc. (a)(b)                                                372,700   Business Services                    1,164,688          0.1
Hallwood Consolidated Resources
  Corporation (a)(b)                                         100,000   Domestic Oil                         6,800,000          0.3
Hampshire Group, Ltd. (a)                                    125,000   Apparel                              1,843,750          0.1
HealthRite, Inc. (a)(b)                                      403,000   Drugs & Medicine                       780,812          0.0
Help at Home, Inc. (a)(b)                                    100,000   Business Services                      362,500          0.0
Home Products International, Inc.                            250,000   Chemicals                            2,468,750          0.1
Johnson Worldwide Associates, Inc. (Class A)                 150,000   Travel & Recreation                  1,931,250          0.1
Johnstown America Industries, Inc. (a)                       150,000   Railroads & Shipping                   900,000          0.1
Kaye Group, Inc. (b)                                         353,600   Insurance                            1,768,000          0.1
Kinnard Investments, Inc. (a)                                222,704   Miscellaneous Finance                1,308,386          0.1
LCS Industries, Inc. (b)                                     350,000   Business Services                    5,053,125          0.3
The Lion Brewery, Inc. (a)(b)                                375,000   Liquor                               1,007,812          0.1
The Marcus Corporation                                       150,000   Non Durables & Entertainment         3,693,750          0.2
Marten Transport, Ltd. (a)(b)                                222,200   Trucking & Freight                   2,888,600          0.1
Martin Industries, Inc. (b)                                  500,000   Producer Goods                       3,000,000          0.2
Minntech Corporation (a)(b)                                  513,100   Drugs & Medicine                     5,387,550          0.3
MTL, Inc. (a)                                                210,000   Trucking & Freight                   4,908,750          0.3
MYR Group, Inc. (b)                                          300,000   Construction                         5,400,000          0.3
Norstan, Inc. (a)(b)                                         552,000   Telephone                            8,970,000          0.5
Norwood Promotional Products, Inc. (a)                       200,000   Non Durables & Entertainment         2,800,000          0.1
Old America Stores, Inc. (a)(b)                              369,200   Consumer Durables                      646,100          0.0
Pacific Scientific Company                                   242,000   Aerospace                            3,206,500          0.2
Park-Ohio Industries, Inc. (a)                               118,500   Producer Goods                       1,807,125          0.1

                                                        HEARTLAND VALUE FUND
                                    SCHEDULE OF INVESTMENTS [CONT'D] . June 30, 1997 (Unaudited)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          Percent of
COMMON STOCKS - 76.6% [CONT'D]                                Shares         Industry                       Value         Net Assets
------------------------------------------------------------------------------------------------------------------------------------
Below Average Price/Cash Flow Ratio [cont'd]
Patrick Industries, Inc. (b)                                 312,000   Construction                      $  5,148,000          0.3%
Peoples Telephone Company, Inc. (a)(b)                     1,600,000   Telephone                            5,500,000          0.3
Praegitzer Industries, Inc. (a)                              100,000   Electronics                          1,112,500          0.1
Printronix, Inc. (a)                                          78,300   Computer Peripherals                 1,174,500          0.1
Quixote Corporation (b)                                      577,000   Business Services                    4,616,000          0.2
RenaissanceRe Holdings Ltd.                                  250,000   Insurance                            9,531,250          0.5
Right Management Consultants, Inc. (a)(b)                    400,000   Business Services                    4,550,000          0.2
Schnitzer Steel Industries, Inc. (Class A)                   200,000   Steel                                5,950,000          0.3
Schult Homes Corporation (b)                                 360,000   Construction                         5,715,000          0.3
ShopKo Stores, Inc. (a)                                    1,000,000   Retail                              25,500,000          1.3
SIFCO Industries, Inc. (a)                                   177,900   Aerospace                            2,535,075          0.1
Steel of West Virginia, Inc. (a)(b)                          360,000   Steel                                3,600,000          0.2
Sterling Financial Corporation (a)                           275,000   Banks                                5,121,875          0.3
St. Mary Land & Exploration Company (a)                      340,000   Domestic Oil                        11,942,500          0.6
Teltrend, Inc. (a)(b)                                        500,000   Telephone                            7,312,500          0.4
Thorn Apple Valley, Inc. (a)                                 436,000   Food & Agriculture                   8,393,000          0.4
Timber Lodge Steakhouse, Inc. (a)(b)                         300,000   Non Durables & Entertainment         1,162,500          0.1
Todhunter International, Inc. (a)(b)                         490,000   Liquor                               3,552,500          0.2
Tower Air, Inc. (a)                                          500,000   Air Transport                        1,562,500          0.1
United Federal Savings Bank                                  143,700   Banks                                1,688,475          0.1
United Wisconsin Services, Inc.                              600,000   Insurance                           20,212,500          1.0
West Coast Entertainment Corporation (a)                     300,000   Non Durables & Entertainment         1,575,000          0.1
Willis Lease Finance Corporation (a)                         110,000   Miscellaneous Finance                1,388,750          0.1
Wilsons The Leather Experts, Inc. (a)                        125,000   Retail                               1,265,625          0.1
World Acceptance Corporation (a)                             400,000   Miscellaneous Finance                2,550,000          0.1
Worldtex, Inc.                                               550,000   Drugs & Medicine                     4,400,000          0.2
                                                                                                       --------------         ----
                                                                                                         $467,285,673         24.5%

Special Situations
Allied Healthcare Products, Inc. (a)(b)                      600,000   Drugs & Medicine                  $  3,900,000          0.2%
Badger Meter, Inc. (b)                                       200,000   Electronics                          5,925,000          0.3
Breed Technologies, Inc. (a)                                  57,100   Non Durables & Entertainment         1,313,300          0.1
Capital Factors Holdings, Inc. (a)                           130,000   Miscellaneous Finance                2,275,000          0.1
Christiana Companies, Inc. (a)                               182,300   Energy & Raw Materials               7,269,212          0.4
Eskimo Pie Corporation (b)                                   271,500   Food & Agriculture                   3,291,937          0.2
The Female Health Company (a)(b)                             585,100   Soap & Cosmetics                     1,901,575          0.1
Interdigital Communications Corp. (a)(b)                   3,435,000   Telephone                           18,892,500          1.0
Interpore International (a)(b)                               600,000   Drugs & Medicine                     2,850,000          0.1
Marquette Medical Systems, Inc. (a)                          416,500   Drugs & Medicine                     9,163,000          0.5
Matthews International Corporation (Class A)                 200,000   Producer Goods                       7,300,000          0.4
Medical Graphics Corporation (a)(b)                          243,700   Drugs & Medicine                       913,875          0.0
Memtec Ltd. (ADR) (a)                                        100,000   Producer Goods                       2,700,000          0.1
M/A/R/C, Inc. (a)(b)                                         300,000   Business Services                    5,850,000          0.3
NTN Communications, Inc. (a)(b)                            1,725,000   Media                                7,654,687          0.4
OEC Medical Systems, Inc. (a)                                311,000   Electronics                          5,539,688          0.3
Osmonics, Inc. (a)                                           200,800   Producer Goods                       3,702,250          0.2
Regency Health Services, Inc. (a)                            527,100   Drugs & Medicine                     8,104,163          0.4
Rehabilicare, Inc. (a)(b)                                    355,000   Drugs & Medicine                     1,242,500          0.1
Resound Corporation (a)                                      575,000   Optical Photo & Equipment            3,234,375          0.2
Scios, Inc. (a)                                              800,000   Drugs & Medicine                     5,100,000          0.3
Sullivan Dental Products, Inc. (b)                           500,000   Drugs & Medicine                     9,125,000          0.5
Total-Tel USA Communications, Inc. (a)(b)                    289,000   Telephone                            5,202,000          0.3
UNC, Inc. (a)(b)                                           1,000,000   Aerospace                           14,625,000          0.8
Virginia First Financial Corporation                         264,000   Banks                                5,940,000          0.3
Vitalink Pharmacy Services, Inc. (a)                          38,217   Drugs & Medicine                       730,900          0.0
Wilsons The Leather Experts, Inc. (Warrants) (a)             100,000   Retail                                 131,250          0.0
Zytec Corporation (a)                                        220,000   Electronics                          4,125,000          0.2
                                                                                                       --------------         ----
                                                                                                          148,002,212          7.8%
                                                                                                       --------------
TOTAL COMMON STOCKS (Cost $1,108,874,184)                                                              $1,496,732,484

                                                        HEARTLAND VALUE FUND
                                    SCHEDULE OF INVESTMENTS [CONT'D] . June 30, 1997 (Unaudited)
------------------------------------------------------------------------------------------------------------------------------------
                                                                Par                                                       Percent of
CONVERTIBLE BONDS - .3%                                       Amount         Industry                       Value         Net Assets
------------------------------------------------------------------------------------------------------------------------------------
ICN Pharmaceuticals, Inc. 8.50%
  11/15/1999 (b)                                          $1,000,000   Drugs & Medicine                $    1,285,000       0.1%
Fort Bend Holding Corporation 8.00%
  12/01/2005                                                 400,000   Miscellaneous Financial                560,000       0.0
Mercury Air Group, Inc. 7.75% 02/01/2006 (b)               1,250,000   Chemicals                            1,284,375       0.1
Professional Bancorp, Inc. 8.50%
  03/01/2004                                               1,000,000   Banks                                1,020,000       0.1
                                                                                                       --------------
TOTAL CONVERTIBLE BONDS (Cost $3,651,859)                                                              $    4,149,375

------------------------------------------------------------------------------------------------------------------------------------
                                                                Par                                                       Percent of
CORPORATE BONDS - .4%                                         Amount         Industry                       Value         Net Assets
------------------------------------------------------------------------------------------------------------------------------------
Engle Homes, Inc. 11.75% 12/15/2000 (b)                   $6,905,000   Construction                    $    6,879,106       0.4%
                                                                                                       --------------
TOTAL CORPORATE BONDS (Cost $6,651,302)                                                                $    6,879,106

------------------------------------------------------------------------------------------------------------------------------------
                                                                Par                                                       Percent of
SHORT-TERM INVESTMENTS - 22.7%                                Amount                                        Value         Net Assets
------------------------------------------------------------------------------------------------------------------------------------
U.S. TREASURY SECURITIES - 12.7%
U.S. Treasury Note 6.000% 12/31/1997                    $ 20,000,000                                   $   20,050,798       1.0%
U.S. Treasury Note 5.250% 12/31/1997                     102,000,000                                      101,885,750       5.2
U.S. Treasury Note 6.125% 03/31/1998                      50,000,000                                       50,161,500       2.6
U.S. Treasury Note 5.875% 04/30/1998                      25,000,000                                       25,026,248       1.3
U.S. Treasury Note 6.000% 05/31/1998                      50,000,000                                       50,101,495       2.6
                                                                                                       --------------
                                                                                                          247,225,791

DISCOUNT NOTES - 9.3%
Federal Home Loan Bank 0.000% 07/01/1997                  35,000,000                                       35,000,000       1.8
Federal Home Loan Bank 0.000% 07/10/1997                  34,000,000                                       33,954,185       1.7
Federal Home Loan Bank 0.000% 07/23/1997                   6,000,000                                        5,980,273       0.3
Federal Home Loan Bank 0.000% 07/24/1997                  15,000,000                                       14,948,346       0.8
Federal Home Loan Bank 0.000% 07/28/1997                   6,000,000                                        5,975,790       0.3
Federal Home Loan Bank 0.000% 12/19/1997                  18,080,000                                       17,612,672       0.9
Federal Farm Credit Bank 0.000%
  01/02/1998                                              45,000,000                                       44,959,946       2.3
Federal National Mortgage Association
  0.000% 01/05/1998                                       25,000,000                                       24,284,687       1.2
                                                                                                       --------------
                                                                                                          182,715,899

VARIABLE RATE DEMAND NOTE (+) - .7%
Warner-Lambert Company 5.23%                              13,905,000                                       13,905,000       0.7

                                                                                                       --------------
TOTAL SHORT-TERM INVESTMENTS - (Cost $443,892,916)                                                     $  443,846,690

TOTAL INVESTMENTS - (Cost $1,563,070,261)............................................................  $1,951,607,655     100.0%
Liabilities, less cash and receivables...............................................................         (81,217)      0.0
                                                                                                       --------------     -----
TOTAL NET ASSETS.....................................................................................  $1,951,526,438     100.0%
                                                                                                       ==============     =====

(a) Non-income producing security.
(b) Affiliated company. See Note 7 in Notes to Financial Statements.
(c) All or part of security committed as collateral for short sale. See Note 2(f) in Notes to Financial Statements.
(+) Variable rate demand notes are considered short-term obligations and are payable on demand. Interest rate changes periodically on specified dates. The rate listed is as of June 30, 1997.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          Percent of
SHORT SALES - (0.0%)                                          Shares       Industry                         Value         Net Assets
------------------------------------------------------------------------------------------------------------------------------------
Philip Services Corp.                                         58,200   Business Services               $      923,925       (0.0)%
                                                                                                       --------------
TOTAL SHORT SALES (Proceeds $963,959)                                                                  $      923,925
                                                                                                       ==============

The accompanying Notes to Financial Statements are an integral part of this Schedule.

                                                  HEARTLAND MID CAP VALUE FUND
                                      SCHEDULE OF INVESTMENTS . June 30, 1997 (Unaudited)
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      Percent of
COMMON STOCKS - 87.9%                                         Shares         Industry                  Value          Net Assets
--------------------------------------------------------------------------------------------------------------------------------
Below Average Price/Earnings Ratio
AK Steel Holding Corporation                                    7,800   Steel                       $  344,175          1.4%
AGCO Corporation                                               15,000   Producer Goods                 539,063          2.1
Apria Healthcare Group, Inc. (a)                               19,500   Drugs & Medicine               346,125          1.4
Commercial Federal Corporation                                 10,500   Banks                          389,813          1.5
First Brands Corporation                                       13,500   Chemicals                      309,656          1.2
Horace Mann Educators Corporation                               7,200   Insurance                      352,800          1.4
IBP Inc.                                                       12,600   Food & Agriculture             292,950          1.2
Integrated Health Services, Inc.                                9,800   Drugs & Medicine               377,300          1.5
Lehman Brothers Holdings, Inc.                                 13,500   Miscellaneous Financial        546,750          2.2
Lennar Corporation                                             17,500   Construction                   558,906          2.2
Medusa Corporation                                             10,600   Construction                   406,775          1.6
Popular, Inc.                                                   9,100   Banks                          367,413          1.5
P. H. Glatfelter Company                                       18,500   Paper & Forest Products        370,000          1.5
Reliance Group Holdings, Inc.                                  38,800   Insurance                      460,750          1.8
Storage Technology Corporation                                  8,700   Business Machines              387,150          1.5
Sun Healthcare Group, Inc. (a)                                 21,000   Drugs & Medicine               437,063          1.7
SUPERVALU, Inc.                                                10,000   Food & Agriculture             345,000          1.4
Toll Brothers, Inc. (a)                                        19,000   Construction                   349,125          1.4
TR Financial Corporation                                       14,400   Banks                          362,700          1.4
Walden Residential Properties, Inc.                            14,300   Real Property                  366,436          1.5
Zeigler Coal Holding Company                                   15,000   Energy & Raw Materials         350,625          1.4
                                                                                                    ----------         ----
                                                                                                    $8,260,575         32.8%
Low Price to Book Value
Allegiance Corporation                                         12,500   Drugs & Medicine            $  340,625          1.4%
A. O. Smith Corporation                                         9,700   Motor Vehicles                 344,956          1.4
Bank United Corporation                                        10,000   Miscellaneous Financial        380,000          1.5
Boise Cascade Corporation                                       9,400   Paper & Forest Products        331,938          1.3
Bowater, Inc.                                                  10,300   Paper & Forest Products        476,375          1.9
Darden Restaurants, Inc.                                       38,400   Food & Agriculture             348,000          1.4
Heilig Meyers Company                                          19,800   Consumer Durables              388,575          1.5
MEMC Electronic Materials, Inc.                                 7,500   Electronic Equipment           245,625          1.0
OGE Energy Corporation                                          7,500   Energy & Utilities             341,250          1.4
Ohio Casualty Corporation                                      10,500   Insurance                      462,000          1.8
Ranger Oil Ltd.                                                42,000   International Oil              391,125          1.6
Reynolds Metals Company                                         6,000   Non-Ferrous Metals             427,500          1.7
Silicon Valley Group, Inc. (a)                                 15,500   Electronics                    408,812          1.6
Sterling Software, Inc.                                        11,000   Business Services              343,750          1.3
Trigon Healthcare, Inc. (a)                                    22,000   Insurance                      533,500          2.1
Wellman, Inc.                                                  12,000   Chemicals                      208,500          0.8
                                                                                                    ----------         ----
                                                                                                    $5,972,531         23.7%
Below Average Price/Cash Flow Ratio
Agrium, Inc.                                                   31,500   Chemicals                   $  362,250          1.4%
Asarco, Inc.                                                   14,000   Non-Ferrous Metals             428,750          1.7
El Paso Electric Company (a)                                   56,500   Energy & Utilities             399,030          1.6
Ethyl Corporation                                              38,500   Chemicals                      356,125          1.4
KLM Royal Dutch Airlines NV                                    10,000   Air Transport                  308,750          1.2
McDermott International, Inc.                                  14,000   Construction                   408,625          1.6
Mid Ocean Ltd.                                                  9,800   Insurance                      513,888          2.1
Protective Life Corporation                                     9,000   Insurance                      452,250          1.8
Public Service Co. of New Mexico                               17,500   Energy & Utilities             312,813          1.3
Signet Banking Corporation                                     12,200   Banks                          439,200          1.7
Tesoro Petroleum Corporation (a)                               28,000   Domestic Oil                   414,750          1.7
TransTexas Gas Corporation (a)                                 24,000   Domestic Oil                   384,000          1.5
                                                                                                    ----------         ----
                                                                                                    $4,780,431         19.0%

                                                  HEARTLAND MID CAP VALUE FUND
                                   SCHEDULE OF INVESTMENTS [CONT'D] . June 30, 1997 (Unaudited)
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      Percent of
COMMON STOCKS - 87.9% [CONT'D]                                Shares         Industry                  Value          Net Assets
--------------------------------------------------------------------------------------------------------------------------------
Special Situations
Blount Int'l, Inc.  (Class A)                                  10,600   Consumer Durables          $   451,161          1.8%
Dean Foods Company                                             10,500   Food & Agriculture             423,938          1.7
HealthPlan Services Corporation                                19,500   Insurance                      368,063          1.5
National Semiconductor Corporation (a)(b)                       9,300   Electronic Equipment           284,813          1.1
Newmont Mining Corporation                                      8,600   Gold                           335,400          1.3
Tandem Computers, Inc.                                          5,100   Business Machines              103,275          0.4
Teradyne, Inc. (a)(b)                                           8,500   Business Services              333,625          1.3
Valero Energy Corporation                                       9,500   Domestic Oil                   344,375          1.4
Wellpoint Health Networks, Inc. (a)                            10,700   Insurance                      490,863          1.9
                                                                                                   -----------         ----
                                                                                                     3,135,513         12.4%
                                                                                                   -----------
TOTAL COMMON STOCKS (Cost $19,600,901)                                                             $22,149,050

--------------------------------------------------------------------------------------------------------------------------------
                                                               Par                                                    Percent of
SHORT-TERM INVESTMENTS - 12.4%                                Amount                                 Value            Net Assets
--------------------------------------------------------------------------------------------------------------------------------
DISCOUNT NOTES - 7.8%
Federal Mortgage Corporation
  5.46% 07/07/1997                                         $1,000,000                              $   999,103          3.9%
Federal Home Loan Banks 5.47% 07/17/1997                    1,000,000                                  997,609          3.9
                                                                                                   -----------
                                                                                                     1,996,712
VARIABLE RATE DEMAND NOTES (+) - 4.6%
Johnson Controls, Inc. 5.28%                                  250,000                                  250,000          1.0
General Mills, Inc. 5.24%                                     250,000                                  250,000          1.0
Warner-Lambert Company 5.23%                                  250,000                                  250,000          1.0
American Family Financial Services 5.26%                      243,000                                  243,000          1.0
Wisconsin Electric Power Company 5.30%                        157,000                                  157,000          0.6
                                                                                                   -----------
                                                                                                     1,150,000

                                                                                                   -----------
TOTAL SHORT-TERM INVESTMENTS (Cost $3,146,712)                                                     $ 3,146,712

TOTAL INVESTMENTS - (Cost $22,747,613).........................................................    $25,295,762        100.3%
Liabilities, less cash and receivables.........................................................        (93,700)        (0.3)
                                                                                                   -----------        -----
TOTAL NET ASSETS...............................................................................    $25,202,062        100.0%
                                                                                                   ===========        =====


(a) Non-income producing security.
(b) All or part of security committed as collateral for written call options. See Note 2(h) in Notes to Financial Statements.
(+) Variable rate demand notes are considered short-term obligations and are payable on demand. Interest rate changes periodically on specified dates. The rates listed are as of June 30, 1997.

The accompanying Notes to Financial Statements are an integral part of this Schedule.


                                        HEARTLAND LARGE CAP VALUE FUND
                              SCHEDULE OF INVESTMENTS . June 30, 1997 (Unaudited)
---------------------------------------------------------------------------------------------------------------
                                                                                                     Percent of
COMMON STOCKS - 87.9%                            Shares         Industry              Value          Net Assets
---------------------------------------------------------------------------------------------------------------
 Below Average Price/Earnings Ratio
Allmerica Financial Corporation                   1,800   Insurance                 $   71,775          1.3%
American General Corporation                      1,200   Insurance                     57,300          1.1
AT&T Corporation                                  1,400   Telephone                     49,086          0.9
Chase Manhatten Corporation                         400   Banks                         38,825          0.7
Hanson PLC (ADR)                                    250   Construction                   6,250          0.1
Lehman Brothers Holdings, Inc.                    1,600   Miscellaneous Financial       64,800          1.2
Owens Corning                                     5,000   Construction                 215,625          3.9
PartnerRe Ltd.                                    1,400   Insurance                     53,375          1.0
Philip Morris Companies, Inc.                     1,200   Tobacco                       53,250          1.0
Reynolds & Reynolds Company (Class A)             9,900   Producer Goods               155,925          2.9
Shaw Industries, Inc.                            21,700   Apparel                      230,563          4.2
Summit Bancorp                                    1,800   Banks                         90,225          1.7
SUPERVALU, Inc.                                   1,700   Food & Agriculture            58,650          1.1
Union Planters Corporation                          600   Banks                         31,125          0.6
USF&G Corporation                                 2,300   Insurance                     55,200          1.0
UST, Inc.                                         2,200   Tobacco                       61,050          1.1
                                                                                    ----------         ----
                                                                                    $1,293,024         23.8%
 Low Price to Book Value
 Aetna, Inc.                                      1,800   Drugs & Medicine          $  184,275          3.4%
 Allmerica Property & Casualty Companies, Inc.    1,100   Insurance                     36,025          0.7
 Beverly Enterprises, Inc. (a)                    5,500   Drugs & Medicine              89,375          1.6
 British Steel PLC (a)                            4,200   Producer Goods               106,050          2.0
 Champion International Corporation               1,800   Paper & Forest Products       99,450          1.8
 Darden Restaurants, Inc.                         9,800   Food & Agriculture            88,813          1.6
 Digital Equipment Corporation                    1,000   Business Machines             35,437          0.7
 Dillards, Inc.                                     700   Retail                        24,237          0.4
 International Paper Company                        800   Paper & Forest Products       38,850          0.7
 Jefferson Smurfit Group PLC (ADR)                3,100   Containers                    90,288          1.7
 Kmart Corporation (a)                            7,000   Retail                        85,750          1.6
 Louisiana-Pacific Corporation                    3,900   Paper & Forest Products       82,388          1.5
 Mead Corporation                                 1,800   Paper & Forest Products      112,050          2.1
 Ohio Casualty Corporation                        1,300   Insurance                     57,200          1.0
 St. Paul Companies, Inc.                         1,200   Insurance                     91,500          1.7
 Unicom Corporation                               9,000   Energy & Utilities           200,250          3.6
                                                                                    ----------         ----
                                                                                    $  421,938         26.1%
 Below Average Price/Cash Flow Ratio
Consolidated Natural Gas Company                  3,600   Energy & Raw Materials    $  193,725          3.6%
Elf Aquitane (ADR)                                1,200   International Oil             65,325          1.2
Frontier Corporation                              5,400   Telephone                    107,663          2.0
Louisiana Land & Exploration Company              3,500   Domestic Oil                 199,937          3.6
OGE Energy Corporation                            1,500   Energy & Utilities            68,250          1.3
Ohio Edison Company                                 800   Energy & Utilities            17,450          0.3
RJR Nabisco Holdings Corporation                  1,600   Tobacco                       52,800          1.0
Telecomunicacoes Brasileiras S. A. (ADR)            600   Telephone                     91,050          1.7
Union Texas Petroleum Holdings, Inc.              4,400   Domestic Oil                  92,125          1.7
YPF Sociedad Anonima (ADR)                        4,800   International Oil            147,600          2.7
                                                                                    ----------         ----
                                                                                    $1,035,925         19.1%


                                        HEARTLAND LARGE CAP VALUE FUND
                         SCHEDULE OF INVESTMENTS [CONT'D] . June 30, 1997 (Unaudited)
--------------------------------------------------------------------------------------------------------------
                                                                                                    Percent of
COMMON STOCKS - 87.9% [cont'd]               Shares         Industry                  Value         Net Assets
--------------------------------------------------------------------------------------------------------------
 Special Situations
Fort Howard Corporation                       3,600   Paper & Forest Products       $  182,250         3.3%
Hanna (M.A.) Company                          5,400   Chemicals                        155,588         2.8
Jefferson-Pilot Corporation                   1,600   Insurance                        111,800         2.1
J.C. Penney Company, Inc.                       800   Retail                            41,750         0.8
Philips Electronics NV                        1,200   Electronics                       86,250         1.6
Student Loan Mktg Association                   900   Miscellaneous Financial          114,300         2.1
Tenet Healthcare Corporation (a)              3,600   Drugs & Medicine                 106,425         2.0
Textron, Inc.                                 1,200   Miscellaneous Financial           79,650         1.5
Toys "R" Us, Inc. (a)                         4,200   Retail                           147,000         2.7
                                                                                    ----------        ----
                                                                                     1,025,013        18.9%
                                                                                    ----------
TOTAL COMMON STOCKS (Cost $4,126,941)                                               $4,775,900

--------------------------------------------------------------------------------------------------------------
                                              Par                                                   Percent of
SHORT-TERM INVESTMENTS - 13.8%               Amount                                   Value         Net Assets
--------------------------------------------------------------------------------------------------------------
DISCOUNT NOTE - 9.3%
Federal Mortgage Corporation
  5.46% 07/07/1997                          $500,000                                $  499,552         9.3%

VARIABLE RATE DEMAND NOTES (+) - 4.5%
Johnson Controls, Inc. 5.28%                  50,000                                    50,000         0.9
General Mills, Inc. 5.24%                     50,000                                    50,000         0.9
Pitney Bowes Credit Corp. 5.26%               50,000                                    50,000         0.9
American Family Financial Services 5.26%      50,000                                    50,000         0.9
Wisconsin Electric Power Company 5.30%        50,000                                    50,000         0.9
                                                                                    ----------
                                                                                       250,000

                                                                                    ----------
TOTAL SHORT-TERM INVESTMENTS (Cost $749,552)                                        $  749,552

TOTAL INVESTMENTS - (Cost $4,876,493).............................................. $5,525,452       101.7%
Liabilities, less cash and receivables.............................................    (91,418)       (1.7)
                                                                                    ----------       -----
TOTAL NET ASSETS................................................................... $5,434,034       100.0%
                                                                                    ==========       =====

(a) Non-income producing security.
(+) Variable rate demand notes are considered short-term obligations and are payable on demand. Interest rate changes periodically on specified dates. The rates listed are as of June 30, 1997.

The accompanying Notes to Financial Statements are an integral part of this Schedule.

                                                  HEARTLAND VALUE PLUS FUND
                                   SCHEDULE OF INVESTMENTS   .   June 30, 1997 (Unaudited)
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                   Percent of
COMMON STOCKS -- 64.8%                              Shares                 Industry                   Value        Net Assets
-----------------------------------------------------------------------------------------------------------------------------
Below Average Price/Earnings Ratio
Ambassador Apartments, Inc.                          25,000     Real Property                      $   621,875         0.4%
Commercial Bankshares, Inc.                          77,000     Banks                                1,463,000         0.9
Continental Homes Holding Corporation                80,300     Construction                         1,415,287         0.8
Decorator Industries, Inc.                          137,500     Miscellaneous & Conglomerates        1,263,281         0.8
Donegal Group, Inc.                                  50,000     Insurance                            1,218,750         0.7
EMC Insurance Group, Inc.                           270,000     Insurance                            3,341,250         2.0
Equity Inns, Inc.                                   300,000     Real Property                        4,012,500         2.4
Foster (L.B.) Company (a)                           209,400     Producer Goods                         916,125         0.5
Gorman-Rupp Company                                 100,000     Producer Goods                       1,800,000         1.1
Gryphon Holdings, Inc. (a)                          250,000     Insurance                            3,812,500         2.3
Intrav, Inc.                                        150,000     Travel & Recreation                  1,350,000         0.8
Lawyers Title Corporation                           250,000     Insurance                            4,718,750         2.8
MMI Companies, Inc.                                 125,000     Insurance                            3,265,625         2.0
NYMagic, Inc.                                         4,600     Insurance                               94,875         0.1
Paine Webber Group, Inc.                             30,000     Miscellaneous Financial              1,050,000         0.6
Prime Retail, Inc.                                  200,000     Real Property                        2,687,500         1.6
Sphere Drake Holdings Ltd.                          145,900     Insurance                            1,249,269         0.7
Twin Disc, Inc.                                      50,000     Producer Goods                       1,437,500         0.9
Walden Residential Properties, Inc.                  50,000     Real Property                        1,281,250         0.7
                                                                                                   -----------        -----
                                                                                                   $36,999,337        22.1%
Low Price to Book Value
Aceto Corporation                                   100,000     Chemicals                          $ 1,462,500         0.9%
Alliance Bancorp, Inc. (a)                           60,000     Banks                                1,807,500         1.1
Analysis & Technology, Inc.                         100,000     Business Services                    1,590,630         0.9
Arctic Cat, Inc.                                    300,000     Motor Vehicles                       3,112,500         1.9
Carson Pirie Scott & Company                         50,000     Retail                               1,587,500         0.9
Central & South West Corporation                     50,000     Energy & Utilities                   1,062,500         0.6
Flexsteel Industries, Inc.                          149,000     Consumer Durables                    1,750,750         1.0
Haggar Corporation                                  255,000     Apparel                              3,251,250         1.9
Insteel Industries, Inc.                            181,300     Producer Goods                       1,473,063         0.9
Kaman Corporation (Class A)                         100,000     Producer Goods                       1,537,500         0.9
Lufkin Industries, Inc.                              27,500     Producer Goods                         721,875         0.5
Magnetek, Inc.                                       31,250     Producer Goods                         519,531         0.3
Mitchell Energy & Development Corporation            40,800     Domestic Oil                           872,100         0.5
Monterey Resources, Inc.                            100,000     Domestic Oil                         1,487,500         0.9
Providence Energy Corporation                       120,000     Energy & Utilities                   2,100,000         1.3
Salient 3 Communications, Inc. (Class A)            142,900     Electronics                          1,714,800         1.0
Tab Products Company                                166,300     Producer Goods                       1,642,212         1.0
Teche Holding Company                                63,700     Banks                                1,210,300         0.7
                                                                                                   -----------        -----
                                                                                                   $28,904,011        17.2%
Below Average Price/Cash Flow Ratio
Central Hudson Gas & Electric Corporation           125,000     Energy & Utilities                 $ 4,304,688         2.6%
Dames & Moore, Inc.                                 350,000     Business Services                    4,331,250         2.6
First Albany Companies, Inc.                         20,055     Miscellaneous Financial                288,291         0.2
The Greenbrier Co., Inc.                            250,000     Railroad & Shipping                  2,828,125         1.7
Minnesota Power & Light Company                     100,000     Energy & Utilities                   3,037,500         1.8
Nash Finch Company                                   78,300     Food & Agriculture                   1,732,388         1.0
N.Y. State Electric & Gas Corporation               175,000     Energy & Utilities                   3,653,125         2.2
Piccadilly Cafeterias, Inc.                         125,500     Non-Durables & Entertainment         1,333,438         0.8
Rochester Gas and Electric Corporation              200,000     Energy & Utilities                   4,212,500         2.5
Southwestern Energy Company                         100,000     Energy & Raw Material                1,300,000         0.8
USX-Delhi Group                                     400,000     Energy & Raw Material                5,250,000         3.1
Versa Technologies, Inc.                            125,900     Producer Goods                       1,982,925         1.2
Walbro Corporation                                   95,000     Producer Goods                       1,923,750         1.1
Yankee Energy System, Inc.                           10,000     Energy & Utilities                     245,000         0.1
                                                                                                   -----------        -----
                                                                                                   $36,422,980        21.7%

                                                HEARTLAND VALUE PLUS FUND
                              SCHEDULE OF INVESTMENTS [CONT'D]   .   June 30, 1997 (Unaudited)
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                   Percent of
COMMON STOCKS -- 64.8% [cont'd]                     Shares               Industry                    Value         Net Assets
-----------------------------------------------------------------------------------------------------------------------------
Special Situations
CU Bancorp                                           25,000     Banks                             $    381,250        0.2%
Grand Premier Financial, Inc.                        77,200     Banks                                1,158,000        0.7
TCBY Enterprises, Inc.                              200,000     Non-Durables & Entertainment         1,262,500        0.8
TR Financial Corporation                            140,000     Banks                                3,526,250        2.1
                                                                                                  ------------        ----
                                                                                                     6,328,000        3.8%
                                                                                                  ------------
TOTAL COMMON STOCKS (Cost $99,706,923)                                                            $108,654,328

-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                   Percent of
PREFERRED STOCKS -- 8.7%                            Shares               Industry                    Value         Net Assets
-----------------------------------------------------------------------------------------------------------------------------

Chiquita Brands International, Inc.
  5.75% Ser. A Conv.                                 20,000     Food & Agriculture                $    942,500        0.6%
Excel Realty Trust, Inc. 2.125% Series A Conv.       80,000     Real Property                        2,180,000        1.3
Fieldcrest Cannon, Inc. 3.00% Series A Conv.         45,800     Apparel                              2,083,900        1.2
ICO, Inc. $1.6875 Series Conv.                      100,000     Energy & Raw Materials               2,175,000        1.3
Integon Corporation $3.875 Series Conv.              56,700     Insurance                            3,763,462        2.2
International Technology Corporation Conv.           20,000     Business Services                      365,000        0.2
Station Casinos, Inc. 7.00% Series Conv.             25,000     Travel & Recreation                  1,118,750        0.7
Walden Residential Property, Inc. 9.20%              80,000     Real Property                        2,020,000        1.2
                                                                                                  ------------
TOTAL PREFERRED STOCKS (Cost $13,272,943)                                                         $ 14,648,612


-----------------------------------------------------------------------------------------------------------------------------
                                                    Par                                                            Percent of
CONVERTIBLE BONDS -- 12.4%                         Amount                Industry                    Value         Net Assets
-----------------------------------------------------------------------------------------------------------------------------
Bell Sports Corporation 4.25% 11/15/2000         $2,000,000     Non-Durables & Entertainment      $  1,675,000        1.0%
Box Energy Corporation 8.25% 12/01/2002           1,350,000     Domestic Oil                         1,255,500        0.7
Chock Ful O' Nuts Corporation
  8.00% 09/15/2006                                  750,000     Food & Agriculture                     787,500        0.5
Fedders, Inc. 8.50% 06/15/2012                      531,980     Consumer Durables                      526,660        0.3
Fort Bend Holding Corporation 8.00%
  12/01/2005                                      1,000,000     Miscellaneous Financial              1,400,000        0.8
Hector Communications
  Corporation 8.50% 02/15/2002                      500,000     Telephone                              525,000        0.3
ICN Pharmaceuticals, Inc. 8.50%
  11/15/1999                                      2,000,000     Drugs & Medicine                     2,570,000        1.5
J Baker, Inc. 7.00% 06/01/2002                      140,000     Retail                                 124,950        0.1
Outboard Marine Corporation 7.00%
  07/01/2002                                      4,000,000     Producer Goods                       3,960,000        2.4
Park Electrochemical Corporation 5.50%
  03/01/2006                                      2,000,000     Electronics Equipment                1,835,000        1.1
Professional Bancorp, Inc. 8.50%
  03/01/2004                                        500,000     Banks                                  510,000        0.3
Richardson Electronics Ltd. 7.25%
  12/15/2006                                        763,000     Electronics                            616,123        0.4
Richy Electronics, Inc. 7.00% 03/01/2006            300,000     Electronics                            267,750        0.2
Thorn Apple Valley, Inc. 9.00% 04/01/2007         1,500,000     Food & Agriculture                   1,651,875        1.0
Unisys Corporation 8.25% 08/01/2000               3,000,000     Business Services                    3,067,500        1.8
                                                                                                  ------------
TOTAL CONVERTIBLE BONDS (Cost $19,349,234)                                                        $ 20,772,858

                           HEARTLAND VALUE PLUS FUND
         SCHEDULE OF INVESTMENTS [CONT'D]    June 30, 1997 (Unaudited)

-------------------------------------------------------------------------------------------------------------------
                                                      Par                                                Percent of
CORPORATE BONDS - 5.8%                               Amount            Industry             Value        Net Assets
-------------------------------------------------------------------------------------------------------------------
Engle Homes, Inc. 11.75% 12/15/2000               $ 1,000,000    Construction            $    996,250        0.6%
Grand Casinos, Inc. 10.125% 12/01/2003              2,500,000    Travel & Recreation        2,600,000        1.5
Beal Financial Corporation 12.75% 08/15/2000        2,000,000    Banks                      2,127,500        1.3
Regency Health, Inc. 9.875% 10/15/2002              1,000,000    Drugs & Medicine           1,032,500        0.6
ABC Rail Product Corporation 9.125% 01/15/2004      3,000,000    Railroads & Shipping       2,992,500        1.8
                                                                                         ------------
TOTAL CORPORATE BONDS (Cost $9,598,125)                                                  $  9,748,750

-------------------------------------------------------------------------------------------------------------------
                                                      Par                                                Percent of
SHORT-TERM INVESTMENTS - 11.5%                       Amount                                 Value        Net Assets
-------------------------------------------------------------------------------------------------------------------
U.S. TREASURY SECURITY
U.S. Treasury Note 6.00% 05/31/1998               $10,000,000                            $ 10,020,298        6.0%

DISCOUNT NOTE
Federal Mortgage Corporation 0.00% 07/03/1997       8,000,000                               7,997,604        4.8

VARIABLE RATE DEMAND NOTE (+)
American Family Financial Services 5.26%            1,250,000                               1,250,000        0.7
                                                                                         ------------
TOTAL SHORT-TERM INVESTMENTS (Cost $19,247,606)                                          $ 19,267,902

TOTAL INVESTMENTS - (Cost $161,174,831) .............................................    $173,092,450      103.2%
Liabilities, less cash and receivables ..............................................      (5,309,847)      (3.2)
                                                                                         ------------      ------
TOTAL NET ASSETS ....................................................................    $167,782,603      100.0%
                                                                                         ============      ======

(a)  Non-income producing security.

(+) Variable rate demand notes are considered short-term obligations and are payable on demand. Interest rate changes periodically on specified dates. The rate listed is as of June 30, 1997.

The accompanying Notes to Financial Statements are an integral part of this Schedule.

                   HEARTLAND U.S. GOVERNMENT SECURITIES FUND
             SCHEDULE OF INVESTMENTS     June 30, 1997 (Unaudited)

-------------------------------------------------------------------------------------------------------------
   Par                                                                                             Percent of
  Amount      LONG-TERM INVESTMENTS - 97.2%                  Coupon     Maturity      Value        Net Assets
-------------------------------------------------------------------------------------------------------------
              U.S. TREASURY AND AGENCY SECURITIES - 34.3%
              U.S. TREASURY SECURITIES - 23.1%
$5,000,000    US Treasury Note (a)                           7.250%    05/15/2004    $ 5,212,600      11.7%
 4,500,000    US Treasury Bond                               8.125     08/15/2019      5,134,095      11.4
                                                                                     -----------
                                                                                      10,346,695
              AGENCY SECURITIES - 11.2%
 2,000,000    FNMA                                           7.875     09/13/2006      2,051,680       4.6
 3,000,000    FNMA                                           6.700     12/12/2006      2,944,740       6.6
                                                                                     -----------
                                                                                       4,996,420
                                                                                     -----------
              TOTAL U.S. TREASURY AND AGENCY SECURITIES (Cost $15,152,761)            15,343,115

              AGENCY MORTGAGE-BACKED SECURITIES - 62.9%
              PASS THROUGH SECURITIES - 33.2%
 1,214,293    FHA # 034-11075                                8.750     06/01/2030      1,278,805       2.9
 2,387,739    FNMA #365472 RI                                6.500     11/01/2011      2,340,730       5.2
 2,946,730    FNMA #361493 GL                                9.000     01/01/2025      3,108,800       7.0
 2,991,747    FNMA #374082 CL                                8.000     03/01/2027      3,058,126       6.8
 2,000,000    FNMA #376640 CL                                8.000     06/01/2027      2,044,375       4.6
   318,013    GNMA #293146 MHB                              10.250     07/15/2005        342,398       0.8
 2,719,995    FNMA Grantor Trust 1995 - T5A                  7.000     03/17/2035      2,659,511       5.9
                                                                                     -----------
                                                                                      14,832,745
              COLLATERALIZED MORTGAGE OBLIGATIONS - 29.7%
 5,996,000    FHLMC CMO-SEQ 1921 B                           6.500     05/15/2021      5,765,698      12.9
 3,000,000    FNMA CMO-PAC 1993 - 38L                        5.000     08/25/2022      2,553,750       5.7
 5,000,000    VA VENDEE CMO-SEQ 1992 - 2F                    7.000     02/15/2018      4,953,523      11.1
                                                                                     -----------
                                                                                      13,272,971
                                                                                     -----------
              TOTAL AGENCY MORTGAGE - BACKED SECURITIES
                (Cost $27,941,915)                                                    28,105,716
                                                                                     -----------
              TOTAL LONG-TERM INVESTMENTS (Cost $43,094,676)                         $43,448,831

              TOTAL INVESTMENTS - (Cost $43,094,676) ............................    $43,448,831      97.2%
              Cash and receivables, less liabilities ............................      1,254,521       2.8
                                                                                     -----------     ------
              TOTAL NET ASSETS ..................................................    $44,703,352     100.0%
                                                                                     ===========     ======

(a) All or a portion of security pledged to cover margin requirements for futures contracts.

The accompanying Notes to Financial Statements are an integral part of this Schedule.


STATEMENTS OF ASSETS AND LIABILITIES
June 30, 1997 (Unaudited)
                                                                                     Small Cap
                                                                                     Contrarian                       Mid Cap
                                                                                        Fund         Value Fund      Value Fund
                                                                                   --------------  --------------  --------------
ASSETS:
  Investments in securities, at cost.............................................  $  240,244,040  $1,563,070,261  $   22,747,613
                                                                                   ==============  ==============  ==============

  Investments in securities, at value............................................  $  266,307,774  $1,951,607,655  $   25,295,762
  Cash...........................................................................              --          27,943          25,399
  Receivable from fund shares sold...............................................         275,538         206,350          15,406
  Receivable from investments sold...............................................      13,545,181       4,665,236              --
  Receivable from options contracts written......................................              --              --          44,727
  Receivable from securities sold short..........................................      56,078,313         963,959              --
  Deposits with brokers for securities sold short................................         370,758           8,408              --
  Variation margin on open futures contracts.....................................              --              --              --
  Accrued dividends and interest.................................................          95,324       6,800,759          34,093
  Deferred organization expense..................................................          27,939              --          13,964
                                                                                   --------------  --------------  --------------
    Total Assets.................................................................     336,700,827   1,964,280,310      25,429,351
                                                                                   --------------  --------------  --------------

LIABILITIES:
  Payable for investments purchased..............................................         278,068       9,770,862          92,640
  Payable for fund shares redeemed...............................................         387,398         335,769              --
  Payable to custodian...........................................................      11,132,937              --              --
  Securities sold short, at value................................................      62,678,663         923,925              --
  Options contracts written, at value............................................              --              --          74,888
  Payable to Advisor for management fee..........................................         165,228       1,203,627          15,455
  Payable to Advisor for deferred organization expense...........................          27,939              --          13,964
  Accrued expenses...............................................................         142,235         519,689          30,342
                                                                                   --------------  --------------  --------------
    Total Liabilities............................................................      74,812,468      12,753,872         227,289
                                                                                   --------------  --------------  --------------
TOTAL NET ASSETS.................................................................  $  261,888,359  $1,951,526,438  $   25,202,062
                                                                                   ==============  ==============  ==============


NET ASSETS CONSIST OF:
  Paid in capital................................................................  $  234,118,340  $1,395,785,553  $   22,389,000
  Accumulated undistributed net investment income................................          30,473       4,202,899          52,752
  Accumulated undistributed net realized gains (losses) on investments...........       9,764,898     162,960,558         242,322
  Net unrealized appreciation on investments.....................................      17,974,648     388,577,428       2,517,988
                                                                                   --------------  --------------  --------------
TOTAL NET ASSETS.................................................................  $  261,888,359  $1,951,526,438  $   25,202,062
                                                                                   ==============  ==============  ==============

  SHARES OUTSTANDING, $.001 par value (100,000,000 shares authorized)............      18,400,035      54,053,342       2,082,766
                                                                                   --------------  --------------  --------------
NET ASSET VALUE PER SHARE                                                          $        14.23  $        36.10  $        12.10
                                                                                   ==============  ==============  ==============

The accompanying Notes to Financial Statements are an integral part of these Statements.


STATEMENTS OF ASSETS AND LIABILITIES
June 30, 1997 (Unaudited)
                                                                                                                         U.S.
                                                                                     Large Cap        Value Plus      Government
                                                                                     Value Fund          Fund       Securities Fund
                                                                                   --------------   --------------  ---------------
ASSETS:
  Investments in securities, at cost.............................................  $    4,876,493   $  161,174,831  $   43,094,676
                                                                                   ==============   ==============  ===============

  Investments in securities, at value............................................  $    5,525,452   $  173,092,450  $   43,448,831
  Cash...........................................................................           8,596              --          906,014
  Receivable from fund shares sold...............................................           7,463         295,048            5,000
  Receivable from investments sold...............................................              --         448,924               --
  Receivable from options contracts written......................................              --              --               --
  Receivable from securities sold short..........................................              --              --               --
  Deposits with brokers for securities sold short................................              --              --               --
  Variation margin on open futures contracts.....................................              --              --           11,251
  Accrued dividends and interest.................................................           9,630         888,023          411,802
  Deferred organization expense..................................................          13,964          12,071               --
                                                                                   --------------   --------------  ---------------
    Total Assets.................................................................       5,565,105     174,736,516       44,782,898
                                                                                   --------------   --------------  ---------------

LIABILITIES:
  Payable for investments purchased..............................................         105,367       6,496,734               --
  Payable for fund shares redeemed...............................................             331          91,018           44,830
  Payable to custodian...........................................................              --         113,412               --
  Securities sold short, at value................................................              --              --               --
  Options contracts written, at value............................................              --              --               --
  Payable to Advisor for management fee..........................................           3,236          93,471           10,011
  Payable to Advisor for deferred organization expense...........................          13,964          12,071               --
  Accrued expenses...............................................................           8,173         147,207           24,705
                                                                                   --------------   --------------  ---------------
    Total Liabilities............................................................         131,071       6,953,913           79,546
                                                                                   --------------   --------------  ---------------
TOTAL NET ASSETS.................................................................  $    5,434,034   $ 167,782,603   $   44,703,352
                                                                                   ==============   ==============  ===============


NET ASSETS CONSIST OF:
  Paid in capital................................................................  $    4,743,206   $ 150,101,827   $   50,903,848
  Accumulated undistributed net investment income................................          11,847              --               --
  Accumulated undistributed net realized gains (losses) on investments...........          30,022       5,763,157       (6,565,639)
  Net unrealized appreciation on investments.....................................         648,959      11,917,619          365,143
                                                                                   --------------   --------------  ---------------
TOTAL NET ASSETS.................................................................  $    5,434,034   $ 167,782,603   $   44,703,352
                                                                                   ==============   ==============  ===============

  SHARES OUTSTANDING, $.001 par value (100,000,000 shares authorized)............         447,525      11,219,998        4,697,766
                                                                                   --------------   --------------  ---------------
NET ASSET VALUE PER SHARE                                                          $        12.14   $       14.95   $         9.52
                                                                                   ==============   ==============  ===============

The accompanying Notes to Financial Statements are an integral part of these Statements.

STATEMENTS OF OPERATIONS
For the period from January 1, 1997 to June 30, 1997 (Unaudited)

                                                                                       Small Cap
                                                                                       Contrarian                        Mid Cap
                                                                                          Fund         Value Fund      Value Fund
                                                                                      ------------    ------------    ------------
INVESTMENT INCOME:
  Dividends.........................................................................  $    770,325    $  4,451,039    $    126,495
  Interest..........................................................................     1,057,789       9,768,287          69,253
                                                                                      ------------    ------------    ------------
    Total investment income.........................................................     1,828,114      14,219,326         195,748
                                                                                      ------------    ------------    ------------

EXPENSES:
  Management fees...................................................................       998,765       6,514,765          66,965
  Distribution fees.................................................................       332,922       2,171,522          22,321
  Transfer agent fees...............................................................       290,381         752,692          17,228
  Registration fees.................................................................        50,396          99,987          14,669
  Custodian fees....................................................................        32,311          86,918           8,247
  Printing and communications.......................................................        26,720         114,919           1,165
  Postage...........................................................................         8,421         127,195           1,876
  Audit fees........................................................................         6,550           8,500           3,050
  Amortization of organization expenses.............................................         4,930              --           1,643
  Legal fees........................................................................         4,178          15,083             100
  Directors' fees...................................................................         3,324           8,325           2,386
  Other operating expenses..........................................................        38,743         116,521           3,346
                                                                                      ------------    ------------    ------------
    Total expenses..................................................................     1,797,641      10,016,427         142,996
    Less: Management fee waiver.....................................................            --              --              --
                                                                                      ------------    ------------    ------------
    Net expenses....................................................................     1,797,641      10,016,427         142,996
                                                                                      ------------    ------------    ------------
NET INVESTMENT INCOME...............................................................        30,473       4,202,899          52,752
                                                                                      ------------    ------------    ------------

REALIZED AND UNREALIZED GAINS ON INVESTMENTS:
  Net realized gains (losses) on:
    Long positions..................................................................     5,074,232     163,067,980         237,406
    Short positions.................................................................     2,859,838              --              --
    Futures contracts...............................................................     1,807,171              --              --
    Options.........................................................................        23,657         111,328           8,520
  Net increase (decrease) in unrealized appreciation on:
    Long positions..................................................................    12,834,577      70,789,104       2,214,875
    Short positions.................................................................    (7,763,454)         40,034              --
    Futures contracts...............................................................            --              --              --
    Options.........................................................................            --              --         (30,161)
                                                                                      ------------    ------------    ------------
TOTAL REALIZED AND UNREALIZED GAINS ON INVESTMENTS..................................    14,836,021     234,008,446       2,430,640
                                                                                      ------------    ------------    ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS................................  $ 14,866,494    $238,211,345    $  2,483,392
                                                                                      ============    ============    ============

The accompanying Notes to Financial Statements are an integral part of these Statements.

STATEMENTS OF OPERATIONS
For the period from January 1, 1997 to June 30, 1997 (Unaudited)

                                                                                                                        U.S.
                                                                                     Large Cap     Value Plus     Government
                                                                                     Value Fund       Fund      Securities Fund
                                                                                    ------------  ------------  ---------------
INVESTMENT INCOME:
  Dividends.......................................................................  $     40,761  $  1,321,879  $        --
  Interest........................................................................        16,645     1,767,322    1,671,296
                                                                                    ------------  ------------  ------------
    Total investment income.......................................................        57,406     3,089,201    1,671,296
                                                                                    ------------  ------------  ------------

EXPENSES:
  Management fees.................................................................        15,072       425,297      152,546
  Distribution fees...............................................................         5,024       151,892       59,007
  Transfer agent fees.............................................................         5,940        86,600       31,763
  Registration fees...............................................................         9,988        54,201       10,435
  Custodian fees..................................................................         1,162        25,566        3,148
  Printing and communications.....................................................           398        12,193        5,395
  Postage.........................................................................           420         6,798        2,410
  Audit fees......................................................................         3,050         7,550        6,150
  Amortization of organization expenses...........................................         1,643         3,812           --
  Legal fees......................................................................            50         3,250          429
  Directors' fees.................................................................         1,795         2,815        2,732
  Other operating expenses........................................................         1,017        29,071        3,929
                                                                                    ------------  ------------  ------------
    Total expenses................................................................        45,559       809,045      277,944
    Less: Management fee waiver...................................................            --            --      (63,407)
                                                                                    ------------  ------------  ------------
    Net expenses..................................................................        45,559       809,045      214,537
                                                                                    ------------  ------------  ------------
NET INVESTMENT INCOME.............................................................        11,847     2,280,156    1,456,759
                                                                                    ------------  ------------  ------------

REALIZED AND UNREALIZED GAINS ON INVESTMENTS:
  Net realized gains (losses) on:
    Long positions................................................................        31,093     5,763,157     (809,674)
    Short positions...............................................................            --            --           --
    Futures contracts.............................................................            --            --       43,478
    Options.......................................................................            --            --           --
  Net increase (decrease) in unrealized appreciation on:
    Long positions................................................................       569,883     5,116,120      549,233
    Short positions...............................................................            --            --           --
    Futures contracts.............................................................            --            --       10,988
    Options.......................................................................            --            --           --
                                                                                    ------------  ------------  ------------
TOTAL REALIZED AND UNREALIZED GAINS ON INVESTMENTS................................       600,976    10,879,277     (205,975)
                                                                                    ------------  ------------  ------------
 NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS..............................  $   612,823  $ 13,159,433  $ 1,250,784
                                                                                    ============  ============  ============

The accompanying Notes to Financial Statements are an integral part of these Statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                ----------------------------------
                                                                                                            Small Cap
                                                                                                         Contrarian Fund
                                                                                                ----------------------------------
                                                                                                  Jan. 1, 1997           Year
                                                                                                to June 30, 1997        Ended
                                                                                                  (Unaudited)       Dec. 31, 1996
                                                                                                ----------------  ----------------
OPERATIONS:
  Net investment income (loss)..................................................................  $     30,473      $    375,584
  Net realized gains (losses) on investments....................................................     9,764,898        11,035,747
  Net increase in unrealized appreciation on investments........................................     5,071,123        11,875,878
                                                                                                  ------------      ------------
    Net increase in net assets resulting from operations........................................    14,866,494        23,287,209
                                                                                                  ------------      ------------

DISTRIBUTION TO SHAREHOLDERS FROM:
  Net investment income.........................................................................            --          (375,584)
  Net realized gains on investments.............................................................            --       (11,035,749)
                                                                                                  ------------      ------------
    Total distributions to shareholders.........................................................            --       (11,411,333)
                                                                                                  ------------      ------------

FUND SHARE ACTIVITIES:
  Proceeds from shares issued...................................................................    64,898,955       245,828,468
  Reinvested dividends from net investment income and
    distributions from net realized gains on investments........................................            --         9,882,164
  Cost of shares redeemed.......................................................................   (80,888,486)      (90,123,683)
                                                                                                  ------------      ------------
    Net increase (decrease) in net assets derived from Fund
      share activities..........................................................................   (15,989,531)      165,586,949
                                                                                                  ------------      ------------

TOTAL INCREASE (DECREASE) IN NET ASSETS.........................................................    (1,123,037)      177,462,825

NET ASSETS AT THE BEGINNING OF THE PERIOD.......................................................   263,011,396        85,548,571
                                                                                                  ------------      ------------

NET ASSETS AT THE END OF THE PERIOD.............................................................  $261,888,359      $263,011,396
                                                                                                  ============      ============

The accompanying Notes to Financial Statements are an integral part of these Statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                               -------------------------------  -----------------------------------
                                                                            Value                             Mid Cap
                                                                            Fund                            Value Fund
                                                               -------------------------------  -----------------------------------
                                                                                                                    Oct. 11, 1996
                                                                 Jan. 1, 1997       Year           Jan. 1, 1997    (commencement)
                                                               to June 30, 1997     Ended       to June 30, 1997  of operations) to
                                                                 (Unaudited)    Dec. 31, 1996      (Unaudited)      Dec. 31, 1996
                                                               ---------------- --------------  ----------------  -----------------
OPERATIONS:
  Net investment income (loss)...............................  $    4,202,899   $    3,201,287  $         52,752   $         (1,646)
  Net realized gains (losses) on investments.................     163,179,308      101,382,821           245,926             (3,604)
  Net increase in unrealized appreciation on investments.....      70,829,138      167,734,490         2,184,714            333,274
                                                               --------------   --------------  ----------------   ----------------
    Net increase in net assets resulting from operations.....     238,211,345      272,318,598         2,483,392            328,024
                                                               --------------   --------------  ----------------   ----------------

DISTRIBUTION TO SHAREHOLDERS FROM:
  Net investment income......................................              --       (3,201,287)               --                 --
  Net realized gains on investments..........................              --     (101,601,571)               --                 --
                                                               --------------   --------------  ----------------   ----------------
    Total distributions to shareholders......................              --     (104,802,858)               --                 --
                                                               --------------   --------------  ----------------   ----------------

FUND SHARE ACTIVITIES:
  Proceeds from shares issued................................     273,463,078      482,657,821        18,128,388          6,732,455
  Reinvested dividends from net investment income and
    distributions from net realized gains on investments.....              --       90,283,401                --                 --
  Cost of shares redeemed....................................    (186,907,821)    (304,623,134)       (2,343,680)          (126,517)
                                                               --------------   --------------  ----------------   ----------------
    Net increase (decrease) in net assets derived from Fund
      share activities.......................................      86,555,257      268,318,088        15,784,708          6,605,938
                                                               --------------   --------------  ----------------   ----------------

TOTAL INCREASE (DECREASE) IN NET ASSETS......................     324,766,602      435,833,828        18,268,100          6,933,962

NET ASSETS AT THE BEGINNING OF THE PERIOD....................   1,626,759,836    1,190,926,008         6,933,962                 --
                                                               --------------   --------------  ----------------   ----------------

NET ASSETS AT THE END OF THE PERIOD..........................  $1,951,526,438   $1,626,759,836  $     25,202,062   $      6,933,962
                                                               ==============   ==============  ================   ================

The accompanying Notes to Financial Statements are an integral part of these Statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                            --------------------------------------
                                                                                          Large Cap
                                                                                          Value Fund
                                                                            --------------------------------------
                                                                                                   Oct. 11, 1996
                                                                              Jan. 1, 1997         (commencement
                                                                            to June 30, 1997      of operations) to
                                                                               (Unaudited)         Dec. 31, 1996
                                                                            ----------------      ----------------
OPERATIONS:
   Net investment income (loss)...........................................  $       11,847        $         (986)
   Net realized gains (losses) on investments.............................          31,093                (1,071)
   Net increase (decrease) in unrealized appreciation on investments......         569,883                79,076
                                                                            ----------------      ----------------
       Net increase in net assets resulting from operations...............         612,823                77,019
                                                                            ----------------      ----------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income..................................................              --                    --
   Net realized gains on investments......................................              --                    --
                                                                            ----------------      ----------------
       Total distributions to shareholders................................              --                    --
                                                                            ----------------      ----------------
FUND SHARE ACTIVITIES:
   Proceeds from shares issued............................................       3,067,572             2,589,599
   Reinvested dividends from net investment income and distributions
       from net realized gains on investments.............................              --                    --

   Cost of shares redeemed................................................        (687,836)             (225,143)
                                                                            ----------------       ---------------
       Net increase (decrease) in net assets derived from Fund
         share activities.................................................        2,379,736             2,364,456
                                                                            ----------------      ----------------
TOTAL INCREASE (DECREASE) IN NET ASSETS...................................       2,992,559             2,441,475

NET ASSETS AT THE BEGINNING OF THE PERIOD.................................       2,441,475                    --
                                                                            ----------------      ----------------
NET ASSETS AT THE END OF THE PERIOD.......................................  $    5,434,034        $    2,441,475
                                                                            ================      ================

The accompanying Notes to Financial Statements are an integral part of these Statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                       --------------------------------------
                                                                                    Value Plus
                                                                                        Fund
                                                                       --------------------------------------

                                                                         Jan. 1, 1997               Year
                                                                       to June 30, 1997            Ended
                                                                          (Unaudited)          Dec. 31, 1996
                                                                       ----------------       ---------------
OPERATIONS:
   Net investment income (loss)....................................... $      2,280,156       $     1,075,148
   Net realized gains (losses) on investments.........................        5,763,157             3,357,002
   Net increase (decrease) in unrealized appreciation on investments..        5,116,120             5,791,869
                                                                       ----------------       ---------------
       Net increase in net assets resulting from operations...........       13,159,433            10,224,019
                                                                       ----------------       ---------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income..............................................       (2,280,156)           (1,075,148)
   Net realized gains on investments..................................               --            (3,357,002)
                                                                       ----------------       ---------------
       Total distributions to shareholders............................       (2,280,156)           (4,432,150)
                                                                       ----------------       ---------------
FUND SHARE ACTIVITIES:
   Proceeds from shares issued........................................      129,475,658            54,866,412
   Reinvested dividends from net investment income and distributions
       from net realized gains on investments.........................        2,096,331             4,017,651

   Cost of shares redeemed............................................      (41,250,849)          (17,216,440)
                                                                       ----------------       ---------------
       Net increase (decrease) in net assets derived from Fund
          share activities............................................       90,321,140            41,667,623
                                                                       ----------------       ---------------
TOTAL INCREASE (DECREASE) IN NET ASSETS...............................      101,200,417            47,459,492

NET ASSETS AT THE BEGINNING OF THE PERIOD.............................       66,582,186            19,122,694
                                                                       ----------------       ---------------
NET ASSETS AT THE END OF THE PERIOD................................... $    167,782,603       $    66,582,186
                                                                       ================       ===============

                                                                        -------------------------------------
                                                                                   U.S. Government
                                                                                   Securities Fund
                                                                        -------------------------------------
                                                                         Jan. 1, 1997               Year
                                                                        to June 30, 1997           Ended
                                                                          (Unaudited)          Dec. 31, 1996
                                                                        ----------------      ---------------
OPERATIONS:
   Net investment income (loss)........................................ $    1,456,759        $     3,631,257
   Net realized gains (losses) on investments..........................       (766,196)                88,090
   Net increase (decrease) in unrealized appreciation on investments...        560,221             (3,109,011)
                                                                        ----------------      ---------------
       Net increase in net assets resulting from operations............      1,250,784                610,336
                                                                        ----------------      ---------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income...............................................     (1,456,759)            (3,631,257)
   Net realized gains on investments...................................             --                     --
                                                                        ----------------      ---------------
       Total distributions to shareholders.............................     (1,456,759)            (3,631,257)
                                                                        ----------------      ---------------
FUND SHARE ACTIVITIES:
   Proceeds from shares issued.........................................      3,708,965              9,208,348
   Reinvested dividends from net investment income and distributions
       from net realized gains on investments..........................      1,055,599              2,603,735
   Cost of shares redeemed.............................................    (11,568,199)           (23,338,997)
                                                                        ----------------      ---------------
       Net increase (decrease) in net assets derived from Fund
          share activities.............................................     (6,803,635)           (11,526,914)
                                                                        ----------------      ---------------
TOTAL INCREASE (DECREASE) IN NET ASSETS................................     (7,009,611)           (14,547,835)

NET ASSETS AT THE BEGINNING OF THE PERIOD..............................     51,712,963             66,260,798
                                                                        ----------------      ---------------
NET ASSETS AT THE END OF THE PERIOD.................................... $   44,703,352        $    51,712,963
                                                                        ================      ===============

The accompanying Notes to Financial Statements are an integral part of these Statements.


FINANCIAL HIGHLIGHTS
                                                     Small Cap Contrarian Fund
                                        --------------------------------------------------------
                                        For the six months         Year           April 27, 1995/1/
                                        ending June 30, 1997      Ended              through
                                           (Unaudited)         Dec. 31, 1996      Dec. 31, 1995
                                        --------------------------------------------------------
Per Share Data
Net asset value, beginning of period..       $  13.40            $  11.79            $  10.00
Income from investment operations:
  Net investment income (loss)........             -                 0.02                0.03
  Net realized and unrealized gains
    on investments....................           0.83                2.20                2.05
                                              -------            --------            --------
    Total income from investment
      operations......................           0.83                2.22                2.08
Less distributions from:
  Net investment income...............             -                (0.02)              (0.03)
  Net realized gains on investments...             -                (0.59)              (0.26)
                                              -------            --------            --------
    Total distributions...............             -                (0.61)              (0.29)
Net asset value, end of period........       $  14.23            $  13.40            $  11.79
                                             ========            ========            ========
Total Return/4/.......................            6.2%/2/            18.9%               20.8%/2/
Ratios and Supplemental Data
  Net assets, end of period
    (in thousands)....................       $261,888            $263,011             $85,549
  Ratio of net expenses to average
    net assets.......................            1.34%/3/            1.30%               1.44%/3/
  Ratio of net investment income
    to average net assets.............           0.02%/3/            0.19%               1.01%/3/
  Portfolio turnover rate.............             38%                 57%                 45%
  Average commission per share/5/.....       $ 0.0544            $ 0.0464                 N/A

/1/ Commencement of operations.
/2/ Not annualized.
/3/ Annualized.
/4/ The contingent deferred and initial sales charges in effect for the Value
    Fund prior to June 1, 1994 are not reflected in Total Return as set forth in the table.
/5/ Disclosure of average commission per share was not required prior to the year ended December 31, 1996.

The accompanying Notes to Financial Statements are an integral part of these Statements.

                                  Value Fund
----------------------------------------------------------------------------------------
For the six months
ending June 30, 1997                   For the year ended December 31,
  (Unaudited)                1996         1995         1994         1993        1992
---------------------------------------------------------------------------------------
$     31.65              $     27.95   $    22.72  $     23.22   $    20.41  $    16.06

       0.08                     0.06         0.13        (0.09)       (0.12)      (0.09)

       4.37                     5.78         6.63         0.47         3.95        6.91
-----------              -----------   ----------   ----------   ----------  ----------
       4.45                     5.84         6.76         0.38         3.83        6.82

        --                     (0.06)       (0.13)          --          --           --
        --                     (2.08)       (1.40)       (0.88)      (1.02)       (2.47)
-----------              -----------   ----------   ----------   ----------  ----------
        --                     (2.14)       (1.53)       (0.88)      (1.02)       (2.47)
$    36.10               $     31.65   $    27.95   $    22.72   $   23.22   $    20.41
==========               ===========   ==========   ==========   =========   ==========
      14.1%/2/                  21.0%        29.8%         1.7%       18.8%        42.5%
$1,951,526               $1,626,760    $1,190,926   $  339,364   $ 186,518   $   48,391

     1.13%/3/                   1.23%        1.29%        1.39%       1.51%        1.48%

     0.47%/3/                   0.22%        0.61%       (0.52)%     (0.71)%     (0.49)%
       15%                        31%          31%          35%         51%         76%
$  0.0586               $     0.0530          N/A          N/A         N/A         N/A

27

FINANCIAL HIGHLIGHTS

                                                           Mid Cap Value Fund                Large Cap Value Fund
                                                      ------------------------------    -------------------------------
                                                       For the six                       For the six
                                                      months ending   Oct. 11, 1996/1/  months ending   Oct. 11, 1996/1/
                                                      June 30, 1997       through       June 30, 1997       through
                                                       (Unaudited)     Dec. 31, 1996     (Unaudited)     Dec. 31, 1996
                                                      -------------   ----------------  -------------   ----------------
Per Share Data
Net asset value, beginning of period.............      $ 10.66           $ 10.00          $ 10.50          $ 10.00
Income from investment operations:
  Net investment income..........................         0.03                --             0.03               --
  Net realized and unrealized gains
    (losses) on investments......................         1.41              0.66             1.61             0.50
                                                        ------            ------           ------           ------
    Total income (loss) from investment
      operations.................................         1.44              0.66             1.64             0.50
Less distributions from:
  Net investment income..........................           --                --               --               --
  Net realized gains on investments..............           --                --               --               --
                                                        ------            ------           ------           ------
    Total distributions..........................           --                --               --               --
Net asset value, end of period...................      $ 12.10           $ 10.66          $ 12.14          $ 10.50
                                                        ======            ======           ======           ======
Total Return/4/..................................         13.5%/2/           6.6%/2/         15.6%/2/          5.0%/2/
Ratios and Supplemental Data
  Net assets, end of period
    (in thousands)...............................      $25,202           $ 6,934          $ 5,434          $ 2,441
  Ratio of net expenses to average
    net assets...................................         1.46%/3/          1.94%/3/         2.12%/3/         2.73%/3/
  Ratio of net investment income
    to average net assets........................         0.54%/3/         (0.16)%/3/        0.55%/3/        (0.25)%/3/
  Portfolio turnover rate........................           27%                4%               8%               1%
  Average commission per share/5/................      $0.0665           $0.0675          $0.0672          $0.0668

/1/ Commencement of operations.
/2/ Not annualized.
/3/ Annualized.
/4/ The contingent deferred sales charge in effect for the Value Plus Fund prior to June 1, 1994 is not reflected in Total Return as set forth in the table. /5/ Disclosure of average commission per share was not required prior to the year ended December 31, 1996.

The accompanying Notes to Financial Statements are an integral part of these Statements.



                                    Value Plus Fund
-----------------------------------------------------------------------------
 For the six
months ending                                                Oct. 26, 1993/1/
June 30, 1997         For the year ended December 31,            through
 (Unaudited)          1996         1995         1994          Dec. 31, 1993
-----------------------------------------------------------------------------
$   13.73           $ 11.17       $  9.53       $10.45             $10.00

     0.23              0.38          0.41         0.41               0.07

     1.22              3.33          1.89        (0.92)              0.45
---------           -------       -------       ------             ------

     1.45              3.71          2.30        (0.51)              0.52

    (0.23)            (0.38)        (0.41)       (0.41)             (0.07)
       --             (0.77)        (0.25)          --                 --
---------           -------       -------       ------             ------
    (0.23)            (1.15)        (0.66)       (0.41)             (0.07)
$   14.95           $ 13.73       $ 11.17       $ 9.53             $10.45
=========           =======       =======       ======             ======
     10.6%/2/          33.8%         24.4%        (4.9)%              5.2%/2/


$ 167,783           $66,582       $19,123       $9,884             $5,811

     1.24%/3/          1.45%         1.54%        1.80%              1.30%/3/

     3.49%/3/          3.23%         3.90%        4.39%              6.52%/3/
       27%               73%          150%         127%                 6%
$  0.0630           $0.0573           N/A          N/A                N/A

FINANCIAL HIGHLIGHTS

                                                                               U.S. Government Securities Fund
                                                          ------------------------------------------------------------------------
                                                          For the six months
                                                            ending June 30,               For the year ended December 31,
                                                           1997 (Unaudited)      1996       1995       1994       1993       1992
                                                          ------------------------------------------------------------------------
Per Share Data
Net asset value, beginning of period ...................       $  9.54         $  9.96    $  8.91    $ 10.50    $  9.93    $  9.97
Income from investment operations:
    Net investment income ..............................          0.29            0.59       0.60       0.59       0.56       0.66
    Net realized and unrealized gains (losses) on
      investments ......................................         (0.02)          (0.42)      1.05      (1.59)      1.18       0.30
                                                               -------         -------    -------    -------    -------    -------
        Total income (loss) from investment operations .          0.27            0.17       1.65      (1.00)      1.74       0.96
Less distributions from:
    Net investment income ..............................         (0.29)          (0.59)     (0.60)     (0.59)     (0.56)     (0.66)
    Net realized gains on investments ..................            --              --         --         --      (0.61)     (0.34)
                                                               -------         -------    -------    -------    -------    -------
        Total distributions ............................         (0.29)          (0.59)     (0.60)     (0.59)     (1.17)     (1.00)
Net asset value, end of period .........................       $  9.52         $  9.54    $  9.96    $  8.91    $ 10.50    $  9.93
                                                               =======         =======    =======    =======    =======    =======
Total Return/1/ ........................................           2.9%/2/         2.0%      19.0%      (9.6)%     17.8%      10.1%

Ratios and Supplemental Data
    Net assets, end of period (in thousands) ...........       $44,703         $51,713    $66,261    $64,807    $66,789    $28,378
    Ratio of net expenses to average net assets/4/......          0.92%/3/        1.06%      1.07%      1.07%      1.06%      0.92%
    Ratio of net investment income to average net
      assets/4/ ........................................          6.20%/3/        6.36%      6.31%      6.30%      5.09%      6.71%
    Portfolio turnover rate ............................           104%             30%        97%        95%       200%       149%

/1/ The contingent deferred and initial sales charges in effect for the Fund prior to June 1, 1994 are not reflected in Total Return as set forth in the table.

/2/  Not annualized.

/3/  Annualized.

/4/ Heartland Advisors, Inc. voluntarily waived the Fund's management fees in their entirety from May 7, 1988 through November 30, 1990. Effective December 1, 1990, Heartland Advisors, Inc. partially reinstated a portion of the Fund's management fees at the rate of .25 of 1% of average daily net assets and, effective January 20, 1992 and January 1, 1993, reinstated additional portions of the fees resulting in rates of .35% of 1% and .50 of 1% of average daily net assets, respectively. Effective March 31, 1997, Heartland Advisors, Inc. increased its voluntary waiver of the Fund's management fees by an additional .25%, resulting in a rate of .25% of 1% of average daily net assets.

The accompanying Notes to Financial Statements are an integral part of these Statements.

                         NOTES TO FINANCIAL STATEMENTS
                           June 30, 1997 (Unaudited)
--------------------------------------------------------------------------------
(1)  Organization

     The Heartland Group, Inc. (the "Corporation") is registered as a diversified open-end management company under the Investment Company Act of 1940. The Small Cap Contrarian Fund, Value Fund, Mid Cap Value Fund, Large Cap Value Fund, Value Plus Fund, and U.S. Government Securities Fund (the "Funds") are six of the nine series of funds issued by the Corporation at June 30, 1997.


(2)  Summary of Significant Accounting Policies

     The following is a summary of significant accounting policies followed by the Funds in the preparation of the financial statements:

     (a) Portfolio securities which are traded on stock exchanges are valued at the last sales price as of the close of business on the day the securities are being valued, or, lacking any sales, at the latest bid price. Each over-the-counter security for which the last sale price on the day of valuation is available from NASDAQ and falls within the range of the latest bid and asked quotations is valued at that price. All other securities traded in the over-the-counter market are valued at the most recent bid prices. Foreign securities are valued on the basis of quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using exchange rates as of the close of the New York Stock Exchange. Debt securities are stated at fair value as furnished by independent pricing services based primarily upon information concerning market transactions and dealer quotations for similar securities or by dealers who make markets in such securities. Debt securities are stated at fair value as furnished by independent pricing services based primarily upon information concerning market transactions and dealer quotations for similar securities, or by dealers who make markets in such securities. Debt securities having maturities of 60 days or less may be valued at acquisition cost, plus or minus any amortized discount or premium. Securities and other assets for which quotations are not readily available are valued at their fair value using methods determined by the Board of Directors.

     (b) The Funds' policy is to comply with the requirements of the Internal Revenue Code which are applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders. The Funds accordingly paid no Federal income taxes, and no Federal income tax provision is required.

          At June 30, 1997, the Mid Cap Value and Large Cap Value Funds had Federal income tax capital loss carryforwards of $3,604 and $1,071, respectively, expiring in 2004, and the U.S. Government Securities Fund had Federal income tax capital loss carryforwards of $4,940,986 expiring in 2002 and $858,458 expiring in 2003. These Funds do not intend to make distributions of any future realized capital gains until their Federal income tax capital loss carryforwards are completely utilized.

     (c) Net investment income, if any, is distributed to each shareholder as a dividend. Dividends from the Small Cap Contrarian, Value, Mid Cap Value and Large Cap Value Funds are declared and paid annually. Dividends from the Value Plus Fund are declared and paid quarterly. Dividends from the U.S. Government Securities Fund are declared daily and distributed monthly. Dividends are recorded on the ex-dividend date. Net realized gains on investments, if any, are distributed annually.

     (d) The Funds record security and shareholder transactions no later than the first business day after the trade date. Net realized gains and losses on investments are computed on the identified cost basis. Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis. The Funds amortize premium and accrete discount on investments utilizing the effective interest method.

     (e) Each Fund may enter into futures contracts for hedging purposes, such as to protect against anticipated declines in the market value of its portfolio securities or to manage exposure to changing interest rates. Upon entering into a futures contract, a Fund pledges to the broker securities equal to the minimum "initial margin" requirements of the exchange. Additionally, the Fund receives from or pays to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as "variation margin," and are recorded by a Fund as unrealized gains or losses. When the futures contract is closed, a Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

     The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The predominant risk is that the movement of a futures contract's price may result in a loss which could render a portfolio's hedging strategy unsuccessful.

     The U.S. Government Securities Fund had the following open futures contracts at June 30, 1997:

                                       Number       Expiration
     Type                           of Contracts       Date        Appreciation
     ----                           ------------       ----        ------------
     U.S. Treasury Bond Index           (20)        Sept. 1997       $ 10,988


(f) The Small Cap Contrarian Fund may enter into transactions where it will sell a security short (sell a security which the Fund does not own for delivery at a future date) and borrow the same security from a broker or other institution to complete the sale. The predominant risk is that the market price may decrease or increase between the date of the short sale and the date on which the Fund must replace the borrowed security.

     The Small Cap Contrarian, Value, Mid Cap Value, Large Cap Value and Value Plus Funds may each engage in "short sales against the box." These transactions involve selling a security that a Fund owns for delivery at a specified date in the future. Similarly, each of these Funds may also engage in short sales of securities of an issuer ("acquiror") that has publicly announced a proposed or pending transaction in which a portfolio security of the Fund will be converted into securities of the acquiror.

     Each Fund maintains a segregated collateral account with its custodian consisting of cash or liquid assets to cover short positions, including short sales in acquiror securities.

     The Schedule of Investments for the Small Cap Contrarian Fund does not include the following "boxed" position where the Fund purchased a long security to close out a short position. At June 30, 1997, the Fund chose not to complete the boxed transaction which would have required delivery of the long securities.

     Security                     Shares                  Market Value
     --------                     ------                  ------------
     Liposome Company, Inc.       150,000                  $1,434,375

     Included in the "Receivable from Securities Sold Short" on the Statement of Assets and Liabilities for the Small Cap Contrarian Fund was $3,352,412 related to this position. At June 30, 1997, the cost of the offsetting long position and the associated net unrealized appreciation related to this position was $1,488,735 and $1,863,677, respectively.

(g) A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933 or pursuant to the resale limitations provided by Rule 144 under the Act or an exemption from the registration requirements of the Act. At June 30, 1997, the Small Cap Contrarian Fund held the following restricted securities (equaling 4.0% of total assets). These securities are valued under the supervision of, and pursuant to guidelines adopted by, the Corporation's Board of Directors.



                                                                        Acquisition
     Security                           Shares     Cost     Fair Value      Date
     --------                           ------     ----     ----------      ----
     Apex Silver Mines Ltd.            187,500  $1,500,000  $1,500,000      8/96
     Drypers Corp. Pfd. Stock           20,250   2,025,000   7,944,618      2/96
     Drypers Corp. Com. Stock          228,929     247,788   1,759,892      2/96
     Excelsior-Henderson Motorcycle
       Mfg. Co. Pfd. Stock             460,000   1,725,000   1,725,000      8/96

(h) The Small Cap Contrarian Fund may buy and sell options, including purchasing and writing put and call options and options on futures, based on any type of security, index or currency related to its investments, including options traded on foreign exchanges and options not traded on exchanges. The Value, Mid Cap Value, Large Cap Value, Value Plus and U.S. Government Securities Funds each may write covered call options and purchase options that are traded on recognized U.S. exchanges and enter into closing transactions with respect to such options. The Mid Cap Value and Large Cap Value Funds may also purchase call options. The Funds may enter into options transactions for hedging purposes, and will not use these instruments for speculation. Written covered call options and purchased put options are valued at the latest sales price at the time at which net asset value per share of a Fund is computed (close of regular trading on the New York Stock Exchange) or, lacking any sales, the latest asked or bid price, respectively.

     For the period ended June 30, 1997, the Small Cap Contrarian Fund had purchased the following put options:

                                                  # of
                                                Contracts     Cost
                                                ---------  ---------

          Balance at January 1, 1997                  --          --
          Options purchased (S&P 500 Index)          330   $ 803,435
          Options expired                             --          --
          Options closed (S&P 500 Index)            (330)   (803,435)
                                                ---------  ----------
          Balance at June 30, 1997                    --   $      --
                                                =========  ==========

          For the period ended June 30, 1997, the Value and Mid Cap Value Funds had the following transactions in written covered call options:

          Value Fund                              # of       Premium
                                                Contracts    Amount
                                                ---------  ----------
          Balance at January 1, 1997                 500   $ 111,328
          Options opened                              --          --
          Options expired (Computer
           Products, Inc. - Jan/97)                 (500)   (111,328)
          Options closed                              --          --
                                                ---------  ---------
          Balance at June 30, 1997                    --   $      --
                                                =========  =========


          Mid Cap Value Fund                      # of      Premium
                                                Contracts   Amount
                                                ---------  ---------
          Balance at January 1, 1997                  --          --
          Options opened
            (National Semiconductor Corp.
            - Nov/97)                                 93   $  19,483
            (Teradyne, Inc. - Oct/97)                170      54,739
          Options expired                             --          --
          Options closed (Teradyne, Inc.
           - Oct/97)                                 (85)    (29,495)
                                                ---------  ---------
          Balance at June 30, 1997                   178   $  44,727
                                                =========  =========

     (i) The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from the estimates.

(3)  Investment Management Fees and Transactions with Related Parties

     The Funds have management agreements with Heartland Advisors, Inc. (the "Advisor") to serve as investment advisor and manager. Under the terms of the agreement, the Small Cap Contrarian, Value, Mid Cap Value, and Large Cap Value Funds pay the Advisor a monthly management fee at the annual rate of .75% of the daily net asset value of the Funds; the Value Plus Fund pays the Advisor a monthly management fee at the annual rate of .70% of the daily net asset value of the Fund; and the U.S. Government Securities Fund pays the Advisor a monthly management fee at the annual rate of .65% of the first $100 million of the Fund's average daily net assets, .50% of the next $400 million of net assets, and .40% on net assets in excess of $500 million.

     For the period ended June 30, 1997, the Advisor collected a partial fee for the U.S. Government Securities Fund at the annual rate of .50% of the Fund's average daily net assets for the period from January 1, 1997 through March 30, 1997 and at the annual rate of .25% of the Fund's average daily net assets for the period from March 31, 1997 through June 30, 1997. The Advisor may reinstate any portion or all of the Fund's management fee at any time.

     The Funds have adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Distributor is Heartland Advisors, Inc. (the "Distributor"). The Plan requires the Funds to pay to the Distributor a quarterly distribution fee on an annual basis up to .25% of their daily net assets. Additionally, for the period ended June 30, 1997, the Distributor received for the Value, Value Plus, and U.S. Government Securities Funds $10,491, $285 and $3,268, respectively, from investors for commissions for Fund shares redeemed and for the Small Cap Contrarian, Value, and Value Plus Funds, $4,638, $43,869 and $1,058, respectively, for brokerage fees on the execution of purchases and sales of portfolio investments.

     Officers and certain directors of the Corporation are also officers and/or directors of Heartland Advisors, Inc.; however, they receive no compensation from the Funds.

     As permitted under Rule 10f-3 of the Investment Company Act of 1940, the Board of Directors of the Corporation has adopted a plan which will allow the Funds, under certain conditions described in the Rule, to acquire newly-issued securities from syndicates in which the Distributor is a member.

(4)  Deferred Organization Expenses

     For the Small Cap Contrarian, Mid Cap Value, Large Cap Value and Value Plus Funds, organization expenses have been deferred and are being amortized on a straight-line basis over sixty months. Payments for these expenses were advanced by the Advisor, who will be reimbursed by the Funds over the same period. The proceeds of any redemption of the initial shares by the original shareholders will be reduced by a pro-rata portion of any then unamortized expenses. Unamortized deferred organizational expenses and the related payable to the Advisor at June 30, 1997, were $27,939, $13,964, $13,964 and $12,071, respectively.

(5)  Investment Transactions

     During the period ended June 30, 1997, purchases and sales of securities, other than short-term obligations, were as follows (in thousands):

                           Small Cap                      Mid Cap       Large Cap         Value        U.S. Government
                           Contrarian        Value         Value          Value           Plus           Securities
                              Fund           Fund           Fund          Fund            Fund              Fund
                           ----------       -------        -----        ---------         -----        ---------------
     Purchases              $103,613       $225,559       $17,535        $2,393          $126,641          $48,397
     Proceeds from
       sales                  88,414        348,155         4,173           262            22,276           56,630

Included in these transactions were purchases and sales of U.S. obligations as follows (in thousands):

                            Small Cap                      Mid Cap      Large Cap         Value        U.S. Government
                            Contrarian        Value         Value          Value           Plus           Securities
                               Fund           Fund           Fund          Fund            Fund              Fund
                            ----------       -------        -----        ---------         -----        ---------------
     Purchases              $      --       $     --        $   --        $   --          $ 10,016         $42,901
     Proceeds from
       sales                       --             --            --            --                --           33,774

     At June 30, 1997, the gross unrealized appreciation and depreciation on investments for tax purposes was as follows (in thousands):


                            Small Cap                  Mid Cap    Large Cap    Value   U.S. Government
                            Contrarian      Value       Value       Value       Plus      Securities
                               Fund         Fund         Fund       Fund        Fund         Fund
                            ----------     --------     ------   -----------  -------  ---------------
     Appreciation            $ 51,202      $474,393     $2,866     $  706     $13,515       $  426
     Depreciation             (33,227)      (85,816)      (348)       (57)     (1,597)         (61)
                             --------      --------     ------     ------      ------      -------
                             $ 17,975      $388,577     $2,518     $  649     $11,918       $  365
                             ========      ========     ======     ======      ======      =======


     Cost of investments is substantially the same for financial reporting purposes and federal income tax purposes.

(6)  Fund Share Transactions

     For the period ended June 30, 1997, Fund share transactions were as follows:

                                                         Small Cap                       Mid Cap
                                                         Contrarian         Value         Value
                                                            Fund            Fund           Fund
                                                         ---------         ---------    ---------
      Shares issued                                      4,805,971         8,392,629    1,639,599
      Reinvested dividends from net
        investment income                                       --                --           --
      Shares redeemed                                   (6,029,197)       (5,740,062)    (207,034)
                                                         ---------         ---------    ---------
      Net increase (decrease) in Fund shares            (1,223,226)        2,652,567    1,432,565
                                                         =========         =========    =========



                                                 Large Cap          Value      U.S. Government
                                                   Value            Plus         Securities
                                                   Fund             Fund            Fund
                                                 ---------        ---------    ---------------
     Shares issued                                276,637         9,126,887           386,742
     Reinvested dividends from net
       investment income                               --           143,634            88,284
     Shares redeemed                              (61,531)       (2,901,403)       (1,195,771)
                                                 --------        ----------        ----------
     Net increase (decrease) in Fund shares       215,106         6,369,118          (720,745)
                                                 ========        ==========        ==========

     For the year ended December 31, 1996, Fund share transactions were as follows:
                                                  Small Cap                           Mid Cap
                                                 Contrarian          Value             Value
                                                    Fund             Fund               Fund
                                                ------------       -----------        --------

     Shares issued                               18,340,944        15,865,977         662,589
     Reinvested dividends from net
       investment income and distributions
       from net realized gains on investments       743,593         2,886,369              --
     Shares redeemed                             (6,717,525)       (9,964,582)        (12,388)
                                                 ----------        ----------         -------
     Net increase in Fund shares                 12,367,012         8,787,764         650,201
                                                 ==========        ==========         =======

                                                  Large Cap           Value      U.S. Government
                                                    Value             Plus          Securities
                                                     Fund             Fund             Fund
                                                 ----------        ----------    ---------------
     Shares issued                                  254,625         4,188,644         976,754
     Reinvested dividends from net
       investment income and distributions
       from net realized gains on investments            --           299,317         277,541
     Shares redeemed                                (22,206)       (1,349,351)     (2,486,341)
                                                 ----------        ----------      ----------
     Net increase (decrease) in Fund shares         232,419         3,138,610      (1,232,046)
                                                 ==========        ==========      ==========

(7)  Transactions with Affiliates

     The following companies are affiliated with the Small Cap Contrarian and Value Funds; that is, the Funds held 5% or more of the outstanding voting securities during the period ended June 30, 1997. Such companies are defined in Section (2)(a)(3) of the Investment Company Act of 1940.

Small Cap Contrarian Fund

                                                Share                                   Share                      Realized
                                              Balance at                              Balance at                     Gains
Security Name                                Jan. 1,1997   Purchases        Sales    June 30,1997    Dividends     (Losses)
---------------------------------------------------------------------------------------------------------------------------
Advocat, Inc.                                        0      300,000            0        300,000  $        0  $          0
Allou Health & Beauty Care, Inc. (Class A)     505,000       20,000            0        525,000           0             0
Autonomous Technologies Corporation            500,000       25,000            0        525,000           0             0
Bio-Vascular, Inc.                             500,000            0            0        500,000           0             0
Business Resource Group                        313,500       86,500            0        400,000           0             0
Campbell Resources, Inc.                     6,000,000    2,000,000            0      8,000,000           0             0
Catherines Stores Corporation                  433,000      167,000            0        600,000           0             0
Chico's Fas, Inc.                              400,000       60,000            0        460,000           0             0
Children's Discovery Centers of America, Inc.  400,000       55,500            0        455,500           0             0
Compression Labs, Inc.                       1,065,600      358,500    1,424,100/(1)/         0           0      (685,341)
Crown Books Corporation                        325,000            0            0        325,000           0             0
Custom Chrome, Inc.                                  0      400,000            0        400,000           0             0
Dignity Partners, Inc.                         400,000            0            0        400,000           0             0
Drypers Corporation 7.5% Sr. Conv. Cum. Pfd.    22,500            0        2,250/(2)/    20,250      22,788             0
Drypers Corporation Common                           0      228,929/(2)/       0        228,929           0             0
Dynamic Materials Corporation                  200,000      125,900      200,000        125,900           0     1,921,025
Excelsior-Henderson Motorcycle Mfg. Co.
  Series A Conv. Pfd.                          460,000/(3)/       0            0        460,000           0             0
Family Steak Houses of Florida, Inc.           700,000            0            0        700,000           0             0


Small Cap Contrarian Fund [cont'd]
                                           Share                                   Share                     Realized
                                        Balance at                              Balance at                     Gains
Security Name                           Jan. 1, 1997  Purchases       Sales    June 30, 1997   Dividends     (Losses)
---------------------------------------------------------------------------------------------------------------------
Financial Industries Corporation            200,000     100,000      300,000              0   $        0   $  298,628
The GNI Group, Inc.                         600,000           0            0        600,000            0            0
Gothic Energy Corporation                   530,000     170,000            0        700,000            0            0
Harding Lawson Associates Group, Inc.       475,000           0            0        475,000            0            0
Harmony Brook, Inc.                         700,000           0            0        700,000            0            0
Help at Home, Inc.                          100,000           0      100,000              0            0     (344,465)
ICTS International N.V.                     240,000     111,500            0        351,500            0            0
In Home Health, Inc.                        759,000     141,000            0        900,000            0            0
Interpore International                     600,000           0      600,000              0            0     (222,770)
Jaco Electronics, Inc.                      343,500      36,500            0        380,000            0            0
The Lion Brewery, Inc.                      300,000           0      300,000              0            0     (936,838)
Luminart, Inc.                            1,000,000           0    1,000,000              0            0     (739,950)
Moore Medical Corporation                   200,000           0            0        200,000            0            0
Motor Club of America                        61,500      84,500            0        146,000            0            0
M-Wave, Inc.                                264,800      12,200            0        277,000            0            0
New Brunswick Scientific Company            254,217/4/        0            0        254,217            0            0
NTN Canada, Inc.                            105,000      64,000            0        169,000            0            0
O. I. Corporation                           275,000      42,800            0        317,800            0            0
Personnel Management, Inc.                  200,000           0            0        200,000            0            0
PIA Merchandising Services, Inc.            100,000     450,000       90,000        460,000            0     (498,205)
PolyVision Corporation                      600,000           0            0        600,000            0            0
Riveria Tool Company                              0     130,000            0        130,000            0            0
Safety Components International, Inc.             0     269,300            0        269,300            0            0
Serv-Tech, Inc.                             410,000           0      382,000         28,000            0       28,084
Speizman Industries, Inc.                   290,000           0            0        290,000            0            0
Tipperary Corporation                     1,000,000           0            0      1,000,000            0            0
UniComp, Inc.                               300,000           0      300,000              0            0    1,060,652
Union Bankshares, Ltd.                       57,500           0            0         57,500            0            0
Vectra Technologies, Inc.                   650,000           0            0        650,000            0            0
                                                                                              ----------   ----------
                                                                                              $   22,788   $ (119,240)
                                                                                              ==========   ==========

/1/ Adjusted for acquisition (1 share distributed for every .46 shares of VTEL
    Corporation received).
/2/ Adjusted for conversion of 2,250 shares of Drypers Corporation 7.5% Sr.
    Conv. Cum. Pfd. Stock into 225,000 shares of Drypers Corporation Common
    Stock.
/3/ Adjusted for 2 for 3 stock split.
/4/ Adjusted for 10% stock dividend.



Value Fund
                                           Share                                   Share                          Realized
                                        Balance at                              Balance at                          Gains
Security Name                           Jan. 1, 1997  Purchases       Sales    June 30, 1997   Dividends          (Losses)
--------------------------------------------------------------------------------------------------------------------------
3-D Geophysical, Inc.                       500,000     200,000            0        700,000   $        0       $         0
Align-Rite International, Inc.              300,000           0            0        300,000            0                 0
Allied Healthcare Products, Inc.            503,000      97,000            0        600,000            0                 0
Allwaste, Inc.                            3,800,000           0    1,800,000      2,000,000            0         6,331,962
The Alpine Group, Inc.                    1,100,000           0            0      1,100,000            0                 0
American Buildings Company                  500,000           0            0        500,000            0                 0
American Educational Products, Inc.          81,000/1/        0       81,000              0            0        (1,128,449)
American Oilfield Divers, Inc.              500,000           0            0        500,000            0                 0
Amtran, Inc.                                600,000           0            0        600,000            0                 0
Amwest Insurance Group, Inc.                200,000           0            0        200,000       44,000                 0
Arden Industrial Products, Inc.             650,000           0            0        650,000            0                 0
Asia Pacific Wire & Cable Corporation Ltd.        0     727,600            0        727,600            0                 0
Astec Industries, Inc.                      965,000           0            0        965,000            0                 0
Badger Meter, Inc.                          200,000/2/        0            0        200,000       46,760                 0
Baldwin Piano & Organ Company               325,000           0            0        325,000            0                 0

36

Value Fund [cont'd]

                                           Share                                       Share                            Realized
                                        Balance at                                  Balance at                            Gains
Security Name                           Jan. 1, 1997    Purchases       Sales      June 30, 1997     Dividends          (Losses)
--------------------------------------------------------------------------------------------------------------------------------
Buckhead America Corporation                150,000        25,000            0          175,000        $     0       $         0
Caretenders Health Corporation              308,900             0            0          308,900              0                 0
CHC Helicopter Corporation (Class A)      1,000,000             0            0        1,000,000              0                 0
The Cherry Corporation (Class A)            850,100             0            0          850,100              0                 0
Children's Broadcasting Corporation         410,100       179,900            0          590,000              0                 0
Clayton Williams Energy, Inc.               600,000       100,000      100,000          600,000              0         1,156,250
CMAC Investment Corporation                 600,000             0      600,000                0              0        10,148,483
Coastal Physician Group, Inc.             2,000,000             0      500,000        1,500,000              0        (6,487,173)
Cobra Electronics Corporation               500,000             0            0          500,000              0                 0
Collagen Corporation                        419,800       430,200            0          850,000         85,000                 0
Comdial Corporation                         650,000             0            0          650,000              0                 0
CSP, Inc.                                   280,000             0            0          280,000              0                 0
C.P. Clare Corporation                      467,500        32,500       10,000          490,000              0             9,552
D&N Financial Corporation                   400,000             0            0          400,000              0                 0
Dairy Mart Convenience Stores, Inc.
 (Class A)                                  450,000             0       66,000          384,000              0          (287,763)
Dakotah, Inc.                               300,000             0            0          300,000              0                 0
Damark International, Inc. (Class A)        800,000             0            0          800,000              0                 0
Datron Systems, Inc.                        233,700        16,300            0          250,000              0                 0
Designs, Inc.                               962,000       138,000            0        1,100,000              0                 0
DeVlieg-Bullard, Inc.                       692,500             0      192,500          500,000              0           297,626
Digital Biometrics, Inc.                    885,000             0      885,000                0              0          (788,433)
Duckwall-ALCO Stores, Inc.                  330,000             0            0          330,000              0                 0
ECC International Corporation               600,000        76,700            0          676,700              0                 0
Effective Management Systems, Inc.          350,000             0            0          350,000              0                 0
Eltek, Ltd.                                       0       300,000            0          300,000              0                 0
Engle Homes, Inc.                           581,500             0            0          581,500         46,520                 0
ENStar, Inc.                                      0       233,333/3/         0          233,333              0                 0
Eskimo Pie Corporation                      344,000             0       72,500          271,500         22,150           (31,325)
Evergreen Resources, Inc.                   560,000        15,000            0          575,000              0                 0
EZCorp, Inc. (Class A)                      532,300       167,700            0          700,000              0                 0
The Female Health Company                   585,100             0            0          585,100              0                 0
Fibermark, Inc.                             375,000/4/          0            0          375,000              0                 0
Financial Industries Corporation                  0       300,000            0          300,000              0                 0
FLIR Systems, Inc.                          354,000             0      319,200           34,800              0         1,042,226
Forest Oil Corporation                    1,560,000             0       60,000        1,500,000              0           407,435
Fortress Group, Inc.                        590,000       110,000            0          700,000          3,500                 0
Gehl Company                                401,500         8,500       10,000          400,000              0            30,210
Gibson Greeting, Inc.                     1,200,600             0      500,600          700,000              0         4,816,430
Gish Biomedical, Inc.                       275,000             0            0          275,000              0                 0
Grist Mill Company                          350,000        50,000            0          400,000              0                 0
GZA GeoEnvironmental Technologies, Inc.     372,700             0            0          372,700              0                 0
Hallwood Consolidated Resources Corporation 100,000             0            0          100,000              0                 0
Hanover Foods Corporation (Class A)          50,500             0            0           50,500              0                 0
Harmony Brook, Inc.                         720,000             0            0          720,000              0                 0
Health Power, Inc.                          275,000        20,800            0          295,800              0                 0
HealthRite, Inc.                            403,000             0            0          403,000              0                 0
Help at Home, Inc.                                0       100,000            0          100,000              0                 0
HMN Financial, Inc.                         250,000             0            0          250,000              0                 0
Home Federal Bancorp                        193,500             0            0          193,500         49,988                 0
Hospital Staffing Services, Inc.            620,000             0            0          620,000              0                 0
Howell Corporation                          200,000       100,000            0          300,000              0                 0
ICN Pharmaceuticals, Inc.                 3,150,000             0            0        3,150,000        494,550                 0
IEC Electronics Corporation                 700,000             0            0          700,000              0                 0
Interdigital Communications Corp.         2,990,000       610,000      165,000        3,435,000              0          (781,566)
Interpore International                           0       600,000            0          600,000              0                 0
Iwerks Entertainment, Inc.                  856,000       244,000            0        1,100,000              0                 0


Value Fund [cont'd]
                                           Share                                  Share                      Realized
                                         Balance at                             Balance at                     Gains
Security Name                           Jan. 1, 1997  Purchases        Sales   June 30, 1997   Dividends     (Losses)
-----------------------------------------------------------------------------------------------------------------------------------
Kaye Group, Inc.                             353,600          0            0        353,600   $   17,680  $         0
Kentucky Electric Steel, Inc.                450,000          0            0        450,000            0            0
LCS Industries, Inc.                         312,500     37,500            0        350,000       24,544            0
The Lion Brewery, Inc.                             0    375,000            0        375,000            0            0
Magal Security Systems Ltd.                        0    300,000            0        300,000            0            0
Marten Transport, Ltd.                       212,000     10,200            0        222,200            0            0
Martin Industries, Inc.                      318,300    181,700            0        500,000       28,341            0
Matrix Pharmaceutical, Inc.                  750,000    820,000            0      1,570,000            0            0
Maxicare Health Plans, Inc.                1,133,000          0       33,000      1,100,000            0       15,142
Meadowbrook Rehabilitation
  Group, Inc. (Class A)                      186,666          0            0        186,666            0            0
Medical Graphics Corporation                 243,700          0            0        243,700            0            0
Mednet, MPC Corporation                    1,200,000    668,400            0      1,868,400            0            0
Mercury Air Group, Inc.                      625,000/5/   8,700            0        633,700       14,009            0
MFRI, Inc.                                   300,000          0            0        300,000            0            0
Minntech Corporation                         457,500    142,500       86,900        513,100            0     (269,256)
Mizar, Inc.                                  144,200    271,800            0        416,000            0            0
Morgan Products, Ltd.                        750,000          0            0        750,000            0            0
MTL, Inc.                                    300,000          0       90,000        210,000            0      652,764
MYR Group, Inc.                              300,000          0            0        300,000       33,000            0
M/A/R/C, Inc.                                375,000/6/       0       75,000        300,000            0      744,955
Netframe Systems, Inc.                     1,000,000          0      442,500        557,500            0   (1,707,408)
Norstan, Inc.                                552,000          0            0        552,000            0            0
North Star Universal, Inc.                   700,000          0      700,000/7/           0            0            0
Northwest Equity Corporation                  90,000          0       10,000         80,000       27,200       36,496
NTN Communications, Inc.                   1,100,000    625,000            0      1,725,000            0            0
Old America Stores, Inc.                     345,800    104,200       80,800        369,200            0     (100,665)
Oneita Industries, Inc.                      600,000          0            0        600,000            0            0
Outlook Group Corporation                    457,500          0            0        457,500            0            0
Patrick Industries, Inc.                     312,000          0            0        312,000       24,960            0
Peoples Telephone Company, Inc.            1,396,000    204,000            0      1,600,000            0            0
Pinnacle Bancorp                              67,800          0       67,800              0            0      160,000
Pioneer Financial Services, Inc.             600,000          0      600,000              0            0    6,017,050
PolyMedica Industries, Inc.                  550,000          0            0        550,000            0            0
Powell Industries, Inc.                      600,000          0            0        600,000            0            0
Presidential Life Corporation              1,700,000          0      200,000      1,500,000      154,155    1,242,798
Professionals Insurance Co. Mgt. Group       220,000          0            0        220,000            0            0
Quixote Corporation                          562,000     15,000            0        577,000       73,060            0
Ramsay Health Care, Inc.                     603,333/8/       0            0        603,333            0            0
Rehabilicare, Inc.                           400,000          0       45,000        355,000            0       73,119
Rexworks, Inc.                               185,500          0            0        185,500            0            0
Rhodes, Inc.                                 651,800          0      651,800/9/           0            0            0
Right Management Consultants, Inc.                 0    400,000            0        400,000            0            0
RightCHOICE Managed Care, Inc.
 (Class A)                                 1,000,000      2,500            0      1,002,500            0            0
The Rottlund Company, Inc.                   316,000    104,000            0        420,000            0            0
Schult Homes Corporation                     400,000/10/      0       40,000        360,000       33,000      335,709
Star Multi Care Services, Inc.               224,492      5,601            0        230,093            0            0
Starcraft Corporation                        400,000          0            0        400,000            0            0
Steel of West Virginia, Inc.                 590,000          0      230,000        360,000            0      756,119
Sterling Financial Corporation               275,000          0            0        275,000            0            0
Stokely USA, Inc.                            640,000          0      640,000              0            0   (2,266,680)
Strattec Security Corporation                500,000          0            0        500,000            0            0
St. Mary Land & Exploration Company          460,000    100,000      220,000        340,000            0    2,858,317
Strouds, Inc.                                      0    444,000            0        444,000            0            0
Sullivan Dental Products, Inc.               540,000          0       40,000        500,000       52,000      243,106
Sunrise Resources, Inc.                      400,000    200,000            0        600,000            0            0

Value Fund [cont'd]
                                           Share                                  Share                      Realized
                                         Balance at                             Balance at                     Gains
Security Name                           Jan. 1, 1997  Purchases        Sales   June 30, 1997   Dividends     (Losses)
-----------------------------------------------------------------------------------------------------------------------------------
Technology Research Corporation             500,000           0            0        500,000    $  60,000   $         0
Teltrend, Inc.                                    0     500,000            0        500,000            0             0
Tesoro Petroleum Corporation              1,400,000     100,000            0      1,500,000            0             0
Thorn Apple Valley, Inc.                    421,000      15,000            0        436,000            0             0
Timber Lodge Steakhouse, Inc.               300,000           0            0        300,000            0             0
Todhunter International, Inc.               490,000           0            0        490,000            0             0
Total-Tel USA Communications, Inc.          289,000           0            0        289,000            0             0
Trak Auto Corporation                       366,500           0            0        366,500            0             0
Transitional Hospitals Corporation        2,413,500           0    2,413,500              0            0    16,953,932
Transworld Bancorp                          176,775           0      176,775              0            0     2,279,623
Trimark Holdings, Inc.                      400,000           0            0        400,000            0             0
UNC, Inc.                                 1,100,000           0      100,000      1,000,000            0       455,696
URS Corporation                             860,000           0      118,300        741,700            0       433,009
Vectra Technologies, Inc.                   723,500           0            0        723,500            0             0
Vicorp Restaurants, Inc.                    222,600     277,400            0        500,000            0             0
Westbridge Capital Corporation              500,000     100,000      200,000        400,000            0       917,698
Weston, Roy F., Inc. (Class A)              550,000           0            0        550,000            0             0
                                                                                               ----------  -----------
                                                                                               $1,334,417  $44,566,989
                                                                                               ==========  ===========
/1/  Adjusted for 1 for 5 stock split.
/2/  Adjusted for 2 for 1 stock split.
/3/  Adjusted for reorganization (1 share received for every 3 shares of North
     Star Universal, Inc. held).
/4/  Adjusted for 3 for 2 stock split; name changed from Specialty Paperboard,
     Inc.
/5/  Adjusted for 25% stock dividend.
/6/  Adjusted for 3 for 2 stock split.
/7/  Adjusted for reorganization (3 shares distributed for every 1 share of
     ENStar, Inc. received).
/8/  Adjusted for merger (1 share received for every 3 shares of Ramsay Managed
     Care, Inc. held).
/9/  Adjusted for acquisition (2 shares distributed for every 1 share of Heilig-
     Meyers Company received).
/10/ Adjusted for 20% stock dividend.
                                                                                                                39

                         The Heartland Family of Funds

                           Small Cap Contrarian Fund

                                  Value Fund
                       (closed to new investors 7/1/95)

                              Mid Cap Value Fund

                             Large Cap Value Fund

                                Value Plus Fund

                        U.S. Government Securities Fund

                            Wisconsin Tax Free Fund

                           Short Duration High-Yield
                                Municipal Fund         NEW

                             High-Yield Municipal
                                   Bond Fund           NEW

                           Portico Money Market Fund


                            [Logo] Heartland Funds
                           AMERICA'S VALUE INVESTOR


                                1-800-432-7856

These are not recommendations to buy or sell the securities discussed, but rather illustrations of our value investment strategy. Statements regarding particular securities represent the portfolio manager's views when made and are subject to change at any time based on market and other considerations. Complete portfolios for the Funds are included in the Annual and Semi-Annual Reports to Shareholders.

The performance data quoted represents past performance. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

This material may only be used when preceded or accompanied by the Funds' prospectus. Please call for a prospectus if you would like more complete information, including charges and expenses, for any Heartland fund. Read it carefully before you invest. Heartland Advisors, Inc., distributor. Member SIPC/NASD.

[Logo] Heartland Funds
America's Value Investor

Value Report

Second Quarter 1997

Notes on value investing
for investors in the Heartland
Municipal Funds

Semi-Annual Report
to Shareholders

Value Report


                            Dear Tax-Free Investor



After a rough first quarter, the bond market appeared to regain its footing in the second quarter, on its way to what we believe will be a good year for bond investors. In the second quarter of 1997, the Heartland Short Duration High-Yield Municipal Fund's share price rose from $10.00 to $10.06, while the High-Yield Municipal Bond Fund's share price rose from $10.02 to $10.16.

Consistent with their objectives of providing high tax-free income, both Funds ranked highly in the Lipper Analytical Services Yield Survey. Based on SEC yields for the 30 days ending June 30, the High-Yield Municipal Bond Fund ranked #1 among 46 funds in the High Yield Municipal Debt Funds category, and the Short Duration High-Yield Municipal Fund ranked #5 among those funds.

We are also pleased to report that, for both Funds, Heartland Advisors will continue waiving all fees and absorbing all expenses through December 31, 1997. Fees and expenses will then be rolled in gradually, over a number of months. This lengthy subsidization means higher effective yields for investors.

With subdued inflation, stable rates and no income tax relief in sight, our outlook for bonds is favorable. We will continue to use our disciplined, research-intensive approach to pursue investment value in the high-yield municipal market.

Thank you for your continued support.


Sincerely,


Greg D. Winston, CFA          Thomas J. Conlin, CFA
Portfolio Co-Managers

August, 1997


[Photo of
Greg D. Winston]


Greg D. Winston, CFA


[Photo of
Thomas J. Conlin]


Thomas J. Conlin, CFA

VALUE REPORT


INVESTMENT PERFORMANCE

Heartland Short Duration High-Yield Municipal Fund

      6.0%                     9.9%                        3.5%
      June            Equivalent taxable yield     Cumulative return from
     yield*           at a 39.6% federal rate      1/2/97 through 6/30/97


Federal tax brackets   28.0%            31.0%        36.0%          39.6%


TAX-FREE YIELD                        EQUIVALENT TAXABLE YIELDS
6.0% (June yield*)      8.3%             8.7%         9.3%           9.9%



Heartland High-Yield Municipal Bond Fund

      7.1%                    11.7%                        4.8%
      June            Equivalent taxable yield     Cumulative return from
     yield*           at a 39.6% federal rate      1/2/97 through 6/30/97


Federal tax brackets   28.0%            31.0%        36.0%          39.6%


TAX-FREE YIELD                        EQUIVALENT TAXABLE YIELDS
7.1% (June yield*)      9.8%            10.2%        11.0%          11.7%


These charts are for illustrative purposes only. Monthly yields will fluctuate.

* SEC annualized yield for the 30 days ending 6/30/97. The performance data quoted reflects fee waivers in effect during the period. Without fee waivers, the SEC yields would have been 5.0% and 5.9%, respectively, and total return would be lower. Performance is historical. Investment returns and principal value fluctuate, so that your shares when redeemed may be worth more or less than their original cost. For certain investors, a portion of the Funds' income may be subject to the Alternative Minimum Tax.

V A L U E   R E P O R T

Heartland Short Duration High-Yield Municipal Fund

FLYING HIGHER

Reflecting a trend in its industry, American Airlines has recently shown improving fundamentals. Strong consumer demand and a refocusing on its most profitable routes resulted in much improved earnings and cash flow in '97's first quarter. In addition, resolution of its pilots' contract dispute has removed an element of uncertainty, and a potential alliance with British Airways offers promise.

In the second quarter, these factors led us to purchase industrial development revenue bonds secured by airport lease payments from American Airlines. The bonds were:

 . Chicago-O'Hare International Airport 7.875% due 11/1/25, yielding 5.56% to a call of 102 on 11/1/00.

 . Tulsa, Oklahoma Municipal Airport Trust 7.375% due 12/1/20, yielding 5.56% to a call of 102 on 12/1/00.

 . Alliance Airport Authority, Texas 7.500% due 12/1/29, yielding 5.49% to a call of 102 on 12/1/00.

We believe these bonds provide value for the Fund. Though the airline industry is cyclical, we feel confident in American Airlines' near-term financial prospects. Moreover, in addition to their generous yields and early calls, these bonds offer another level of security: a first mortgage lien on the airport gates.

On June 30, 1997, the Chicago, Tulsa and Alliance bonds were respectively valued at $113,925, $2,142,500 and $317,862, representing 0.2%, 4.4% and 0.6%, respectively, of the Fund's net assets.

                                                         V A L U E   R E P O R T

Heartland Short Duration High-Yield Municipal Fund

This Fund seeks a high level of federally tax-exempt current income with a low degree of share-price fluctuation. It invests chiefly in short and intermediate term municipal obligations of medium and lower quality, and maintains an average portfolio duration of three years or less.

  JUNE SEC YIELD       EQUIVALENT TAXABLE YIELD           TOTAL RETURN
       6.0%                      9.9%                         3.5%
Annualized for the            At a 39.6%               Cumulative return
      30 days                federal rate           from inception on 1/2/97
  ending 6/30/97                                        through 6/30/97

Without the Advisor's fee waivers in effect during the period, yield would have been 5.0% and total return would be lower. Performance is historical. Investment returns and principal value fluctuate, so that your shares when redeemed may be worth more or less than their original cost.

FUND FACTS
Sales commission........................None     Net assets................................$49 mil.
Share price...........................$10.06     Number of holdings..............................88
Weighted average duration...........1.9 yrs.     Inception...................................1/2/97

                                                                                            % OF
TOP 5 HOLDINGS                                       COUPON     MATURITY      CALL       NET ASSETS
LA Public Facilities Authority........................8.3%      09/2008      09/2002        4.7%
Martin County, FL Indus. Develop. Authority...........7.9%      12/2025      12/2004        4.6%
Tulsa, OK Municipal Airport Trust.....................7.4%      12/2020      12/2000        4.4%
Robbins, IL Resource Recovery Revenue.................8.4%      10/2016      10/2006        4.2%
ID Health Facilities Authority........................5.7%      10/2004        --           4.2%

PORTFOLIO COMPOSITION

[graphic - A pie chart displays categories of the Heartland Short Duration High-Yield Municipal Fund's portfolio as of 6/30/97: electric/PCR at 22.1%; hospital at 17.0%; airport at 14.5%; nursing at 12.5%; other at 33.9%. Other is further broken down as follows: retirement at 7.0%; IDR/PCR at 6.9%; res. recovery at 5.7%; multifamily at 4.6%; single family at 2.5%; other at 1.9%; university at 1.5%; hotel at 1.4%; student loan at 1.0%; mental at 0.6%; water & sewer at 0.3%; lease at 0.3%; G.O. at 0.2%.]


All statistics are as of June 30, 1997.

V A L U E  R E P O R T

Heartland High-Yield Municipal Bond Fund

CARE IN CONNECTICUT

For years, America's elderly population has been rising. Demographics suggest a dramatic long-term increase in this trend. Thus, one of our investment themes is "The Aging of America."

Consistent with this theme is our investment in the Alzheimer's Resource Center of Connecticut (ARCC), a project of the Connecticut State Development Authority. Located about 15 miles from Hartford, the ARCC is a 120-bed skilled nursing facility that we believe represents sound investment value.

 . It is the only facility in the state dedicated solely to caring for Alzheimer's patients.

 . This singular focus has created strong demand. The facility opened in October
  '92, reached 100% capacity in May '93, and has had at least 99% capacity since then, with a long waiting list.

 . The supply of new nursing home beds in Connecticut is static through the year
  2000, owing to a Certificate of Need moratorium.

An investment in such a facility entails the possible risks of Medicare/Medicaid reform. However, about 40% of ARCC's patients pay privately, mitigating this uncertainty and generating higher per-patient income. Also, in our view, management appears very capable, and finances are strong, with debt service coverage for fiscal year '96 at a very healthy 1.57X.

On June 30, 1997, the Fund's bonds in the Connecticut State Development Authority Alzheimer's Resource Center--7.00% due 8/15/09 and 7.25% due 8/15/21-- were respectively valued at $254,062 and $101,250, representing 2.4% and 0.9%, respectively, of net assets.

                                                         V A L U E   R E P O R T

Heartland High-Yield Municipal Bond Fund

This Fund seeks to maximize after-tax total return by investing for a high level of current income that is federally tax-exempt. It invests chiefly in medium and lower quality municipal obligations. While the duration of its portfolio is unrestricted, the Fund expects to maintain an average duration of over five years.

  JUNE SEC YIELD      EQUIVALENT TAXABLE YIELD           TOTAL RETURN
       7.1%                    11.7%                         4.8%
Annualized for the           At a 39.6%               Cumulative return
      30 days               federal rate           from inception on 1/2/97
  ending 6/30/97                                       through 6/30/97

Without the Advisor's fee waivers in effect during the period, yield would have been 5.9% and total return would be lower. Performance is historical. Investment returns and principal value fluctuate, so that your shares when redeemed may be worth more or less than their original cost.

FUND FACTS
Sales commission.......................None       Net assets....................$10.7 mil.
Share price............................$10.16     Number of holdings.................34
Weighted average duration............5.6 yrs.     Inception......................1/2/97

                                                                                   % OF
TOP 5 HOLDINGS                                          COUPON     MATURITY     NET ASSETS
Montana Board of Investments.............................7.0%       12/2019       13.7%
Danforth, TX Health Facilities Corporation...............8.3%       03/2027        6.1%
Shelby County, TN Health, Ed. & Housing Fac..............8.5%       07/2026        5.9%
Cuyahoga County, OH Mortgage Revenue.....................8.0%       08/2016        5.0%
Robbins, IL Resource Recovery Revenue....................8.4%       10/2016        4.9%

PORTFOLIO COMPOSITION


[graphic - A pie chart displays categories of the Heartland High-Yield Municipal Bond Fund's portfolio as of 6/30/97: nursing at 23.3%; retirement at 18.2%; res. recovery at 18.1%; other at 40.4%. Other is further broken down as follows: hospital at 13.0%; electric/PCR at 8.7%; single family at 8.1%; multifamily at 5.8%; hotel at 2.1%; IDR/PCR at 1.6%; G.O. at 0.9%; other at 0.2%.]

All statistics are as of June 30, 1997.

VALUE REPORT

                            [Photo of
                            Milwaukee]

------------------------------------------------------------------

At Heartland, we're at home with Milwaukee traditions of hard work and commitment to value.


                      [Logo] Heartland Funds
                     AMERICA'S VALUE INVESTOR

                   HEARTLAND SHORT DURATION HIGH-YIELD MUNICIPAL FUND
                     SCHEDULE OF INVESTMENTS - JUNE 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

    PAR
   AMOUNT          LONG-TERM INVESTMENTS -- 98.6%                                  COUPON         MATURITY        VALUE
--------------------------------------------------------------------------------------------------------------------------
                   MUNICIPAL BONDS -- 98.6%

                   ALABAMA -- 2.1%

$ 1,000,000        West Jefferson Amusement & Public Park Authority -
                     Visionland Alabama Project.................................. 7.500%       12/01/2008      $1,020,000

                   ARIZONA -- 2.1%
  1,000,000        Scottsdale, Arizona Industrial Development Authority -
                     Westminster Village......................................... 5.500        06/01/2017       1,016,250

                   CALIFORNIA -- 0.2%
    100,000        Los Angeles, California Regional Airports -
                     Continental Airlines, Incorporated (a)...................... 9.000        08/01/2008         106,003

                   COLORADO -- 9.0%
    400,000        Colorado Student Obligation Bond Authority -
                     Student Loan Revenue........................................ 6.900        09/01/2001         421,500
    605,000        Denver, Colorado City & County Airport........................ 8.500        11/15/2023         681,381
    110,000        Denver, Colorado City & County Airport........................ 8.000        11/15/2025         122,237
     90,000        Denver, Colorado City & County Airport........................ 7.500        11/15/2025          92,568
  1,250,000        Denver, Colorado City & County Airport (a).................... 7.750        11/15/2021       1,395,312
  1,500,000        Mesa County, Colorado Industrial Development Revenue -
                    Joy Technologies, Incoporated................................ 8.500        09/15/2006       1,696,875
                                                                                                                ---------
                                                                                                                4,409,873
                   CONNECTICUT -- 4.9%
    440,000        Connecticut State Health & Educational Facilities Authority -
                      University of Hartford..................................... 5.700        07/01/1998         439,327
    350,000        Connecticut State Health & Educational Facilities Authority -
                      University of Hartford..................................... 6.200        07/01/2001         353,500
  1,600,000        Connecticut State Development Authority -
                      Alzheimer's Resource Center................................ 6.875        08/15/2004       1,632,000
                                                                                                                ---------
                                                                                                                2,424,827
                   DISTRICT OF COLUMBIA -- 0.1%
     55,000        District of Columbia General Obligation....................... 4.700        06/01/1999          54,725

                   FLORIDA -- 6.6%
    345,000        Broward County, Florida Resource Recovery -
                     Broward Waste Energy - Limited Partnership North............ 7.950        12/01/2008         375,619
    320,000        Homestead, Florida Industrial Development Revenue -
                      Community Rehabilitation Providers......................... 7.950        11/01/2018         327,600
  2,000,000        Martin County, Florida Industrial Development Authority -
                      Indiantown Cogeneration Project............................ 7.875        12/15/2025       2,265,000
    265,000        St. Petersburg, Florida Housing Authority -
                      Rogall Congregate-Section 8/Elderly........................ 7.500        12/01/2006         276,925
                                                                                                                ---------
                                                                                                                3,245,144
                   GEORGIA -- 0.9%
     55,000        Atlanta, Georgia Special Purpose Facilities -
                      Delta Airlines, Incorporated............................... 7.900        12/01/2018          59,056
    370,000        Georgia Residential Finance Authority -
                      Home Ownership Mortgage.................................... 7.200        12/01/2011         395,437
                                                                                                                ---------
                                                                                                                  454,493
                   HAWAII -- 1.2%
    170,000        Hawaii State Airport System................................... 7.500        07/01/2020         185,725
    185,000        Hawaii State Department of Budget & Finance -
                     Hawaiian Electric Company................................... 7.625        12/01/2018         198,181
    190,000        Hawaii State Department of Budget & Finance -
                      Hawaiian Electric Company.................................. 7.600        07/01/2020         205,200
                                                                                                                ---------
                                                                                                                  589,106
                   IDAHO -- 4.1%
  2,050,000        Idaho Health Facilities Authority - Bonner General Hospital... 5.700        10/01/2004       2,034,625

              HEARTLAND SHORT DURATION HIGH-YIELD MUNICIPAL FUND
         SCHEDULE OF INVESTMENTS [cont'd] . JUNE 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

     PAR
   AMOUNT    LONG-TERM INVESTMENTS -- 98.6% [cont'd]                          COUPON       MATURITY         VALUE
--------------------------------------------------------------------------------------------------------------------
             Municipal Bonds -- 98.6% [cont'd]

             ILLINOIS -- 6.7%
$   35,000   Belleville, Illinois Industrial Development Revenue -
              Kmart Corporation...........................................    6.900%      06/15/2007     $    36,269
   125,000   Carol Stream, Illinois First Mortgage Revenue -
              Windsor Park Manor..........................................    5.750       12/01/1999         125,469
   250,000   Carol Stream, Illinois First Mortgage Revenue -
              Windsor Park Manor..........................................    6.000       12/01/2000         251,250
   250,000   Carol Stream, Illinois First Mortgage Revenue -
              Windsor Park Manor..........................................    6.250       12/01/2001         251,562
    70,000   Chicago-O'Hare International Airport -
              United Air Lines, Incorporated..............................    8.400       05/01/2018          75,512
   170,000   Chicago-O'Hare International Airport -
              United Air Lines, Incorporated..............................    8.950       05/01/2018         191,250
   105,000   Chicago-O'Hare International Airport -
              American Air Lines, Incorporated............................    7.875       11/01/2025         113,925
 2,000,000   Robbins, Illinois Resource Recovery Revenue -
              Robbins Resource Recovery Partners..........................    8.375       10/15/2016       2,080,000
   140,000   Rochelle, Illinois Water & Sewer Revenue.....................    6.250       05/01/2000         144,550
                                                                                                         -----------
                                                                                                           3,269,787
             INDIANA -- 4.1%
 2,000,000   Beech Grove, Indiana Economic Development Multifamily
              Housing - McGregor Woods Apartments (b).....................    5.000       06/01/2037       1,987,500

             KANSAS -- 3.7%
   180,000   Lawrence, Kansas Commercial Development Revenue -
              Holiday Inn Project.........................................    7.000       07/01/1999         181,350
   190,000   Lawrence, Kansas Commercial Development Revenue -
              Holiday Inn Project.........................................    7.000       07/01/2000         191,425
   180,000   Manhattan, Kansas Commercial Development Revenue -
              Holiday Inn Project.........................................    7.000       07/01/1999         181,350
   190,000   Manhattan, Kansas Commercial Development Revenue -
              Holiday Inn Project.........................................    7.000       07/01/2000         191,900
   130,000   Wichita, Kansas Hospital Revenue -
              Riverside Health System.....................................    4.750       04/01/2000         128,538
   205,000   Wichita, Kansas Hospital Revenue -
              Riverside Health System.....................................    4.750       04/01/2000         202,694
   160,000   Wichita, Kansas Hospital Revenue -
              Riverside Health System.....................................    5.250       04/01/2002         157,800
   120,000   Wichita, Kansas Hospital Revenue -
              Riverside Health System.....................................    5.250       04/01/2002         118,350
   290,000   Wichita, Kansas Hospital Revenue -
              Riverside Health System.....................................    5.500       04/01/2004         283,837
   155,000   Wichita, Kansas Hospital Revenue -
              Riverside Health System.....................................    5.500       04/01/2004         151,706
                                                                                                         -----------
                                                                                                           1,788,950
             KENTUCKY -- 1.5%
   475,000   Kenton County, Kentucky Airport Board -
              Delta Airlines, Incorporated................................    6.750       02/01/2002         499,937
   210,000   Kenton County, Kentucky Airport Board -
              Delta Airlines, Incorporated................................    7.125       02/01/2021         223,125
                                                                                                         -----------
                                                                                                             723,062
             LOUISIANA -- 4.7%
 2,125,000   Louisiana Public Facilities Authority -
              Beverly Enterprises, Incorporated...........................    8.250       09/01/2008       2,302,969

             MASSACHUSETTS -- 5.4%
 1,260,000   Massachusetts Industrial Finance Agency -
              Reeds Landing Project.......................................    7.750       10/01/2000       1,289,081
    50,000   Massachusetts Industrial Finance Agency
              - SEMASS Project............................................    9.250       07/01/2015          56,625
   410,000   Massachusetts Industrial Finance Agency
              - SEMASS Project............................................    9.000       07/01/2015         463,300
   400,000   Massachusetts State Health & Education Facilities Authority -
              Milford - Whitinsville Regional Hospital....................    7.750       07/15/2017         432,000
   385,000   Springfield, Massachusetts Housing Authority -
              Citywide Apartments Project.................................    9.500       11/01/2005         423,981
                                                                                                         -----------
                                                                                                           2,664,987

              HEARTLAND SHORT DURATION HIGH-YIELD MUNICIPAL FUND
       SCHEDULE OF INVESTMENTS [cont'd] . JUNE 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

     PAR
   AMOUNT    LONG-TERM INVESTMENTS -- 98.6% [cont'd]                          COUPON       MATURITY         VALUE
--------------------------------------------------------------------------------------------------------------------
             Municipal Bonds -- 98.6% [cont'd]

             MICHIGAN -- 4.4%
$  425,000   Dickinson County, Michigan Hospital System...................    7.625%      11/01/2005     $   459,000
    30,000   Kentwood, Michigan Economic Development -
              Kmart Corporation...........................................    7.850       09/01/2001          30,249
    65,000   Michigan State Strategic Fund - Kmart Corporation............    6.700       01/01/2007          66,950
 1,455,000   Midland County, Michigan Economic Development Corporation
              Pollution Control Revenue - Midland Cogeneration............    9.500       07/23/2009       1,589,588
                                                                                                         -----------
                                                                                                           2,145,787
             MINNESOTA -- 2.1%
 1,000,000   St. Paul, Minnesota Housing &
              Redevelopment Authority - Healtheast Project................    9.750       11/01/2017       1,035,910

             MISSISSIPPI -- 1.0%
   450,000   Claiborne County, Mississippi Pollution Control Revenue -
              Middle South Energy, Incorporated...........................    9.875       12/01/2014         489,937

             NEW HAMPSHIRE -- 3.4%
   600,000   New Hampshire Industrial Development Authority -
              Maryland Cup Corporation....................................    6.750       06/01/1999         603,750
 1,000,000   New Hampshire Industrial Development Authority -
              United Illuminating Company.................................   10.750       10/01/2012       1,043,340
                                                                                                         -----------
                                                                                                           1,647,090
             NEW JERSEY -- 2.0%
   500,000   New Jersey Health Care Facilities Financial Authority -
              Columbus Hospital...........................................    7.200       07/01/2001         512,500
   450,000   New Jersey Economic Development Authority -
              Vineland Cogeneration Limited Partnership...................    7.875       06/01/2019         486,000
                                                                                                         -----------
                                                                                                             998,500
             NEW MEXICO -- 1.0%
   375,000   Chaves New Mexico Hospital Revenue -
              Eastern New Mexico Medical Center...........................    7.250       12/01/2010         401,250
    75,000   New Mexico Educational Assistance Foundation -
              Student Loan Revenue........................................    6.050       12/01/2000          77,719
                                                                                                         -----------
                                                                                                             478,969
             NEW YORK -- 3.1%
   900,000   Port Authority of New York & New Jersey Special
              Obligation - Continental Airlines/Laguardia.................    9.125       12/01/2015       1,015,875
    90,000   Tompkins County, New York Industrial Development
              Agency - Kendal at Ithaca...................................    7.250       06/01/2003          92,363
   380,000   Tompkins County, New York Industrial Development
              Agency - Kendal at Ithaca...................................    7.625       06/01/2009         391,875
                                                                                                         -----------
                                                                                                           1,500,113
             NORTH DAKOTA -- 2.6%
 1,220,000   Mercer County, North Dakota Pollution Control Revenue -
              Basin Electric Power........................................    7.000       01/01/2019       1,276,425

             OHIO-- 2.7%
   100,000   Cleveland, Ohio Airport Special Revenue -
              Continental Airlines, Incorporated..........................    9.000       12/01/2019         108,125
   640,000   Cuyahoga County, Ohio Mortgage Revenue -
              Maple Care Center (b).......................................    6.350       08/20/2006         670,400
   100,000   Forest Park, Ohio Industrial Development  Revenue -
              Kmart Corporation...........................................    6.100       04/01/2004         100,375
   425,000   Marion County, Ohio Hospital Improvement Revenue -
              Community Hospital..........................................    5.900       05/15/2004         433,500
                                                                                                         -----------
                                                                                                           1,312,400

                                        HEARTLAND SHORT DURATION HIGH-YIELD MUNICIPAL FUND
                                   SCHEDULE OF INVESTMENTS [cont'd] . JUNE 30, 1997 (Unaudited)
-----------------------------------------------------------------------------------------------------------------------------------
 PAR
AMOUNT       LONG-TERM INVESTMENTS - 98.6% [cont'd]                                           COUPON        MATURITY      VALUE
-----------------------------------------------------------------------------------------------------------------------------------
             MUNICIPAL BONDS - 98.6% [cont'd]

             OKLAHOMA - 4.4%
$2,000,000   Tulsa, Oklahoma Municipal Airport Trust -
              American Airlines, Incorporated.............................................     7.375%      12/01/2020   $ 2,142,500

             PENNSYLVANIA - 8.6%
   795,000   Clarion County, Pennsylvania Industrial Development
              Authority - Beverly Enterprises, Incorporated...............................    10.125       05/01/2007       856,613
   240,000   Lehigh County, Pennsylvania Industrial Development
              Authority - Keebler Company Project.........................................     6.050       10/01/2001       242,100
   350,000   McKean County, Pennsylvania Industrial Development
              Authority - Kmart Corporation...............................................     6.875       04/01/2004       364,875
 1,000,000   Philadelphia Hospitals & Higher Educational Facilities -
              Graduate Health System......................................................     6.900       07/01/2000     1,043,750
   125,000   Philadelphia, Pennsylvania Municipal Authority -
              Gas Works Lease Revenue.....................................................     7.625       05/01/2014       131,563
   500,000   Ridley Park, Pennsylvania Hospital Authority -
              Taylor Hospital.............................................................     6.000       12/01/2005       505,000
   500,000   Scranton-Lackawanna Health & Welfare Authority -
              Allied Services Rehabilitation Hospitals....................................     6.600       07/15/2000       511,875
   500,000   Scranton-Lackawanna Health & Welfare Authority -
              Allied Services Rehabilitation Hospitals....................................     7.125       07/15/2005       537,500
                                                                                                                        -----------
                                                                                                                          4,193,276

             RHODE ISLAND - 1.9%
   900,000   Rhode Island Housing & Mortgage Finance Corporation -
              Homeownership Opportunity (a)...............................................     8.050       04/01/2022       941,625

             TENNESSEE - 0.5%
   250,000   Roane County, Tennessee Industrial Development Board -
              Kmart Corporation...........................................................     7.250       01/15/2007       263,438

             TEXAS - 3.0%
   295,000   Alliance Airport Authority, Texas -
              American Airlines, Incorporated.............................................     7.500       12/01/2029       317,862
    80,000   Brazos River Authority Texas Pollution Control Revenue -
              Texas Utilities Electric Company............................................     8.250       01/01/2019        85,100
 1,000,000   San Antonio, Texas Health Facilities Development
              Corporation - Beverly Enterprises, Incorporated.............................     8.250       12/01/2019     1,085,000
                                                                                                                        -----------
                                                                                                                          1,487,962
             UTAH - 0.2%
   100,000   Salt Lake City, Utah Airport Revenue -
              Delta Airlines, Incorporated................................................     7.900       06/01/2017       106,125

             WISCONSIN - 0.4%
   200,000   Menomonee Falls, Wisconsin Industrial Development
              Revenue - Keebler Company Project...........................................     6.450       03/01/2004       203,500

             TOTAL MUNICIPAL BONDS (Cost $48,115,476).................................................................  $48,315,858
                                                                                                                        -----------

             TOTAL LONG-TERM INVESTMENTS (Cost $48,115,476)...........................................................  $48,315,858
                                                                                                                        -----------

                                        HEARTLAND SHORT-DURATION HIGH-YIELD MUNICIPAL FUND
                                   SCHEDULE OF INVESTMENTS [cont'd] . June 30, 1997 (Unaudited)
-----------------------------------------------------------------------------------------------------------------------------------
 PAR
AMOUNT       SHORT-TERM INVESTMENTS - 8.6%                                                        COUPON     MATURITY      VALUE
-----------------------------------------------------------------------------------------------------------------------------------
             MUNICIPAL BOND - 0.0%

             PENNSYLVANIA - 0.0%
$   15,000   Philadelphia Hospitals & Higher Educational Facilities -
              Graduate Health System..........................................................    6.500%   07/01/1997   $    15,000

             TOTAL MUNICIPAL BOND (COST $15,039)......................................................................  $    15,000
                                                                                                                        -----------
             DAILY VARIABLE RATE PUT BONDS - 8.6%

             ALABAMA - 4.7%
 2,300,000   North Alabama Environment Import Authority -
              Pollution Control Revenue.......................................................    4.100    12/01/2000   $ 2,300,000

             DELAWARE - 1.4%
   700,000   Delaware State Economic Development Authority -
              Delmarva Power & Light Company..................................................    4.200    10/01/2017       700,000

             TEXAS - 2.5%
   200,000   Texas Lone Star Airport Import Authority -
              American Airlines, Incorporated.................................................    4.100    12/01/2014       200,000
 1,000,000   Texas Sabine River Authority -
              Texas Utilities Electric Company................................................    4.050    03/01/2026     1,000,000
                                                                                                                        -----------
                                                                                                                          1,200,000

             TOTAL DAILY VARIABLE RATE PUT BONDS (COST $4,200,000)....................................................  $ 4,200,000
                                                                                                                        -----------
             TOTAL SHORT-TERM INVESTMENTS (COST $4,215,039)...........................................................  $ 4,215,000

             TOTAL INVESTMENTS (COST $52,330,515)............107.2%                                                     $52,530,858
             Liabilities, less cash and receivables.......... (7.2)                                                      (3,520,096)
                                                             -----                                                      -----------
             TOTAL NET ASSETS................................100.0%                                                     $49,010,762
                                                             =====                                                      ===========

       (a) All or a portion of security pledged to cover margin requirements for futures contracts.
       (b) When-issued security.

       The accompanying Notes to Financial Statements are an integral part of this Schedule.


                                             HEARTLAND HIGH-YIELD MUNICIPAL BOND FUND
                                       SCHEDULE OF INVESTMENTS - JUNE 30, 1997 (Unaudited)
----------------------------------------------------------------------------------------------------------------------------------
 PAR
AMOUNT     LONG-TERM INVESTMENTS - 97.7%                                                       COUPON       MATURITY      VALUE
----------------------------------------------------------------------------------------------------------------------------------
           MUNICIPAL BONDS - 97.7%

           CONNECTICUT - 3.3%
$250,000   Connecticut State Development Authority - Alzheimers
            Resource Center................................................................    7.000%      08/15/2009   $  254,062
 100,000   Connecticut State Development Authority - Alzheimers
            Resource Center................................................................    7.250       08/15/2021      101,250
                                                                                                                        ----------
                                                                                                                           355,312
           DISTRICT OF COLUMBIA - 1.0%
 100,000   District of Columbia General Obligation.........................................    6.375       06/01/2026      102,250


           FLORIDA - 6.8%
 250,000   Manatee County, Florida Housing Finance Authority - Single
            Family Mortgage................................................................    7.200       05/01/2028      275,625
 400,000   Martin County, Florida Industrial Development Authority -
            Indiantown Cogeneration Project................................................    7.875       12/15/2025      453,000
                                                                                                                        ----------
                                                                                                                           728,625
           GEORGIA - 6.0%
 325,000   Dekalb County, Georgia Housing Authority - Friendly Hills
            Apartments Project.............................................................    7.050       01/01/2039      348,969
  30,000   Savannah, Georgia Hospital Authority - Candler Hospital.........................    7.000       01/01/2011       31,275
 255,000   Savannah, Georgia Hospital Authority - Candler Hospital.........................    7.000       01/01/2023      265,200
                                                                                                                        ----------
                                                                                                                           645,444
           IDAHO - 1.0%
 100,000   Idaho Housing & Finance Association -
            Single Family Mortgage.........................................................    6.200       07/01/2028      102,125

           ILLINOIS - 12.2%
 250,000   Carol Stream, Illinois First Mortgage Revenue - Windsor
            Park Manor.....................................................................    7.000       12/01/2013      250,937
 240,000   Illinois Health Facilities Authority -
            Fairview Obligated Group.......................................................    7.125       08/15/2017      240,000
 360,000   Illinois Housing Development Authority -
            Multi-Family Housing Revenue...................................................    5.000       07/01/2025      286,200
 500,000   Robbins, Illinois Resource Recovery Revenue -
            Robbins Resource Recovery Partners.............................................    8.375       10/15/2016      520,000
                                                                                                                        ----------
                                                                                                                         1,297,137
           INDIANA - 1.0%
 100,000   Indianapolis, Indiana Airport Authority -
            Federal Express Corporation....................................................    7.100       01/15/2017      109,625

           KANSAS - 6.6%
 115,000   Lawrence, Kansas Commercial Development Revenue -
            Holiday Inn Project............................................................    8.000       07/01/2016      119,025
 105,000   Manhattan, Kansas Commercial Development Revenue -
            Holiday Inn Project............................................................    8.000       07/01/2016      108,675
 500,000   Wichita, Kansas Hospital Revenue - Riverside
            Health System..................................................................    6.125       04/01/2017      475,000
                                                                                                                        ----------
                                                                                                                           702,700
           MASSACHUSETTS - 6.7%
 345,000   Massachusetts Health & Education Facilities Authority -
            Central New England Health Alliance............................................    6.125       08/01/2013      329,906
 100,000   Massachusetts State Health & Education Facilities Authority -
            Sisters of Providence Health System............................................    6.625       11/15/2022      101,125
 185,000   Massachusetts Industrial Finance Agency - Evanswood
            Bethzatha Corporation..........................................................    8.000       01/15/2027      187,775
 100,000   Massachusetts Health & Education Facilities Authority -
            Youville Hospital..............................................................    6.000       02/15/2034      101,125
                                                                                                                        ----------
                                                                                                                           719,931


                                             HEARTLAND HIGH-YIELD MUNICIPAL BOND FUND
                                       SCHEDULE OF INVESTMENTS [cont'd] - JUNE 30, 1997 (Unaudited)
----------------------------------------------------------------------------------------------------------------------------------
 PAR
AMOUNT     LONG-TERM INVESTMENTS - 97.7% [cont'd]                                             COUPON       MATURITY      VALUE
----------------------------------------------------------------------------------------------------------------------------------
           MUNICIPAL BONDS - 97.7% [cont'd]

           MINNESOTA - 4.7%
$  500,000 Minneapolis, Minnesota Health Facilities Development
            Revenue - Community Home Program Company Project...............................    7.500%      12/01/2026  $   500,000

           MONTANA - 13.7%
 1,525,000 Montana Board of Investments - Yellowstone Energy
            Limited Partnership............................................................    7.000       12/31/2019    1,462,094

           NEW HAMPSHIRE - 4.5%
   485,000 New Hampshire Higher Education & Health Facilities
            Authority - River Woods At Exeter..............................................    6.500       03/01/2023      477,725

           NORTH DAKOTA - 4.8%
   500,000 North Dakota Housing Finance Agency -
            Single Family Mortgage (a).....................................................    5.950       07/01/2017      507,500

           OHIO - 5.0%
   460,000 Cuyahoga County, Ohio Mortgage Revenue -
            Maple Care Center (b)..........................................................    8.000       08/20/2016      537,625

           OKLAHOMA - 0.9%
   100,000 Oklahoma County Industrial Authority -
            National Benevolent Association................................................    6.150       01/01/2011      100,625

           PENNSYLVANIA - 0.2%
    15,000 Philadelphia Hospitals & Higher Education Facilities -
            Graduate Health System.........................................................    7.250       07/01/2010       16,106

           TENNESSEE - 6.6%
    65,000 Hawkins County, Tennessee Industrial Development
            Board - Kmart Corporation......................................................    7.000       01/01/2006       67,275
   630,000 Shelby County, Tennessee Health, Education & Housing
            Facilities - Winfield Village of Cordova.......................................    8.500       07/01/2026      633,938
                                                                                                                       -----------
                                                                                                                           701,213
           TEXAS - 12.7%
   100,000 Amarillo, Texas Health Facilities Corporation -
            Sears Panhandle Retirement Corporation.........................................    6.300       08/15/2005       99,750
   665,000 Danforth, Texas Health Facilities Corporation -
            Sam Houston Long Term Care Facility............................................    8.250       03/01/2027      655,025
    95,000 Lufkin, Texas Health Facilities Development Corporation -
            Memorial Health System of East Texas...........................................    6.875       02/15/2026      100,462
   510,000 Tarrant County, Texas Health Facilities Development
            Corporation - St. Joseph Long Term Care Facility...............................    8.500       05/01/2027      500,438
                                                                                                                       -----------
                                                                                                                         1,355,675

           TOTAL MUNICIPAL BONDS (COST $10,305,534)..................................................................  $10,421,712
                                                                                                                       -----------
           TOTAL LONG-TERM INVESTMENTS (COST $10,305,534)............................................................  $10,421,712
                                                                                                                       -----------

                   HEARTLAND HIGH-YIELD MUNICIPAL BOND FUND
         SCHEDULE OF INVESTMENTS [cont'd] . JUNE 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

    PAR
   AMOUNT       SHORT-TERM INVESTMENTS -- 4.7%                         COUPON        MATURITY       VALUE
----------------------------------------------------------------------------------------------------------
                DAILY VARIABLE RATE PUT BOND -- 4.7%
                DELAWARE -- 4.7%
$ 500,000       Delaware Economic Development Authority -
                  Delmarva Power & Light Company.................    4.200%      10/01/2017    $   500,000
                TOTAL DAILY VARIABLE RATE PUT BONDS (COST $500,000)..........................  $   500,000
                                                                                               ------------
                TOTAL SHORT-TERM INVESTMENTS (COST $500,000).................................  $   500,000
                                                                                               ------------
                TOTAL INVESTMENTS (COST $10,805,534)............ 102.4%                        $10,921,712

                Liabilities, less cash and receivables..........  (2.4)                           (251,532)
                                                                 ------                        ------------
                TOTAL NET ASSETS................................ 100.0%                        $10,670,180
                                                                 ======                        ============

                (a) All or a portion of security pledged to cover margin
                    requirements for futures contracts.
                (b) When-issued security.


                The accompanying Notes to Financial Statements are an integral part of this Schedule.

                     STATEMENTS OF ASSETS AND LIABILITIES
                           June 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

                                                                                  Short
                                                                                Duration
                                                                               High-Yield    High-Yield
                                                                                Municipal    Municipal
                                                                                  Fund       Bond Fund
                                                                               -----------   ----------
ASSETS:
     Investments in securities, at cost....................................    $52,330,515  $10,805,534
                                                                               ===========  ===========

     Investments in securities, at value...................................    $52,530,858  $10,921,712
     Cash..................................................................             --       44,670
     Receivable from fund shares sold......................................         80,410        5,000
     Receivable from investments sold......................................             --           --
     Accrued interest......................................................        793,222      232,216
     Variation margin on open futures contracts............................         15,626        6,250
     Deferred organization expense.........................................         21,278       21,278
     Receivable from Advisor for management fee waiver and
        expense reimbursement..............................................         45,016       25,821
                                                                               -----------   ----------
            Total Assets...................................................     53,486,410   11,256,947
                                                                               -----------   ----------
LIABILITIES:
     Payable for investments purchased.....................................      2,706,121      539,668
     Payable for fund shares redeemed......................................      1,668,013           --
     Distribution payable..................................................          6,155           --
     Payable to custodian..................................................         29,066           --
     Payable to Advisor for management fee.................................         15,656        5,473
     Payable to Advisor for deferred organization expense..................         21,278       21,278
     Accrued expenses......................................................         29,359       20,348
                                                                               -----------   ----------
            Total Liabilities..............................................      4,475,648      586,767
                                                                               -----------   ----------
TOTAL NET ASSETS...........................................................    $49,010,762  $10,670,180
                                                                               ===========  ===========

NET ASSETS CONSIST OF:
     Paid-in capital.......................................................    $48,785,298  $10,534,919
     Accumulated undistributed net realized losses on investments..........        (23,629)      (6,773)
     Net unrealized appreciation on investments............................        249,093      142,034
                                                                               -----------   ----------
TOTAL NET ASSETS...........................................................    $49,010,762  $10,670,180
                                                                               ===========  ===========
     SHARES OUTSTANDING, $.001 par value (100,000,000 shares authorized)...      4,870,608    1,049,886
                                                                               ===========  ===========
NET ASSET VALUE PER SHARE..................................................    $     10.06  $     10.16
                                                                               ===========  ===========

The accompanying Notes to Financial Statements are an integral part of these Statements.


                                   STATEMENTS OF OPERATIONS
               For the period from January 2, 1997 (commencement of operations)
                                 to June 30, 1997 (Unaudited)
---------------------------------------------------------------------------------------------
                                                                     Short
                                                                    Duration
                                                                   High-Yield      High-Yield
                                                                   Municipal       Municipal
                                                                      Fund         Bond Fund
                                                                   ----------      ----------
INVESTMENT INCOME:
     Interest............................................           $581,838        $207,308
                                                                    --------        --------
        Total investment income..........................            581,838         207,308
                                                                    --------        --------
EXPENSES:
     Management fees.....................................             39,092          18,738
     Distribution fees...................................             24,433           7,807
     Registration fees...................................             16,026           6,486
     Custodian fees......................................              4,716           2,960
     Audit fees..........................................              3,000           3,000
     Printing and communications.........................              2,920             840
     Amortization of organization expenses...............              2,365           2,365
     Directors' fees.....................................              2,516           2,148
     Transfer agent fees.................................              3,035           1,600
     Postage.............................................                600             240
     Legal fees..........................................                200             120
     Other operating expenses............................              5,227           1,652
                                                                    --------        --------
        Total expenses...................................            104,130          47,956
        Less: Management fee waiver......................            (39,092)        (18,738)
        Less: Expense reimbursement......................            (65,038)        (29,218)
                                                                    --------        --------
        Net expenses.....................................                 --              --
                                                                    --------        --------
NET INVESTMENT INCOME....................................            581,838         207,308
                                                                    --------        --------
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
     Net realized gains (losses) on:
        Securities.......................................             63,373          19,785
        Futures contracts................................            (87,002)        (26,558)
     Net increase in unrealized appreciation on:
        Securities.......................................            200,343         116,178
        Futures contracts................................             48,750          25,856
                                                                    --------        --------
TOTAL REALIZED AND UNREALIZED GAINS ON INVESTMENTS.......            225,464         135,261
                                                                    --------        --------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.....           $807,302        $342,569
                                                                    ========        ========

The accompanying Notes to Financial Statements are an integral part of these Statements.


                                    STATEMENTS OF CHANGES IN NET ASSETS
                     For the period from January 2, 1997 (commencement of operations)
                                       to June 30, 1997 (Unaudited)
----------------------------------------------------------------------------------------------------------
                                                                                Short
                                                                              Duration
                                                                             High-Yield         High-Yield
                                                                              Municipal         Municipal
                                                                                Fund            Bond Fund
                                                                             -----------       -----------
OPERATIONS:
     Net investment income................................................   $   581,838       $   207,308
     Net realized losses on investments...................................       (23,629)           (6,773)
     Net increase in unrealized appreciation on investments...............       249,093           142,034
                                                                             -----------       -----------
       Net increase in net assets resulting from operations...............       807,302           342,569
                                                                             -----------       ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
       Net investment income..............................................      (581,838)         (207,308)
                                                                             -----------       -----------
FUND SHARE ACTIVITIES:
     Proceeds from shares issued..........................................    53,333,517        11,730,694
     Reinvested dividends from net investment income......................       507,839           169,359
     Cost of shares redeemed..............................................    (5,056,058)       (1,365,134)
                                                                             -----------       -----------
       Net increase in net assets derived from Fund share activities......    48,785,298        10,534,919
                                                                             -----------       -----------

TOTAL INCREASE IN NET ASSETS..............................................    49,010,762        10,670,180
NET ASSETS AT THE BEGINNING OF THE PERIOD.................................            --                --
NET ASSETS AT THE END OF THE PERIOD.......................................   $49,010,762       $10,670,180
                                                                             ===========       ===========



                                                FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------------------------------------------
                                                                          Short Duration
                                                                            High-Yield                High-Yield
                                                                             Municipal                 Municipal
                                                                               Fund                    Bond Fund
                                                                         Jan. 2, 1997/1/            Jan 2, 1997/1/
                                                                         to June 30, 1997          to June 30, 1997
                                                                            (Unaudited)               (Unaudited)
                                                                         -----------------         ----------------
Per Share Data
Net asset value, beginning of period...........................              $ 10.00                   $ 10.00
Income from investment operations:
   Net investment income.......................................                 0.28                      0.32
   Net realized and unrealized gains on investments............                 0.06                      0.16
                                                                         -----------               -----------
    Total income from investment operations....................                 0.34                      0.48
Less distributions from:
   Net investment income.......................................                (0.28)                    (0.32)
                                                                         -----------               -----------

    Total distributions........................................                (0.28)                    (0.32)
Net asset value, end of period.................................              $ 10.06                   $ 10.16
                                                                         ===========               ===========


Total Return/2/................................................                  3.5%                      4.8%
Ratio and Supplemental Data
   Net assets, end of period (in thousands)....................              $49,011                   $10,670
   Ratio of net expenses to average net assets.................                 0.00%/3/ /4/              0.00%/3/ /4/
   Ratio of net investment income to average net assets........                 4.97%/3/ /4/              6.12%/3/ /4/
   Portfolio turnover rate.....................................                   82%                       75%

/1/ Commencement of operations.
/2/ Not annualized.
/3/ Annualized.
/4/ If there had been no management fee waiver or expense reimbursement by the Advisor, the ratio of net expenses to average net assets would have been 0.89% for the Short Duration High-Yield Municipal Fund and 1.42% for the High-Yield Municipal Bond Fund and the ratio of net investment income to average net assets would have been 4.08% and 4.70%, respectively.

The accompanying Notes to Financial Statements are an integral part of these Statements.

           NOTES TO FINANCIAL STATEMENTS . June 30, 1997 (Unaudited)
--------------------------------------------------------------------------------
(1)  Organization

     The Heartland Group, Inc. (the "Corporation") is registered as a diversified open-end management company under the Investment Company Act of 1940. The Short Duration High-Yield Municipal Fund and the High-Yield Municipal Bond Fund (the "Funds") are two of the nine series of funds issued by the Corporation at June 30, 1997.


(2)  Summary of Significant Accounting Policies

     The following is a summary of significant accounting policies followed by the Funds in the preparation of the financial statements:

     (a) Debt securities are stated at fair value as furnished by independent pricing services based primarily upon information concerning market transactions and dealer quotations for similar securities or by dealers who make markets in such securities. Debt securities having maturities of 60 days or less may be valued at acquisition cost, plus or minus any amortized discount or premium. Securities and other assets for which quotations are not readily available are valued at their fair value using methods determined by the Board of Directors.

     (b) The Funds' policy is to comply with the requirements of the Internal Revenue Code which are applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders. The Fund accordingly paid no Federal income taxes, and no Federal income tax provision is required.

     (c) Net investment income is distributed to each shareholder as a dividend. Dividends are declared daily and distributed monthly and are recorded by the Funds on the ex-dividend date. Net realized gains on investments, if any, are distributed annually.

     (d) The Funds record security and shareholder transactions no later than the first business day after the trade date. Net realized gains and losses on investments are computed on the identified cost basis. Interest income is recognized on an accrual basis. The Funds amortize premium and accrete original issue discount on investments utilizing the effective interest method.

     (e) The Funds may enter into futures contracts for hedging purposes, such as to protect against anticipated declines in the market value of their portfolio securities or to manage exposure to changing interest rates. Upon entering into a futures contract, a Fund pledges to the broker securities equal to the minimum "initial margin" requirements of the exchange. Additionally, the Fund receives from or pays to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as "variation margin," and are recorded by the Fund as unrealized gains or losses. When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

          The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statements of Assets and Liabilities. The predominant risk is that the movement of the futures contract's price may result in a loss which could render a portfolio's hedging strategy unsuccessful.

          The Funds had the following open futures contracts at June 30, 1997:

Short Duration High-Yield Municipal Fund

                       Number           Expiration         Unrealized
Type                of Contracts           Date           Appreciation
----                ------------           ----           ------------
Municipal Bond Index     (50)           Sept. 1997           $48,750


High-Yield Municipal Bond Fund

                       Number           Expiration         Unrealized
Type                of Contracts           Date           Appreciation
----                ------------           ----           ------------
Municipal Bond Index     (20)           Sept. 1997           $25,856


(f) The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from the estimates.

(3)  Investment Management Fees and Transactions with Related Parties

     The Funds have management agreements with Heartland Advisors, Inc. (the "Advisor") to serve as investment advisor and manager. Under the terms of the agreements, the Short Duration High-Yield Municipal Fund pays the Advisor a monthly management fee at the annual rate of .40% of the daily net asset value of the Fund and the High-Yield Municipal Bond Fund pays the Advisor a monthly management fee at the annual rate of .60% of the daily net asset value of the Fund.

     The Funds have adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Distributor is Heartland Advisors, Inc. (the "Distributor"). The Plan requires the Funds to pay to the Distributor a quarterly distribution fee on an annual basis up to .25% of their daily net assets.

     The Advisor has voluntarily committed to waive the entire management and Rule 12b-1 fees and to reimburse all other expenses for the Funds for the fiscal year ending December 31, 1997. As a result, the Funds did not incur any operating expenses for the period ended June 30, 1997. Effective January 1, 1998, the Advisor will begin to reduce the amount of this waiver and reimbursement each month by 0.15% on an annualized basis, but will voluntarily reimburse the Funds to the extent that annual total fund operating expenses would exceed 0.75% for the Short Duration High-Yield Municipal Fund and 0.95% for the High-Yield Municipal Bond Fund.

     Officers and certain directors of the Corporation are also officers and/or directors of Heartland Advisors, Inc.; however, they receive no compensation from the Funds.

     As permitted under Rule 10f-3 of the Investment Company Act of 1940, the Board of Directors of the Corporation has adopted a plan which will allow the Funds, under certain conditions described in the Rule, to acquire newly-issued securities from syndicates in which the Distributor is a member.


(4)  Deferred Organization Expenses

     Organization expenses have been deferred and are being amortized on a straight-line basis over sixty months. Payments for these expenses were advanced by the Advisor, who will be reimbursed by the Funds over the same period. The proceeds of any redemption of the initial shares by the original shareholders will be reduced by a pro-rata portion of any then unamortized expenses. Unamortized deferred organizational expenses and the related payable to the Advisor at June 30, 1997, were $21,278 for each Fund. Reimbursement to the Advisor of these amounts by the Funds will be subject to the expense limitations and reimbursements in effect for the Funds at the time.


(5)  Investment Transactions

     During the period ended June 30, 1997, purchases and sales of securities, other than short-term obligations, were as follows (in thousands):

                                                        Short Duration       High-Yield
                                                          High-Yield          Municipal
                                                        Municipal Fund        Bond Fund
                                                        --------------        ---------
     Purchases                                              $64,635            $14,497
     Proceeds from sales                                     15,644              4,150

     At June 30, 1997, the gross unrealized appreciation and depreciation on securities for tax purposes were as follows (in thousands):

                                                        Short Duration       High-Yield
                                                          High-Yield          Municipal
                                                        Municipal Fund        Bond Fund
                                                        --------------        ---------
     Appreciation                                           $   256            $   125
     Depreciation                                               (56)                (9)
                                                        --------------        ---------

                                                            $   200            $   116
                                                        ==============        =========


     Cost of investments is substantially the same for financial reporting purposes and federal income tax purposes.

(6)  Fund Share Transactions

     For the period ended June 30, 1997, Fund share transactions were as follows:


                                                        Short Duration       High-Yield
                                                          High-Yield         Municipal
                                                        Municipal Fund       Bond Fund
                                                        --------------      -----------
     Shares issued                                        5,323,534          1,167,931
     Reinvested dividends from
      net investment income                                  51,253             16,979
     Shares redeemed                                       (504,179)          (135,024)
                                                        --------------      -----------
     Net increase in Fund shares                          4,870,608          1,049,886
                                                        ==============      ===========

Dear Investor

We are here to help you meet your investment needs.

If you have a question, please call Heartland Shareholder Services. We're confident you'll find our representatives to be knowledgeable and responsive.

[Photo of Heartland Shareholder Services Representative]

1-800-432-7856







[Logo] Heartland Funds
------------------------
AMERICA'S VALUE INVESTOR

                         The Heartland Family of Funds

                           Small Cap Contrarian Fund

                                  Value Fund
                       (closed to new investors 7/1/95)

                              Mid Cap Value Fund

                             Large Cap Value Fund

                                Value Plus Fund

                        U.S. Government Securities Fund

                            Wisconsin Tax Free Fund

                           Short Duration High-Yield
                                Municipal Fund        NEW

                             High-Yield Municipal
                                   Bond Fund          NEW

                           Portico Money Market Fund

                            [Logo] Heartland Funds
                           AMERICA'S VALUE INVESTOR

                                1-800-432-7856


These are not recommendations to buy or sell the securities discussed, but rather illustrations of our value investment strategy. Statements regarding particular securities represent the portfolio manager's views when made and are subject to change at any time based on market and other considerations. Complete portfolios for the Funds will be included in the Annual and Semi-Annual Reports to Shareholders.

The performance data quoted represents past performance. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

This material may only be used when preceded or accompanied by the Funds' prospectus. Please call for a prospectus if you would like more complete information, including charges and expenses, for any Heartland fund. Read it carefully before you invest. Heartland Advisors, Inc., distributor. Member SIPC/NASD.

                            [Logo] Heartland Funds
                           America's Value Investor


                                 Value Report


                              Second Quarter 1997


                           Notes on value investing
                        for investors in the Heartland
                            Wisconsin Tax Free Fund


                              Semi-Annual Report
                                to Shareholders

Value Report

[PHOTO OF PAT RETZER]


Dear Wisconsin Investor


After a rough first quarter, the bond market appeared to regain its footing in the second quarter, on its way to what we believe will be a good year for bond investors. In the second quarter of 1997, the Fund's share price rose from $10.03 to $10.24, while paying dividends of $.13 per share. Dividends were 100% exempt from both Wisconsin and federal income tax.*

Our outlook for the bond market is favorable. The economy has shown signs of slowing, inflation remains in check, and the dollar is firm. In addition, after raising rates in March, the Federal Reserve elected to stand pat at both its May and July meetings.

On the income tax front, the President and both houses of Congress have floated their tax-cut proposals. In our view, none of the plans offer much in the way of substantive relief for middle and higher bracket taxpayers.

Thus, given our positive expectations for the bond market, and little or no income tax relief in sight, we believe our Fund continues to offer an excellent investment opportunity. As always, we will use our knowledge of the Wisconsin municipal market, and our size advantage over other Wisconsin tax-free funds, to find what we view as attractive issues and take meaningful positions.

Thank you for your continued support.

                           Sincerely,

                           Patrick J. Retzer, CPA
                           Portfolio Manager

August, 1997



*For certain investors, a portion of the Fund's income may be subject to the alternative minimum tax.

                                                                    Value Report

INVESTMENT PERFORMANCE


Heartland Wisconsin Tax Free Fund

JUNE YIELD............................................................  5.1%
SEC yield annualized for the 30 days ending 6/30/97.

EQUIVALENT TAXABLE YIELD..............................................  9.0%/1/


AVERAGE ANNUAL RETURNS AS OF 6/30/97


                                                                Since inception
                                       YTD/2/  1-year   5-year       4/3/92
Heartland Wisconsin Tax Free Fund       3.4%    8.3%     6.2%         6.4%

/1/Based on a combined Wisconsin tax rate of 6.9% and a federal rate of 39.6%, adjusted to reflect the deductibility of state taxes. /2/Not annualized.

WE BELIEVE YOUR FUND OFFERS COMPELLING VALUE TODAY.

Consider its advantages over the other Wisconsin tax-free funds.

 . It is the only no-load -- so your entire investment works for you.
 . It is the largest -- enjoying major buying power in the Wisconsin market.
 . It is the most broadly diversified -- which helps enhance opportunity and reduce risk.
 . It has the highest proportion of Wisconsin bonds -- investments where
  Heartland Advisors' grasp of the state's economy can make an important difference.
 . We invite you to compare its current yield to that of any similar investment.


All statistics are as of June 30, 1997.

V A L U E   R E P O R T

Heartland Wisconsin Tax Free Fund

WRIGHTSTOWN: THE RIGHT STUFF

During the second quarter, with yields on municipals running at relatively low levels, we focused on smaller, non-rated issues that offered more attractive yields and, we believe, solid credit quality.

One such security was issued by the Community Development Authority (CDA) of the Village of Wrightstown. These bonds are intended to finance the purchase and improvement of property for Phase I of a planned 115-acre industrial park in Wrightstown.

Located in the heart of the Fox River Valley, between Green Bay and Appleton, Wrightstown appears ideally situated for companies looking to serve these two cities. Phase I of the Park comprises thirty acres. On nine of those acres, one company has begun construction of a 50,000 square-foot plant for converting paper. Another paper company has offered to purchase the remaining twenty-one acres. Moreover, the CDA has received purchase inquiries on portions of the park's Phase II.

To us, the park's location, the Village's presence on the lease and the very strong interest in occupancy represented a solid investment opportunity. And because this issue was small and non-rated, it offered double tax-free yields as high as 6.08%.

On June 30, 1997, the Fund's Wrighstown Community Development Authority bonds-- 5.95% due 6/1/14 and 6.0% due 6/1/19--were respectively valued at $200,250 and $598,500, representing 0.2% and 0.5%, respectively, of the Fund's net assets.

                                                         V A L U E   R E P O R T

Heartland Wisconsin Tax Free Fund

OBJECTIVE
The Heartland Wisconsin Tax Free Fund seeks a high level of current income that is exempt from federal and Wisconsin personal income taxes. It invests chiefly in tax-exempt municipal securities issued by qualified entities such as municipalities, agencies and authorities.

FUND FACTS

Current yield..........................5.1%     Number of holdings...................218
June SEC yield annualized                       Weighted average maturity......19.3 yrs.
for the 30 days ending 6/30/97.                 Weighted average duration......11.1 yrs.
Sales commission.......................None     Inception.........................4/3/92
Net assets......................$125.4 mil.     Share price.......................$10.24

AVERAGE ANNUAL RETURNS

                               YTD                               Since inception
                            6/30/97 /1/    1-year     5-year         4/3/92
Heartland
Wisconsin Tax Free Fund        3.4%         8.3%       6.2%            6.4%
Lehman 20-Year
Municipal Bond Index           3.6          9.4        7.9             8.2

/1/Not annualized. The Lehman 20-Year Municipal Bond Index is an unmanaged index of certain investment grade municipal securities with maturities between 17 and 22 years, and is not limited to investments that are exempt from Wisconsin state income tax. Moreover, unlike a mutual fund, it has no operating expenses; its returns reflect this inherent advantage.

TOP 5 HOLDINGS                                   COUPON     MATURITY     % OF NET ASSETS
Milw. RDA - WI Ave./M. L. King Jr. Dr.............5.5%      09/2012           8.8%
Wisconsin Center - Rev. Bnds. - Pub. Imp..........5.7       12/2020           7.7
SE WI Professional Baseball Park Dist.............5.8       12/2021           3.0
Guam Power Authority - Series A...................6.3       10/2012           2.8
Milwaukee RDA - Multifamily Revenue...............6.3       08/2038           2.6

PORTFOLIO COMPOSITION

[graphic - A pie chart displays categories of the Heartland Wisconsin Tax Free Fund's portfolio as of 6/30/97: housing at 42.4%; cash & equivalents at 1.5%; education at 19.4%; public facility at 12.0%; other at 24.7%. Other is further broken down as follows: industrial dev. at 11.1%; G.O. state at 5.0%; utilities at 4.4%; transportation at 3.3%; health care at 0.9%.]

All statistics are as of June 30, 1997.

VALUE REPORT

The Value of Double Tax-Free Income

As you can see below, the Heartland Wisconsin Tax Free Fund is designed to produce income you can keep. And the higher your federal income tax bracket, the more benefit you realize from double tax-free investing.


THE VALUE OF DOUBLE TAX-FREE INCOME

Federal Rate                             28.0%      31.0%      36.0%      39.6%

Maximum Effective Federal Rate/1/        29.4       32.6       37.8       41.6

Wisconsin Tax Rate                        6.9        6.9        6.9        6.9

Maximum Effective Combined Rate/2/       34.3       37.2       42.1       45.6

HYPOTHETICAL TAX FREE YIELD                  EQUIVALENT TAXABLE YIELDS

        5.0%                              7.6%       8.0%       8.6%       9.2%

This chart is for illustrative purposes only, and is not intended to predict actual yields. /1/Based on federal rates as adjusted for phase-out of itemized deductions and personal exemptions. /2/Based on the Wisconsin rate and the maximum effective federal rate, adjusted to reflect the deductibility of state taxes.


    If you wish to make an additional investment, use the reinvestment slip and postage-paid envelope we have enclosed for your convenience.

                       HEARTLAND WISCONSIN TAX FREE FUND
                  SCHEDULE OF INVESTMENTS . June 30, 1997 (Unaudited)

----------------------------------------------------------------------------------------------------------------------------
   PAR
  AMOUNT      MUNICIPAL BONDS -- 98.5%                                                COUPON       MATURITY          VALUE
----------------------------------------------------------------------------------------------------------------------------
              WISCONSIN -- 84.7%
$   20,000    Amery, WI Housing Authority - Revenue Bonds..........................   7.375%      05/01/2005      $   21,150
   300,000    Appleton, WI Housing Authority - Industrial Park.....................   6.500       10/01/2016         299,625
 1,390,000    Appleton, WI Housing Authority - Industrial Park.....................   6.750       10/01/2026       1,388,263
   125,000    Barron, WI Housing Authority - Maplecroft Project....................   0.000       10/01/2004          83,750
   130,000    Barron, WI Housing Authority - Maplecroft Project....................   0.000       10/01/2008          67,763
    35,000    Barron, WI Housing Authority - Maplecroft Project....................   0.000       10/01/2005          22,094
   520,000    Barron, WI Housing Authority - Maplecroft Project....................   5.375       10/01/2011         505,700
   130,000    Barron, WI Housing Authority - Maplecroft Project....................   0.000       10/01/2006          76,863
    85,000    Barron, WI Housing Authority - Maplecroft Project....................   0.000       10/01/2007          47,175
 1,000,000    Bristol, WI Community Development Authority..........................   6.125       03/01/2012       1,013,750
 3,155,000    Brown County, WI Housing Authority - R.P. Terrace....................   6.500       06/01/2019       3,253,594
    75,000    Dane County, WI Housing Authority - Forest Harbor Apts................  5.950       07/01/2013          75,938
    25,000    Dane County, WI Housing Authority - Forest Harbor Apts...............   6.000       07/01/2014          25,625
   435,000    Deforest, WI Redev. Auth. - Lease Revenue Bonds......................   6.250       02/01/2018         449,138
   265,000    Deforest, WI Redev. Auth. - Lease Revenue Bonds......................   6.200       02/01/2014         275,269
   685,000    Eau Claire, WI Housing Auth. - London Hill...........................   6.250       05/01/2015         693,563
   550,000    Elkhart Lake, WI Community Development Authority.....................   6.000       04/01/2015         552,750
   205,000    Evansville, WI Housing Authority - Baker Block Project...............   5.750       12/01/2016         203,975
   250,000    Franklin, WI Community Development Authority.........................   6.150       04/01/2012         253,438
   890,000    Franklin, WI Community Development Authority.........................   6.100       04/01/2010         910,025
 1,000,000    Franklin, WI Community Development Authority.........................   6.050       04/01/2008       1,028,750
   250,000    Franklin, WI Community Development Authority.........................   5.850       04/01/2006         256,563
    10,000    Franklin, WI Community Development Authority.........................   5.400       04/01/2003          10,000
 3,000,000    Green Bay, WI Housing Authority - Pheasant Run Project...............   6.500       09/01/2019       3,067,500
   200,000    Hartford, WI Community Development Authority.........................   5.800       12/01/2005         209,250
   100,000    Hartford, WI Community Development Authority.........................   5.450       12/01/2002         103,250
   210,000    Hartford, WI Community Development Authority.........................   6.000       12/01/2007         218,663
   225,000    Hartford, WI Community Development Authority.........................   6.100       12/01/2008         235,688
    10,000    Hudson, WI Christian Community Home..................................   8.000       07/01/2005          10,000
    75,000    Hudson, WI Christian Community Home..................................   6.800       05/01/2009          75,844
    65,000    Hudson, WI Christian Community Home..................................   6.900       05/01/2010          65,813
   250,000    Hudson, WI Christian Community Home..................................   7.000       05/01/2023         252,188
    55,000    Hudson, WI Christian Community Home..................................   6.700       05/01/2008          55,619
   390,000    Jackson, WI Community Development Authority..........................   7.000       12/01/2013         419,738
   500,000    Jackson, WI Community Development Authority..........................   7.000       12/01/2017         539,375
   515,000    Jackson, WI Community Development Authority..........................   7.000       12/01/2016         552,338
   430,000    Jackson, WI Community Development Authority..........................   7.000       12/01/2014         465,475
   345,000    Jackson, WI Community Development Authority..........................   7.000       12/01/2015         373,463
   350,000    Jackson, WI Community Development Authority..........................   7.000       12/01/2012         378,438
   285,000    Jackson, WI Community Development Authority..........................   6.900       12/01/2010         308,869
   180,000    Jackson, WI Community Development Authority..........................   6.700       12/01/2008         195,300
   105,000    Jackson, WI Community Development Authority..........................   6.600       12/01/2007         113,663
   160,000    Jackson, WI Community Development Authority..........................   6.500       12/01/2006         173,200
   260,000    Jackson, WI Community Development Authority..........................   6.800       12/01/2009         282,100
 1,760,000    La Crosse, WI Housing Authority - Forest Park Project................   6.375       12/01/2018       1,779,800
 1,100,000    La Crosse, WI Housing Authority - Ping Manor Project.................   6.375       04/01/2012       1,123,375
   800,000    La Crosse, WI Housing Authority - Ping Manor Project.................   6.000       04/01/2005         807,000
   350,000    La Crosse, WI Housing Authority - Washburn...........................   6.500       10/01/2026         353,063
   100,000    Little Chute, WI  Community Development Authority....................   5.625       03/01/2019         100,625
   305,000    Madison, WI CDA - Dempsey Manor Project..............................   6.400       10/01/2018         309,575
   160,000    Madison, WI CDA - Dempsey Manor Project..............................   6.650       10/01/2025         160,800
 1,435,000    Madison, WI CDA - Edgewood College...................................   6.250       04/01/2014       1,476,256
    95,000    Madison, WI CDA - Greentree Project - Series A.......................   7.300       09/01/2032          96,781
 1,000,000    Madison, WI CDA - Meriter Retirement Project.........................   6.125       12/01/2019       1,053,750
    45,000    Madison, WI CDA - Monticello Apartments Project......................   7.125       04/01/2009          46,294
   200,000    Madison, WI CDA - Second Mortgage - Revenue Bonds....................   5.875       07/01/2016         204,750
   100,000    Marinette, WI Housing Authority - Multifamily - Series A.............   6.750       02/01/2024         103,625
   165,000    Markesan, WI CDA - Elderly Housing Revenue Bonds.....................   6.750       10/01/2009         168,506
   190,000    Markesan, WI CDA - Elderly Housing Revenue Bonds.....................   6.900       10/01/2011         194,988
   100,000    Menomonee Falls, WI CDA - Village Square Project.....................   5.200       09/01/2009          94,250

                       HEARTLAND WISCONSIN TAX FREE FUND
         SCHEDULE OF INVESTMENTS (cont'd) . June 30, 1997 (Unaudited)
-----------------------------------------------------------------------------------------------------------------------------------
     PAR
   AMOUNT          MUNICIPAL BONDS--98.5% (cont'd)                                     COUPON            MATURITY            Value
-----------------------------------------------------------------------------------------------------------------------------------

                   WISCONSIN--84.7% [cont'd]
$   950,000        Menomonee Falls, WI CDA - Village Square Project.................... 5.350%         09/01/2016       $    876,375
    215,000        Milwaukee, WI Housing Authority - Blatz Apartments.................. 7.500          12/01/2028            222,794
     50,000        Milwaukee, WI New Public Housing Authority.......................... 5.000          09/01/2010             49,125
    100,000        Milwaukee, WI Redevelopment Auth. - Campus Town..................... 5.550          11/01/2012            100,750
  3,000,000        Milwaukee, WI Redevelopment Auth. - Campus Town..................... 5.700          11/01/2018          3,037,500
     55,000        Milwaukee, WI Redevelopment Auth. - Dynapro, Inc.................... 5.300          12/01/2007             55,344
     65,000        Milwaukee, WI Redevelopment Auth. - Dynapro, Inc.................... 5.350          12/01/2008             65,406
     55,000        Milwaukee, WI Redevelopment Auth. - Dynapro, Inc.................... 5.400          12/01/2010             54,794
    225,000        Milwaukee, WI Redevelopment Auth. - Dynapro, Inc.................... 5.500          12/01/2013            221,063
  1,955,000        Milwaukee, WI Redevelopment Authority - MSOE........................ 6.000          10/01/2017          1,976,994
  1,385,000        Milwaukee, WI Redevelopment Authority - MSOE........................ 6.000          10/01/2017          1,397,119
  3,250,000        Milwaukee, WI Redevelopment Auth. - Multifamily..................... 6.300          08/01/2038          3,266,250
    500,000        Milwaukee, WI Redevelopment Auth. - Schlitz Park II................. 5.000          01/01/2015            504,375
     10,000        Milwaukee, WI Redevelopment Auth. - School Improve.................. 0.000          03/01/2004              6,700
  1,755,000        Milwaukee, WI Re. Auth. - Wisc. Ave/M.L. King, Jr. Dr............... 5.600          09/01/2009          1,792,294
 11,000,000        Milwaukee, WI Re. Auth. - Wisc. Ave/M.L. King, Jr. Dr............... 5.500          09/01/2012         11,041,250
  1,705,000        Milwaukee, WI Re. Auth. - Wisc. Ave/M.L. King, Jr. Dr............... 5.600          03/01/2009          1,741,231
  1,300,000        Milwaukee, WI Re. Auth. - Wisc. Ave/M.L. King, Jr. Dr............... 5.500          03/01/2008          1,327,625
    650,000        New Berlin, WI Housing Authority - Apple Glen....................... 6.700          11/01/2020            684,125
  1,210,000        New Berlin, WI Housing Authority - Apple Glen....................... 6.700          11/01/2017          1,273,525
     65,000        New Berlin, WI Housing Authority - Apple Glen....................... 0.000          11/01/2007             35,913
     70,000        New Berlin, WI Housing Authority - Apple Glen....................... 0.000          05/01/2010             33,075
     65,000        New Berlin, WI Housing Authority - Apple Glen....................... 0.000          11/01/2009             31,688
     70,000        New Berlin, WI Housing Authority - Apple Glen....................... 0.000          05/01/2009             35,088
     70,000        New Berlin, WI Housing Authority - Apple Glen....................... 0.000          05/01/2005             45,150
     70,000        New Berlin, WI Housing Authority - Apple Glen....................... 0.000          05/01/2007             39,813
     65,000        New Berlin, WI Housing Authority - Apple Glen....................... 0.000          11/01/2004             43,469
     65,000        New Berlin, WI Housing Authority - Apple Glen....................... 0.000          11/01/2006             38,269
     65,000        New Berlin, WI Housing Authority - Apple Glen....................... 0.000          11/01/2003             46,231
     65,000        New Berlin, WI Housing Authority - Apple Glen....................... 0.000          11/01/2005             40,788
     70,000        New Berlin, WI Housing Authority - Apple Glen....................... 0.000          05/01/2006             42,350
    165,000        New Berlin, WI Housing Authority - Pinewood Creek................... 6.800          11/01/2012            167,063
    190,000        New Berlin, WI Housing Authority - Pinewood Creek................... 6.900          11/01/2014            198,075
    135,000        New Berlin, WI Housing Authority - Pinewood Creek................... 6.900          05/01/2014            136,688
    165,000        New Berlin, WI Housing Authority - Pinewood Creek................... 6.850          11/01/2013            175,313
    160,000        New Berlin, WI Housing Authority - Pinewood Creek................... 6.850          05/01/2013            162,000
    105,000        New Berlin, WI Housing Authority - Pinewood Creek................... 6.500          05/01/2009            105,263
    155,000        New Berlin, WI Housing Authority - Pinewood Creek................... 6.700          11/01/2011            156,356
    150,000        New Berlin, WI Housing Authority - Pinewood Creek................... 6.700          05/01/2011            151,313
    125,000        New Berlin, WI Housing Authority - Pinewood Creek................... 6.600          05/01/2010            131,563
    125,000        New Berlin, WI Housing Authority - Pinewood Creek................... 6.400          11/01/2008            125,313
    125,000        New Berlin, WI Housing Authority - Pinewood Creek................... 6.400          05/01/2008            125,313
  1,015,000        New Berlin, WI Housing Authority - Pinewood Creek................... 7.125          05/01/2024          1,063,213
     80,000        Oak Creek, WI Housing Authority - Country Oaks II................... 6.000          08/01/2010             80,300
  2,980,000        Oak Creek, WI Housing Authority - Country Oaks II................... 6.300          08/01/2028          3,084,300
  1,440,000        Oak Creek, WI Housing Authority - Country Oaks II................... 6.200          08/01/2017          1,445,400
     10,000        Oak Creek, WI Housing Authority - Multifamily....................... 7.750          03/01/2031             10,388
    125,000        Oak Creek, WI Housing Authority - Wood Creek........................ 0.000          01/20/2013             49,375
  2,130,000        Oak Creek, WI Housing Authority - Wood Creek........................ 5.625          07/20/2029          2,082,075
  1,000,000        Oak Creek, WI Housing Authority - Wood Creek........................ 5.500          07/20/2019            978,750
     60,000        Oak Creek, WI Housing Authority - Wood Creek........................ 0.000          01/20/2014             22,125
    125,000        Oak Creek, WI Housing Authority - Wood Creek........................ 0.000          07/20/2013             47,500
     65,000        Oak Creek, WI Housing Authority - Wood Creek........................ 0.000          01/20/2012             27,219
    125,000        Oak Creek, WI Housing Authority - Wood Creek........................ 0.000          07/20/2011             54,375
    125,000        Oak Creek, WI Housing Authority - Wood Creek........................ 0.000          01/20/2011             55,938
     35,000        Oak Creek, WI Housing Authority - Wood Creek........................ 0.000          01/20/2010             16,713
     50,000        Oak Creek, WI Housing Authority - Wood Creek........................ 0.000          07/20/2007             28,125
    100,000        Oak Creek, WI Housing Authority - Wood Creek........................27.750          07/20/1998            123,153
    335,000        Omro, WI CDA - Revenue Bonds........................................ 5.875          12/01/2011            347,563
     50,000        Omro, WI CDA - Revenue Bonds........................................ 5.750          12/01/2006             52,563



                             HEARTLAND WISCONSIN TAX FREE FUND
         SCHEDULE OF INVESTMENTS (cont'd) . June 30, 1997 (Unaudited)
-----------------------------------------------------------------------------------------------------------------------------------
    PAR
  AMOUNT            MUNICIPAL BONDS--98.5% (cont'd)                                    COUPON            MATURITY         Value
-----------------------------------------------------------------------------------------------------------------------------------
                   WISCONSIN-84.7% [cont'd]
$  200,000         Outagamie, WI Housing Authority - First Mortgage.................... 5.000%         11/15/2003      $  196,000
    10,000         Racine, WI Elderly Housing Authority - Lincoln Lutheran............. 7.150          10/01/2005          10,000
     5,000         Racine, WI Elderly Housing Authority - Lincoln Lutheran............. 7.100          10/01/2004           5,000
    50,000         Reedsville, WI - New Public Housing Authority....................... 5.125          04/01/2011          49,500
   170,000         Schofield, WI CDA - Lease Revenue................................... 6.000          10/01/2012         172,763
   500,000         Schofield, WI CDA - Lease Revenue................................... 6.200          10/01/2017         506,875
 3,700,000         SE WI Professional Baseball Park District........................... 5.750          12/15/2021       3,737,000
 1,000,000         SE WI Professional Baseball Park District........................... 5.700          12/15/2017       1,010,000
   315,000         Sheboygan, WI Housing Authority - Multifamily Housing............... 6.900          02/01/2024         324,056
   125,000         Sheboygan, WI Housing Authority - Rocky Knoll Project............... 5.300          12/01/2016         118,750
   175,000         Sheboygan, WI Housing Authority - Rocky Knoll Project............... 5.250          12/01/2013         164,500
    35,000         Slinger, WI Redevelopment Auth. Lease Revenue....................... 5.800          09/01/2007          35,569
    95,000         Slinger, WI Redevelopment Auth. Lease Revenue....................... 5.850          09/01/2008          96,544
   540,000         Slinger, WI Redevelopment Auth. Lease Revenue....................... 6.250          09/01/2017         550,125
   560,000         Stevens Point, WI CDA - Mrtge. Refunding - Edgewater................ 6.625          09/01/2009         586,600
   100,000         Stevens Point, WI CDA - Mrtge. Refunding - Edgewater................ 6.500          09/01/2006         105,500
   435,000         Sturtevant, WI CDA - Redevelopment Lease............................ 5.700          12/01/2009         439,894
   375,000         Sturtevant, WI CDA - Redevelopment Lease............................ 5.800          12/01/2010         380,156
   200,000         Sturtevant, WI CDA - Redevelopment Lease............................ 5.900          12/01/2011         202,750
 1,000,000         Sturtevant, WI CDA - Redevelopment Lease............................ 6.000          12/01/2015       1,018,750
   200,000         Sturtevant, WI CDA - Redevelopment Lease............................ 6.500          12/01/2015         210,250
 1,190,000         St. Croix Falls, WI CDA Lease Revenue............................... 6.400          12/01/2014       1,218,263
   115,000         St. Croix Falls, WI CDA Lease Revenue............................... 6.000          12/01/2007         118,163
   105,000         St. Croix Falls, WI CDA Lease Revenue............................... 5.900          12/01/2006         107,625
   310,000         Superior, WI  Housing Authority - St. Francis Project............... 6.000          01/20/2022         315,425
   305,000         Superior, WI  RA - Superior Memorial Hospital Mortgage.............. 5.700          05/01/2009         313,388
   195,000         Sussex, WI  CDA - Revenue Bond...................................... 5.700          04/01/2007         196,950
 1,900,000         Sussex, WI  CDA - Revenue Bond...................................... 6.100          04/01/2015       1,930,875
   270,000         Two Rivers, WI CDA - Arch Forest Project............................ 6.350          12/15/2012         271,013
   500,000         Waukesha, WI HA - Multifamily - Brookfield Woods.................... 6.750          12/01/2034         506,250
     5,000         Waukesha, WI HA - Multifamily - Summit Woods........................ 7.375          12/01/2024           5,000
   405,000         Waukesha, WI HA - Multifamily - The Court Apartments................ 5.800          04/01/2025         405,506
    10,000         Waukesha, WI HA - Multifamily - The Court Apartments................ 6.300          12/01/2013          10,000
 1,000,000         Waukesha, WI HA - Multifamily - The Court Apartments................ 6.000          04/01/2036         937,500
 1,000,000         Waukesha, WI HA - Westgrove Woods - A............................... 6.000          12/01/2031       1,007,500
   715,000         Waukesha, WI HA - Westgrove Woods - C............................... 6.750          02/01/2027         715,894
     5,000         Waukesha, WI RA - Barstow Associates................................ 4.875          08/01/2010           5,000
    95,000         Waupaca, WI CDA - Series A.......................................... 6.100          10/01/2008          97,731
   100,000         Waupaca, WI CDA - Series A.......................................... 6.200          10/01/2010         102,625
   110,000         Waupaca, WI CDA - Series A.......................................... 6.200          10/01/2011         112,475
   120,000         Waupaca, WI CDA - Series A.......................................... 6.200          10/01/2012         122,250
   100,000         Waupaca, WI CDA - Series A.......................................... 6.100          10/01/2009         102,500
   105,000         Wauwatosa, WI HA - Hawthorne Terrace Project........................ 0.000          05/01/2010          49,350
   105,000         Wauwatosa, WI HA - Hawthorne Terrace Project........................ 0.000          05/01/2009          52,631
   100,000         Wauwatosa, WI HA - Hawthorne Terrace Project........................ 0.000          11/01/2009          48,750
 1,060,000         Wauwatosa, WI HA - Hawthorne Terrace Project........................ 6.700          11/01/2019       1,082,525
   100,000         Wauwatosa, WI HA - Hawthorne Terrace Project........................ 0.000          11/01/2010          45,625
 1,200,000         Wauwatosa, WI HA - Hawthorne Terrace Project........................ 6.700          11/01/2015       1,228,500
   105,000         Wauwatosa, WI HA - Hawthorne Terrace Project........................ 0.000          05/01/2008          56,175
   615,000         Wauwatosa, WI HA - Hawthorne Terrace Project........................ 6.700          11/01/2022         628,069
   100,000         Wauwatosa, WI HA - Hawthorne Terrace Project........................ 0.000          11/01/2008          51,875
   100,000         Wauwatosa, WI HA - Hawthorne Terrace Project........................ 0.000          11/01/2006          58,875
   100,000         Wauwatosa, WI HA - Hawthorne Terrace Project........................ 0.000          11/01/2007          55,250
   105,000         Wauwatosa, WI HA - Hawthorne Terrace Project........................ 0.000          05/01/2004          72,188
    75,000         Wauwatosa, WI HA - Hawthorne Terrace Project........................ 0.000          05/01/2003          54,750
   100,000         Wauwatosa, WI HA - Hawthorne Terrace Project........................ 0.000          11/01/2003          71,125
    70,000         Wauwatosa, WI HA - Hawthorne Terrace Project........................ 0.000          05/01/2005          45,063
   100,000         Wauwatosa, WI HA - Hawthorne Terrace Project........................ 0.000          11/01/2004          66,875
   105,000         Wauwatosa, WI HA - Hawthorne Terrace Project........................ 0.000          05/01/2007          59,719
   100,000         Wauwatosa, WI HA - Hawthorne Terrace Project........................ 0.000          11/01/2005          62,750


                                        HEARTLAND WISCONSIN TAX FREE FUND
                           SCHEDULE OF INVESTMENTS [cont'd] . June 30, 1997 (Unaudited)
------------------------------------------------------------------------------------------------------------------
   PAR
  AMOUNT    MUNICIPAL BONDS - 98.5% [cont'd]                                    COUPON     MATURITY      VALUE
------------------------------------------------------------------------------------------------------------------
            WISCONSIN - 84.7% [cont'd]
$  105,000  Wauwatosa, WI HA - Hawthorne Terrace Project....................    0.000%    05/01/2006  $     63,525
 2,720,000  West Allis, WI CDA - Poblocki Investments Project...............    6.100     05/01/2007     2,815,200
   150,000  Whitewater, WI Multifamily Housing - Revenue Bonds..............    5.375     11/15/2005       150,938
   100,000  Winnebago County, WI HA - 1st Mortgage Revenue Bonds............    5.625     05/01/2005       100,250
   115,000  Winnebago County, WI HA - 1st Mortgage Revenue Bonds............    5.625     05/01/2007       109,681
   120,000  Winnebago County, WI HA - 1st Mortgage Revenue Bonds............    5.625     05/01/2008       113,250
   125,000  Winnebago County, WI HA - 1st Mortgage Revenue Bonds............    5.625     05/01/2009       116,563
   135,000  Winnebago County, WI HA - 1st Mortgage Revenue Bonds............    5.625     05/01/2010       130,781
   105,000  Winnebago County, WI HA - 1st Mortgage Revenue Bonds............    5.625     05/01/2006       101,194
    10,000  Winnebago County, WI Housing Authority - Series A...............    6.200     03/01/2001        10,325
    15,000  Winnebago County, WI Housing Authority - Series A...............    6.300     03/01/2002        15,581
    10,000  Winnebago County, WI Housing Authority - Series A...............    6.000     03/01/1999        10,163
    10,000  Winnebago County, WI Housing Authority - Series A...............    6.100     03/01/2000        10,250
   380,000  Winnebago County, WI Housing Authority - Series A...............    7.125     03/01/2022       391,400
   195,000  Winnebago County, WI Housing Authority - Series A...............    6.875     03/01/2012       200,119
 9,650,000  Wisconsin Center - Revenue Bond - Public Improvements...........    5.700     12/15/2020     9,637,911
    10,000  WHEDA Home Ownership............................................    7.375     09/01/2017        10,348
   100,000  WHEDA Home Ownership............................................    0.000     12/01/2007        36,375
    60,000  Wittenberg, WI HA - Multifamily - Forest Park...................    7.200     06/20/2030        61,050
   200,000  Wrightstown, WI Community Development Authority.................    5.950     06/01/2014       200,250
   600,000  Wrightstown, WI Community Development Authority.................    6.000     06/01/2019       598,500
                                                                                                      ------------
                                                                                                       106,210,045
                                                                                                      ------------
            PUERTO RICO - 6.1%
   420,000  Puerto Rico Commonwealth - Public Improvement...................    5.500     07/01/2013       415,275
   400,000  Puerto Rico Commonwealth - Public Improvement...................    5.850     07/01/2011       409,000
 1,205,000  Puerto Rico Commonwealth Hwy./Transportation....................    5.500     07/01/2017     1,176,381
 2,915,000  Puerto Rico Commonwealth Hwy./Transportation....................    5.750     07/01/2018     2,922,288
   990,000  Puerto Rico Electric Power Authority - Series O.................    0.000     07/01/2017       320,513
   280,000  Puerto Rico Electric Power Authority - Series P.................    7.000     07/01/2021       312,200
   135,000  Puerto Rico Housing Finance Corporation - Multifamily (a).......    7.500     10/01/2015       141,581
   250,000  Puerto Rico Industrial, Medical & Environmental Auth.(a)........    6.000     06/01/2000       258,125
 1,625,000  Puerto Rico Municipal Finance Agency - Series A.................    5.875     07/01/2007     1,673,750
                                                                                                      ------------
                                                                                                         7,629,113
                                                                                                      ------------
            GUAM - 7.7%
 1,000,000  Guam Airport Authority - Series B...............................    6.400     10/01/2013     1,050,000
   250,000  Guam Gov't Ltd. Oblig. Revenue - Series A.......................    7.100     11/15/2009       262,188
 1,000,000  Guam Government G.O. - Series A.................................    5.375     11/15/2013       937,500
 3,000,000  Guam Government G.O. - Series A.................................    5.400     11/15/2018     2,786,250
 3,400,000  Guam Power Authority - Series A.................................    6.300     10/01/2012     3,476,500
   250,000  Guam Power Authority - Series A.................................    5.250     10/01/2013       231,250
 1,000,000  Guam Power Authority - Series A.................................    5.250     10/01/2023       896,250
                                                                                                      ------------
                                                                                                         9,639,938
                                                                                                      ------------
            NEW PUBLIC HOUSING AUTHORITIES - 0.0%
    35,000  Burleigh County, ND - New Public Housing Authority..............    4.875     01/01/2011        33,775
                                                                                                      ------------
                                                                                                            33,775
                                                                                                      ------------

            TOTAL INVESTMENTS (Cost $121,692,013)..................... 98.5%                          $123,512,870
            Cash and receivables, less liabilities....................  1.5%                             1,903,027
                                                                      -----                           ------------
            TOTAL NET ASSETS..........................................100.0%                          $125,415,897
                                                                      =====                           ============

(a) All or a portion of security pledged to cover margin requirements for futures contracts.

The accompanying Notes to Financial Statements are an integral part of this Schedule.


                                              HEARTLAND WISCONSIN TAX FREE FUND
                               STATEMENT OF ASSETS AND LIABILITIES . June 30, 1997 (Unaudited)
------------------------------------------------------------------------------------------------------------------------------
ASSETS:
     Investments in securities, at cost........................................................................   $121,692,013
                                                                                                                  ============
     Investments in securities, at value.......................................................................   $123,512,870
     Cash......................................................................................................        358,628
     Accrued interest..........................................................................................      1,675,691
     Variation margin on open futures contracts................................................................         18,752
                                                                                                                  ------------
        Total Assets...........................................................................................    125,565,941
                                                                                                                  ------------
LIABILITIES:
     Payable to Advisor for management fee.....................................................................         69,087
     Distributions payable.....................................................................................          1,059
     Payable for Fund shares redeemed..........................................................................         54,328
     Accrued expenses..........................................................................................         25,570
                                                                                                                  ------------
        Total Liabilities......................................................................................        150,044
                                                                                                                  ============
TOTAL NET ASSETS...............................................................................................   $125,415,897
                                                                                                                  ============

NET ASSETS CONSIST OF:
     Paid in capital...........................................................................................   $123,516,123
     Accumulated undistributed net realized losses on investments..............................................        (47,026)
     Net unrealized appreciation on investments................................................................      1,946,800
                                                                                                                  ------------
TOTAL NET ASSETS...............................................................................................   $125,415,897
                                                                                                                  ============

     SHARES OUTSTANDING, $.001 par value (100,000,000 shares authorized).......................................     12,253,594
                                                                                                                  ------------
NET ASSET VALUE PER SHARE......................................................................................   $      10.24
                                                                                                                  ============

                                                      STATEMENT OF OPERATIONS
                                 For the period from January 1, 1997 to June 30, 1997 (Unaudited)
------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
     Interest..................................................................................................   $  3,643,969
                                                                                                                  ------------
        Total investment income................................................................................      3,643,969
                                                                                                                  ------------
EXPENSES:
     Management fees...........................................................................................        397,893
     Transfer agent fees.......................................................................................         44,916
     Postage...................................................................................................          8,102
     Audit fees................................................................................................          7,500
     Printing and communications...............................................................................          6,256
     Custodian fees............................................................................................          5,515
     Directors' fees...........................................................................................          2,274
     Registration fees.........................................................................................          1,891
     Amortization of organization expense......................................................................          1,517
     Legal fees................................................................................................            895
     Other operating expenses..................................................................................         27,668
                                                                                                                  ------------
        Total expenses.........................................................................................        504,427
        Less: Fees paid indirectly.............................................................................         (5,515)
                                                                                                                  ------------
        Net expenses...........................................................................................        498,912
                                                                                                                  ------------
     NET INVESTMENT INCOME.....................................................................................      3,145,057
                                                                                                                  ------------
REALIZED AND UNREALIZED GAINS ON INVESTMENTS:
     Net realized gains on:
        Securities.............................................................................................        287,599
        Futures Contracts......................................................................................        200,053
     Net increase in unrealized appreciation on:
        Securities.............................................................................................        290,139
        Futures Contracts......................................................................................        125,943
                                                                                                                  ------------
     TOTAL REALIZED AND UNREALIZED GAINS ON INVESTMENTS........................................................        903,734
                                                                                                                  ------------
     NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS......................................................   $  4,048,791
                                                                                                                  ============

The accompanying Notes to Financial Statements are an integral part of these Statements.


                                                 HEARTLAND WISCONSIN TAX FREE FUND
                                                STATEMENT OF CHANGES IN NET ASSETS
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Jan. 1, 1997 to    Year Ended
                                                                                                      June 30, 1997      Dec. 31,
                                                                                                       (Unaudited)         1996
                                                                                                     ---------------   ------------
OPERATIONS:
     Net investment income.........................................................................   $  3,145,057     $  6,199,073
     Net realized gains on investments.............................................................        487,652          370,748
     Net increase (decrease) in unrealized appreciation on investments.............................        416,082       (1,867,241)
                                                                                                      ------------     ------------
        Net increase in net assets resulting from operations.......................................      4,048,791        4,702,580
                                                                                                      ------------     ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net investment income.........................................................................     (3,145,057)      (6,199,073)
                                                                                                      ------------     ------------
        Total distributions to shareholders........................................................     (3,145,057)      (6,199,073)
                                                                                                      ------------     ------------
FUND SHARE ACTIVITIES:
     Proceeds from shares issued...................................................................      7,886,565       21,604,140
     Reinvested dividends from net investment income...............................................      2,211,200        4,374,986
     Cost of shares redeemed.......................................................................    (10,130,365)     (18,450,990)
                                                                                                      ------------     ------------
        Net increase (decrease) in net assets derived from Fund share activities...................        (32,600)       7,528,136
                                                                                                      ------------     ------------
TOTAL INCREASE IN NET ASSETS.......................................................................        871,134        6,031,643
NET ASSETS AT THE BEGINNING OF THE PERIOD..........................................................    124,544,763      118,513,120
                                                                                                      ------------     ------------
NET ASSETS AT THE END OF THE PERIOD................................................................   $125,415,897     $124,544,763
                                                                                                      ============     ============

                                                        FINANCIAL HIGHLIGHTS
------------------------------------------------------------------------------------------------------------------------------------
                                             For the six months                  For the year ended                 April 3, 1992/1/
                                            ending June 30, 1997                    December 31,                        through
                                                (Unaudited)         1996           1995        1994         1993     Dec. 31, 1992
                                                -----------         ----           ----        ----         ----     -------------
Selected Per Share Data
Net asset value, beginning of period.........     $  10.16        $  10.30      $   9.21     $  10.38     $   9.85     $   9.70
Income from investment operations:
  Net investment income......................          .26             .51           .51          .51          .49          .37
  Net realized and unrealized gains (losses)
   on investments............................          .08            (.14)         1.09        (1.17)         .55          .15
                                                  --------        --------      --------     --------     --------     --------
    Total income from investment operations..          .34             .37          1.60         (.66)        1.04          .52
Less distributions from:
  Net investment income......................         (.26)           (.51)         (.51)        (.51)        (.49)        (.37)
  Net realized gains on investments..........           --              --            --           --         (.02)          --
                                                  --------        --------      --------     --------     --------     --------
    Total distributions......................         (.26)           (.51)         (.51)        (.51)        (.51)        (.37)
Net asset value, end of period...............     $  10.24        $  10.16      $  10.30     $   9.21     $  10.38     $   9.85
                                                  ========        ========      ========     ========     ========     ========

Total Return/2/..............................          3.4%/3/         3.8%         17.8%        (6.5)%       10.8%         7.3%/4/

Ratio and Supplemental Data
  Net assets, end of period
   (in thousands)............................     $125,416        $124,545      $118,513     $101,749     $ 99,350     $ 36,304
  Ratio of net expenses to
   average net assets........................         0.81%/4//5/     0.80%/5/      0.84%        0.85%        0.84%        0.82%/4/
  Ratio of net investment income
   to average net assets.....................         5.10%/4/        5.12%         5.23%        5.28%        4.81%        4.87%/4/
  Portfolio turnover rate....................            7%             14%           11%          22%           6%           7%



/1/ Commencement of operations.
/2/ The front-end sales charge in effect for the Fund prior to June 1, 1994 is not reflected in Total Return as set forth in the table.
/3/ Not annualized.
/4/ Annualized.
/5/ The ratio does not include fees paid indirectly. If the Fund did not have fees paid indirectly, the expense ratio would have been 0.82% for the six months ending June 30, 1997 and 0.81% for 1996. Disclosure of fees paid indirectly was not required prior to December 31, 1995.

The accompanying Notes to Financial Statements are an integral part of these Statements.

                       HEARTLAND WISCONSIN TAX FREE FUND
           NOTES TO FINANCIAL STATEMENTS . June 30, 1997 (Unaudited)
--------------------------------------------------------------------------------
(1)  Organization

     The Heartland Group, Inc. (the "Corporation") is registered as a diversified open-end management company under the Investment Company Act of 1940. The Wisconsin Tax Free Fund (the "Fund") is one of the nine series of funds issued by the Corporation at June 30, 1997.

(2)  Summary of Significant Accounting Policies

     The following is a summary of significant accounting policies followed by the Fund in preparation of the financial statements:

     (a) Debt securities are stated at fair value as furnished by independent pricing services based primarily upon information concerning market transactions and dealer quotations for similar securities, or by dealers who make markets in such securities. Debt securities having maturities of 60 days or less may be valued at acquisition cost, plus or minus any amortized discount or premium. Securities and other assets for which quotations are not readily available are valued at their fair value using methods determined by the Board of Directors.

     (b) The Funds' policy is to comply with the requirements of the Internal Revenue Code which are applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. The Fund accordingly paid no Federal income taxes, and no Federal income tax provision is required.

          At June 30, 1997, the Fund had a Federal income tax capital loss carryforward of $8,153 expiring in 2002 and $526,525 expiring in 2003. The Fund does not intend to make a distribution of any future realized capital gains until its Federal income tax capital loss carryforward is completely utilized.

     (c) Net investment income is distributed to each shareholder as a dividend. Dividends are declared daily and distributed monthly and are recorded by the Fund on the ex-dividend date. Net realized gains on investments, if any, are distributed annually.

     (d) The Fund records security and shareholder transactions no later than the first business day after the trade date. Net realized gains and losses on investments are computed on the identified cost basis. Interest income is recognized on an accrual basis. The Fund amortizes premium and accretes original issue discount on investments utilizing the effective interest method.

     (e) The Fund may enter into futures contracts for hedging purposes, such as to protect against anticipated declines in the market value of its portfolio securities or to manage exposure to changing interest rates. Upon entering into a futures contract, the Fund pledges to the broker securities equal to the minimum "initial margin" requirements of the exchange. Additionally, the Fund receives from or pays to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as "variation margin," and are recorded by the Fund as unrealized gains or losses. When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

          The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The predominant risk is that the movement of the futures contracts price may result in a loss which could render a portfolio's hedging strategy unsuccessful.

          The Fund had the following open futures contracts at June 30, 1997:

                                                                Unrealized
                                    Number       Expiration    Appreciation
Type                             of Contracts       Date      (Depreciation)
----                             ------------       ----      --------------
U.S. Treasury Bond Index                 50      Sept. 1997      $(14,227)
Municipal Bond Index                   (150)     Sept. 1997       140,170
                                                                 --------
                                                                 $125,943
                                                                 ========

     (f) The Fund has entered into a fee arrangement with its custodian bank which provides for a reduction in custody fees based upon net amounts of uninvested cash balances. This reduction of expenses is shown on the Statement of Operations as "Fees Paid Indirectly."

     (g) The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from the estimates.

(3)  Investment Management Fees and Transactions with Related Parties

     The Fund has a management agreement with Heartland Advisors, Inc. (the "Advisor") to serve as investment advisor and manager. Under the terms of the agreement, the Fund pays the Advisor a monthly management fee at the annual rate of .65% of the daily net asset value of the Fund.

     Officers and certain directors of the Corporation are also officers and/or directors of the Advisor; however, they receive no compensation from the Fund.

     As permitted under Rule 10f-3 of the Investment Company Act of 1940, the Board of Directors of the Corporation has adopted a plan which will allow the Fund, under certain conditions described in the Rule, to acquire newly-issued securities from syndicates in which Heartland Advisors, Inc. is a member.

(4)  Deferred Organization Expenses

     Organization expenses have been deferred and were amortized on a straight-line basis over sixty months. Payments for these expenses were advanced by the Advisor, who was reimbursed by the Fund over the same period. As of June 30, 1997 all organization expenses have been amortized.

(5)  Investment Transactions

     During the year ended June 30, 1997, purchases and sales of securities, other than short-term obligations, were $9,131,050 and $9,773,778, respectively.

     At June 30, 1997, the gross unrealized appreciation and depreciation on investments were $2,546,508 and $725,651, respectively, netting to $1,820,857.

     Cost of investments is substantially the same for financial reporting purposes and federal income tax purposes.

(6)  Fund Share Transactions

     For the period ended June 30, 1997, Fund share transactions were as follows:

     Shares issued.......................................     778,310
     Reinvested dividends from net investment income.....     218,159
     Shares redeemed.....................................  (1,000,576)
                                                           ----------
     Net decrease in Fund shares.........................      (4,107)
                                                           ==========

     For the year ended December 31, 1996, Fund share transactions were as follows:

     Shares issued.......................................   2,158,376
     Reinvested dividends from net investment income.....     434,964
     Shares redeemed.....................................  (1,840,299)
                                                           ----------
     Net increase in Fund shares.........................     753,041
                                                           ==========

                                                                    VALUE REPORT

Dear Investor

We are here to help you meet your investment needs.

[Photo of Heartland Shareholder Services Representative]

If you have a question, please call Heartland Shareholder Services. We're confident you'll find our representatives to be knowledgeable and responsive.

1-800-432-7856



[Logo] Heartland Funds
----------------------
AMERICA'S VALUE INVESTOR

                         The Heartland Family of Funds

                           Small Cap Contrarian Fund

                                  Value Fund
                       (closed to new investors 7/1/95)

                              Mid Cap Value Fund

                             Large Cap Value Fund

                                Value Plus Fund

                        U.S. Government Securities Fund

                            Wisconsin Tax Free Fund

                           Short Duration High-Yield
                                Municipal Fund       NEW

                             High-Yield Municipal
                                   Bond Fund      NEW

                           Portico Money Market Fund



                            [Logo] Heartland Funds
                           AMERICA'S VALUE INVESTOR


                                1-800-432-7856

These are not recommendations to buy or sell the securities discussed, but rather illustrations of our value investment strategy. Statements regarding particular securities represent the portfolio manager's views when made and are subject to change at any time based on market and other considerations. Complete portfolios for the Funds will be included in the Annual and Semi-Annual Reports to Shareholders.

The performance data quoted represents past performance. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

This material may only be used when preceded or accompanied by the Funds' prospectus. Please call for a prospectus if you would like more complete information, including charges and expenses, for any Heartland fund. Read it carefully before you invest. Heartland Advisors, Inc., distributor. Member SIPC/NASD.